UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts    02116

(Address of principal executive offices)            (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

EQUITY FUNDS

ANNUAL REPORT

December 31, 2008

CGM Advisor Targeted Equity Fund

Delafield Select Fund

Hansberger International Fund

Harris Associates Focused Value Fund

Harris Associates Large Cap Value Fund

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

Natixis U.S. Diversified Portfolio

BlackRock Investment Management

Harris Associates

Loomis, Sayles & Company

Management Discussion and Performance page 1

Portfolio of Investments page 25

Financial  Statements page 41

CGM ADVISOR TARGETED EQUITY FUND

PORTFOLIO PROFILE

Objective:

Seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the overall U.S. economy

Strategy:

Generally invests in a focused portfolio of common stocks of large-cap companies

Inception Date:

November 27, 1968

Manager:

G. Kenneth Heebner

Symbols:

Class A	NEFGX
Class B	NEBGX
Class C	NEGCX
Class Y	NEGYX

What You Should Know:

The fund invests in a small number of securities, which may result in greater volatility than more diversified funds. Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. The fund may invest in foreign securities that involve risks not associated with domestic securities.

Management Discussion

Stock prices fell in value across the board in 2008 as financial markets deteriorated, credit markets froze, unemployment climbed, home prices collapsed, oil prices first soared and then plummeted, and consumer spending stalled. The broad-based S&P 500 Index posted its sharpest decline since 1937 and the picture was even bleaker outside of the United States.

CGM Advisor Targeted Equity Fund returned -38.36% for the fiscal year ended December 31, 2008, based on the net asset value of Class A shares and $0.06 in dividends and $0.44 in capital gains reinvested. For the same period, the fund’s benchmark, the S&P 500 Index, returned -37.00% and the average fund in Morningstar’s Large Growth category returned -40.67%.

WHAT WAS THE FUND’S RESPONSE TO THIS VOLATILITY?

During the first half of 2008, the fund was positioned to benefit from anticipated strength in emerging market economies, with sizable investments in energy stocks, metals, and ADRs (American Depositary Receipts). We largely eliminated these positions during the second half of the year when emerging market economies were negatively impacted by the global recession. By year end, the portfolio was concentrated in financial stocks and consumer staples, which we believed would not be adversely impacted by global economic weakness.

WHICH STOCKS WERE THE FUND’S WORST PERFORMERS IN 2008?

The most sizeable loss the fund sustained occurred in Brazil’s state-run oil company, Petroleo Brasileiro (better known as Petrobras). One of the few oil and gas companies to show significant growth in production, Petrobras also has the most favorable exploration and production prospects. However, the drop in oil prices, from a high of nearly $150 a barrel in July to about $40 a barrel by year end, sharply reduced the company’s earnings outlook and the stock price fell.

Ford Motor Company was another detractor. Although Ford has taken constructive steps aimed at improving profits and increasing market share, the dramatic decline in automobile and truck demand during the second half of 2008 had a severely negative impact on the price of the stock.

Shares of JPMorgan Chase also plunged as the financial giant experienced a considerable breakdown in mortgage loans. We believe the company, under the leadership of Jamie Dimon, will eventually be one of America’s leading banks, but the weak economy and severe housing deflation are likely to defer meaningful progress until 2010.

We sold all three positions.

WHICH STOCKS OR STRATEGIES HELPED?

MasterCard, one of the two leading transaction processors in the credit card industry, was modestly positive. The company benefited from a growth in credit card lending in foreign markets, as well as a reduction in marketing and overhead expenditures. We sold the stock early in the year before the major market decline in financials. By year-end we had also added a number of companies with limited economic sensitivity. We expect these stocks to profit from positive company fundamentals going forward.

By year-end 2008 one of the fund’s largest positions was CVS Caremark Corporation, a major integrated pharmacy services provider. The company is benefiting from consolidation in the drug store business as well as from its entry into the pharmacy benefit business. Another positive holding for the fund was Philip Morris International, which was spun off from Altria in March of 2008. Based in Switzerland, the company is benefiting from rising cigarette consumption in international markets as well as favorable acquisitions.

WHAT LIES AHEAD IN 2009?

A number of factors make a case for economic recovery, including the much-anticipated economic stimulus package and greater confidence in the credit markets, but these are uncharted waters. We believe the fund’s overall defensive posture should help protect it from further market declines near term. Longer term, we believe our emphasis on established companies with superior growth potential should position the fund for good upside performance.

CGM ADVISOR TARGETED EQUITY FUND

Investment Results through December 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares

Average Annual Total Returns — December 31, 2008

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 11/27/68)
Net Asset Value[1]	-38.36%	3.01%	0.83%	—
With Maximum Sales Charge[2]	-41.89	1.81	0.24	—

Class B (Inception 2/28/97)
Net Asset Value[1]	-38.90	2.24	0.07	—
With CDSC[3]	-41.82	1.90	0.07	—

Class C (Inception 9/1/98)
Net Asset Value[1]	-38.85	2.25	0.08	—
With CDSC[3]	-39.43	2.25	0.08	—

Class Y (Inception 6/30/99)
Net Asset Value[1]	-38.28	3.29	—	0.70%

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[6]
S&P 500 Index[4]	-37.00%	-2.19%	-1.38%	-2.66%
Morningstar Large Growth Fund Avg.[5]	-40.67	-3.37	-2.46	-3.89

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	12/31/08	12/31/07
Common Stocks	93.3	95.8
Short-Term Investments and Other	6.7	4.2

	% of Net Assets as of
TEN LARGEST HOLDINGS	12/31/08	12/31/07
Colgate-Palmolive Co.	5.8	—
CVS Caremark Corp.	5.4	—
Wal-Mart Stores, Inc.	5.3	—
Philip Morris International, Inc.	5.3	—
Teva Pharmaceutical Industries Ltd., Sponsored ADR	5.3	—
Abbott Laboratories	5.3	—
General Mills, Inc.	5.2	—
McDonald’s Corp.	5.2	5.0
Procter & Gamble Co.	5.1	—
Baxter International, Inc.	5.1	—

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	12/31/08	12/31/07
Household Products	10.9	—
Food & Staples Retailing	10.7	—
Pharmaceuticals	10.5	4.8
Food Products	9.6	—
Capital Markets	9.1	—

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio	Net Expense Ratio
A	1.17%	1.17%
B	1.92	1.92
C	1.93	1.93
Y	0.90	0.90

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	S&P 500 Index is an unmanaged index of U.S. common stocks.
[5]	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[6]	The since-inception comparative performance figures shown for Class Y shares are calculated from 7/1/99.

DELAFIELD SELECT FUND

PORTFOLIO PROFILE

Objective:

Seeks long-term capital appreciation

Strategy:

Invests in small- and mid- capitalization companies using a bottom-up value-oriented investment process.

Inception Date:

September 26, 2008

Managers:

J. Dennis Delafield

Charles W. Neuhauser

Vincent Sellecchia

Donald Wang

Symbols:

Class A	DESAX
Class C Class Y	DESCX DESYX

What You Should Know:

The fund invests in a small number of securities, which may result in greater price volatility than more diversified funds. Value stocks may fall out of favor with investors and underperform the overall market during any given period. Investing in mid-cap companies may involve greater risk than investing in larger companies since mid-cap companies tend to be more susceptible to adverse business events or economic downturns, are less liquid and more thinly traded and are subject to greater price volatility.

Management Discussion

For the fiscal year ended December 31, 2008, Delafield Select Fund* provided a total return of -38.06%, based on the net asset value of Class A shares and $0.01 in reinvested dividends. For the same 12 months, the fund’s benchmark, the Russell 2500 Index, returned -36.79%, while the average performance of the funds in Morningstar’s Mid-Cap Value category was -36.77%.

The fund’s philosophy is to maintain a concentrated portfolio of value-oriented stocks constructed “bottom up” rather than “top down.” We use detailed internal analysis to select a few securities we believe are attractively priced and likely to grow over time. Given the severity of the current economy, we have been focusing increasingly on companies with good balance sheets and strong free cash flows. (Free cash flow is the amount of cash a company has after paying its expenses.) Companies with above-average leverage need ample free cash to meet their liquidity needs.

WHICH COMPANIES PROVED DISAPPOINTING?

One example was Flextronics International, which provides facilities and support services to original equipment manufacturers worldwide. The company’s clients include Microsoft, which contracted with them to build the Zune MP3 players, Xboxes and related accessories. Early in the fourth quarter Flextronics was trading at nearly $7 a share. The rapid decline in consumer spending, especially in the electronics area, drove shares down to about $1.50. We took advantage of the price decline to add to the fund’s position because of the company’s strong cash flow and market position. Shares of KapStone Paper & Packaging also declined. The firm’s extra-strength papers are used to make sturdy leaf and trash bags, as well as bags to hold charcoal, pet foods and cement. Their business has been growing, but when the economy ground to a virtual halt in the fourth quarter of 2008, KapStone’s customers began drawing down inventory to trim expenses. Although the firm’s earnings will probably fall below projections for the year, we added to the position as the price of shares declined, in anticipation of a recovery down the line.

WHICH STOCKS WERE STRONGER?

Two of the fund’s best performers, on a relative basis, were Barnes Group and j2 Global Communications. An aerospace and industrial components manufacturer, Barnes has done a good job improving profitability in their manufacturing business and we expect their underperforming distribution business to improve after certain unprofitable entities in the U.K are closed. However, near-term results are likely to be weak due to the slumping economy. We initiated the position when shares sold off sharply during the fourth quarter. California-based j2 provides internet-based communications systems to businesses worldwide. Its most popular service, called “eFax,” allows users to send and receive faxes via the internet. The firm has a dominant market share in this young industry, which provides a high return on capital. The business is protected by patents and by its ability to acquire new subscribers at a low cost. They have no debt and have been buying back their own shares.

WHAT’S YOUR OUTLOOK?

We think the economy could remain weak into 2010 and that stocks will remain volatile. If the credit markets begin to stabilize, we expect confidence to return, helping stocks resume a more normal trading pattern.

* As of the close of business on September 26, 2008 the fund acquired the assets and liabilities of the Reich & Tang Concentrated Portfolio L.P. (the “Predecessor Fund”) (see Note 1 of the Notes to Financial Statements). For periods prior to the inception of Class A shares (September 29, 2008) performance shown is based upon Predecessor Fund returns restated to reflect the expenses and sales loads of Class A shares.

DELAFIELD SELECT FUND

Investment Results through December 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,7

Average Annual Total Returns — December 31, 20081,7

	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 9/29/08)[1]
Net Asset Value[2]	-38.06%	-0.92%	8.25%
With Maximum Sales Charge[3]	-41.63	-2.09	7.61

Class C (Inception 9/29/08)[1]
Net Asset Value[2]	-38.60	-1.91	7.26
With CDSC[4]	-39.21	-1.91	7.26

Class Y (Inception 9/26/08)[1]
Net Asset Value[2]	-37.73	-0.55	8.61

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
Russell 2500 Index[5]	-36.79%	-0.98%	4.08%
Morningstar Mid-Cap Value Fund Avg.[6]	-36.77	-1.07	5.23

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

% of Net Assets as of
FUND COMPOSITION	12/31/08
Common Stocks	90.8
Short-Term Investments and Other	9.2

% of Net Assets as of
TEN LARGEST HOLDINGS	12/31/08
Collective Brands, Inc.	5.7
Kennametal, Inc.	5.5
Flextronics International Ltd.	4.8
Tier Technologies, Inc., Class B	4.5
Albany International Corp., Class A	4.4
Thermo Fisher Scientific, Inc.	4.4
Carlisle Cos., Inc.	4.4
Barnes Group, Inc.	4.3
Crane Co.	4.1
Cognizant Technology Solutions Corp., Class A	3.9

% of Net Assets as of
FIVE LARGEST INDUSTRIES	12/31/08
Machinery	21.6
Electronic Equipment & Instruments	10.8
Specialty Retail	9.4
IT Services	8.4
Chemicals	6.2

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	1.54%	1.40%
C	2.29	2.15
Y	1.26	1.15

NOTES TO CHARTS

[1]

The performance of Class Y shares of Delafield Select Fund includes performance from the Reich & Tang Concentrated Portfolio L.P., which was reorganized to Class Y shares as of the close of business on September 26, 2008. The Reich & Tang Concentrated Portfolio L.P. performance has been adjusted to reflect the expenses of Class Y shares. For the periods prior to the inception of Class A and Class C shares (September 29, 2008), performance shown for Class A and Class C shares is based upon the Reich & Tang Concentrated Portfolio L.P.’s returns restated to reflect the expenses and sales loads of Class A and Class C shares. Performance from September 29, 2008 forward reflects actual Class A and Class C share performance.

[2]	Does not include a sales charge.
[3]	Includes the maximum sales charge of 5.75%.
[4]	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
[5]

Russell 2500 Index is an unmanaged index that measures the 2500 smallest companies in the Russell 3000 Index. It is a popular indicator of the performance of the small to mid-cap segment of the U.S. stock market.

[6]	Morningstar Mid-Cap Value Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[7]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[8]	Before reductions and reimbursements.
[9]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 4/30/10.

HANSBERGER INTERNATIONAL FUND

PORTFOLIO PROFILE

Objective:

Seeks long-term growth of capital

Strategy:

Invests in common stocks of small-, mid- and large-cap companies located outside the United States. Assets are invested across developed and emerging markets

Inception Date:

December 29, 1995

Managers:

Growth:

Trevor Graham

Barry A. Lockhart

Patrick H. Tan

Thomas R.H. Tibbles

Value:

Ronald Holt

Lauretta Reeves

Symbols:

Class A	NEFDX
Class B	NEDBX
Class C	NEDCX

What You Should Know:

Foreign securities involve risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions and different accounting standards. Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. Value stocks may fall out of favor and underperform the overall market during any given period.

Management Discussion

Hansberger International Fund’s total return for the fiscal year ended December 31, 2008 was -47.63%, based on the net asset value of Class A shares and $0.24 (including $0.09 that has been designated as a return of capital distribution) in dividends and $0.68 in capital gains reinvested during the period. By comparison, the fund’s benchmarks, the MSCI EAFE Index and the MSCI ACWI ex USA, returned -43.06% and -45.24%, respectively, expressed in U.S. dollars. The average performance of the fund’s Morningstar peer group, the Foreign Large Blend category, was -43.99%. Neither the fund nor its benchmarks include U.S. stocks and the Morningstar category has only limited exposure to domestic equities.

In a complete reversal of 2007, international markets — particularly emerging market countries — fell off sharply in 2008, underperforming the S&P 500 Index, which returned -37.00% for the year. Russia, India, Brazil and China were among the weakest markets, and U.S. investors who owned internationally diversified portfolios were also negatively impacted by the strengthening U.S. dollar.

Two teams of Hansberger’s international equity professionals manage the fund. One team focuses on value and the other seeks growth potential. In general, value investors fared better than growth investors in 2008.

HOW DID THE VALUE TEAM FARE?

In this year’s challenging environment, the value portfolio’s exposure to economically sensitive sectors posted sharp losses. In energy, Norwegian oil services company Subsea 7 fell sharply as the price of oil slumped in the second half to its lowest level since 2004. Materials investments also hurt performance; steel company ArcelorMittal and nickel producer MMC Norilsk Nickel posted sharply negative returns. All three stocks remain in the portfolio in anticipation of improving returns.

Its overweight position in Japan had a positive impact on the fund, as returns were boosted by a strengthening yen. Specific Japanese holdings that helped performance included Shionogi & Co, a pharmaceutical company, and Sumitomo Trust and Banking, one of Japan’s largest financial institutions. Both stocks remain in the portfolio.

WHAT ABOUT THE FUND’S GROWTH PORTFOLIO?

After strong performance in 2007, the growth portfolio also endured a difficult year. Energy was a key detractor, with the portfolio’s holdings in oil, natural gas and nuclear energy companies underperforming. Financials were disappointing as well. Holdings such as Austria’s Erste Bank and the National Bank of Greece declined as a result of their exposure to Eastern Europe. Both holdings were sold during the year. Consumer discretionary stocks also hurt relative performance. Being underweight in defensive sectors, such as utilities and consumer staples, hurt performance.

On a positive note, the portfolio’s holdings in information technology and telecommunications services did well. French internet and telephone company Iliad SA was a strong contributor late in the year, rebounding from a sharp drop in September and early October.

WHAT IS YOUR OUTLOOK FOR 2009?

While there may be due cause for pessimism about the future for international equity markets given the many negatives that surfaced in 2008, we believe there are also reasons for optimism. Many of the key variables for favorable equity markets are already visible, including low interest rates, moderating inflation and attractive equity valuations. While the near-term pace of economic growth has slowed markedly, we believe the long-term outlook for many economies — especially the emerging markets of China, India and Brazil — are still very promising. Historically, economic forecasts start improving before corporate earnings follow suit. We believe earnings growth should eventually flow through from aggressive monetary and fiscal stimuli currently in place. While downside risk is still possible in the form of a continuation of poor corporate news flows and further earnings downgrades, we think 2009 may be closer to a cyclical trough in corporate earnings rather than to a peak.

HANSBERGER INTERNATIONAL FUND

Investment Results through December 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares7

Average Annual Total Returns — December 31, 20087

	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 12/29/95)
Net Asset Value[1]	-47.63%	-0.05%	2.46%
With Maximum Sales Charge[2]	-50.63	-1.22	1.85

Class B (Inception 12/29/95)
Net Asset Value[1]	-48.03	-0.78	1.71
With CDSC[3]	-50.48	-1.07	1.71

Class C (Inception 12/29/95)
Net Asset Value[1]	-48.00	-0.78	1.69
With CDSC[3]	-48.49	-0.78	1.69

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
MSCI EAFE Index[4]	-43.06%	2.10%	1.18%
MSCI ACWI ex USA[5]	-45.24	3.00	2.27
Morningstar Foreign Large Blend Fund Avg.[6]	-43.99	1.21	0.90

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	12/31/08	12/31/07
Common Stocks	99.2	97.3
Preferred Stocks	1.1	1.3
Bonds and Notes	0.1	-
Short-Term Investments and Other	-0.4	1.4

	% of Net Assets as of
TEN LARGEST HOLDINGS	12/31/08	12/31/07
Nintendo Co. Ltd.	2.5	1.9
Roche Holding AG	2.5	0.8
Nestle SA, (Registered)	2.2	1.3
Novartis AG, (Registered)	2.0	1.2
Infosys Technologies Ltd., Sponsored ADR	1.7	1.3
Banco Santander Central Hispano SA	1.7	1.7
China Communications Construction Co. Ltd., Class H	1.6	-
Tesco PLC	1.6	1.4
Shin-Etsu Chemical Co. Ltd.	1.4	0.6
Credit Suisse Group, (Registered)	1.4	0.5

	% of Net Assets as of
FIVE LARGEST COUNTRIES	12/31/08	12/31/07
Japan	17.2	14.0
United Kingdom	13.0	13.0
France	10.5	9.9
Switzerland	10.4	8.9
Germany	8.3	6.6

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio	Net Expense Ratio
A	1.45%	1.45%
B	2.20	2.20
C	2.20	2.20

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]

Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI EAFE Index) is an unmanaged index designed to measure developed market equity performance, excluding the United States and Canada.

[5]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[6]	Morningstar Foreign Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[7]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.

HARRIS ASSOCIATES FOCUSED VALUE FUND

PORTFOLIO PROFILE

Objective:

Seeks long-term capital appreciation

Strategy:

Focuses on 25 to 30 stocks of mid- to large-cap U.S. companies

Inception Date:

March 15, 2001

Managers:

Robert M. Levy

Michael J. Mangan

Symbols:

Class A	NRSAX
Class B	NRSBX
Class C	NRSCX

What You Should Know:

The fund invests in a small number of securities, which may result in greater volatility than more diversified funds. Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Management Discussion

SPECIAL NOTICE

At their meeting on February 6, 2009, the Natixis Funds Board of Trustees voted to liquidate Harris Associates Focused Value Fund. After extensive analysis, the Trustees concluded that this fund’s small asset level does not provide the scale needed to remain viable for shareholders. The sale of the fund’s assets and the corresponding liquidating distributions will be completed on or about April 17, 2009.

The following is a discussion of the factors that materially affected the fund’s performance during the fiscal year ending December 31, 2008. Because the fund is being liquidated, the discussion does not include forward looking comments.

HOW DID THE FUND PERFORM IN THIS VOLATILE MARKET?

Last year’s steep market decline did not discriminate in terms of company quality or size. Stocks of many large, established corporations with strong balance sheets and leading industry positions fell alongside smaller, less-well-financed issues. The year’s disappointing returns for Harris Associates Focused Value Fund demonstrate the impact of the period’s widespread market weakness. Its sizeable exposure to financial stocks, as well as some holdings in the technology and consumer sectors, caused the fund’s performance to lag its benchmark and its Morningstar peer group. For the fiscal year ended December 31, 2008, Class A shares of the fund returned -47.69% at net asset value, assuming reinvestment of $0.15 in capital gains during the year. For the same period, the fund’s benchmark, the S&P 500 Index, returned -37.00%, while the average return on the funds in Morningstar’s Large Blend category was -37.79%.

WHAT PART DID ENERGY STOCKS PLAY?

We were correct in our long-held view that steadily rising prices for oil and gas were not sustainable. When energy prices plunged in the second half of 2008, the fund made up some of the ground it lost in the first half, when the fund was underweight in this sector. However, in the fourth quarter, we added some energy holdings as stock prices fell faster than prices of the underlying commodities. National-Oilwell Varco, which delivers oilfield services, and XTO Energy, an exploration and production company, made small, positive contributions during the closing weeks of 2008. These initial positions reflect our shifting outlook for the energy sector and our respect for their impressive management teams and history of wise use of capital.

WHAT ABOUT FINANCIAL AND TECH STOCKS?

Most of the fund’s shortfall during 2008 occurred in the battered financial sector, as the credit crisis pressured a long list of companies. Shares of Merrill Lynch had fallen sharply before its proposed purchase by Bank of America. Troubled mutual fund company Legg Mason also saw its shares decline during the period, but we think management addressed these problems effectively and the shares regained some lost ground late in the year. Another mutual fund company, Franklin Resources, moved higher after we purchased shares late in the year. Franklin is a well-run company with strong mutual fund brands both domestically and abroad. The firm’s balance sheet also includes considerable cash.

National Semiconductor fell amid a sagging market for its analog chips, which are used in high volume applications like phones and music players. The company has sizeable net cash on its books and management is buying back shares, which currently trade at a discount to the sector. Starwood Hotels & Resorts Worldwide also fell. With hindsight, we were early in this purchase, given the economic slowdown, but Starwood has good cash flow from its franchisees and such strong hotel brands as Westin, Sheraton and Le Meridien.

HARRIS ASSOCIATES FOCUSED VALUE FUND

Investment Results through December 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares7

Average Annual Total Returns — December 31, 20087

	1 YEAR	5 YEARS	SINCE INCEPTION
CLASS A (Inception 3/15/01)
Net Asset Value[1]	-47.69%	-8.44%	-3.48%
With Maximum Sales Charge[2]	-50.69	-9.52	-4.21

CLASS B (Inception 3/15/01)
Net Asset Value[1]	-48.05	-9.10	-4.18
With CDSC[3]	-50.60	-9.32	-4.18

CLASS C (Inception 3/15/01)
Net Asset Value[1]	-48.05	-9.10	-4.18
With CDSC[3]	-48.56	-9.10	-4.18

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	SINCE INCEPTION[6]
S&P 500 Index [4]	-37.00%	-2.19%	-1.39%
Morningstar Large Blend Fund Avg.[5]	-37.79	-2.47	-1.49

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	12/31/08	12/31/07
Common Stocks	99.3	100.0
Short-Term Investments and Other	0.7	—

	% of Net Assets as of
TEN LARGEST HOLDINGS	12/31/08	12/31/07
Intel Corp.	7.6	9.0
Robert Half International, Inc.	7.1	4.9
Teradata Corp.	5.4	1.3
Legg Mason, Inc.	5.0	—
Starwood Hotels & Resorts Worldwide, Inc.	5.0	—
National Semiconductor Corp.	5.0	6.1
Tiffany & Co.	4.9	2.7
Advance Auto Parts, Inc.	4.6	—
Dr Pepper Snapple Group, Inc.	4.5	—
Avon Products, Inc.	4.4	4.7

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	12/31/08	12/31/07
Capital Markets	15.8	5.0
Semiconductors & Semiconductor Equipment	12.6	21.7
Specialty Retail	11.9	2.7
Hotels, Restaurants & Leisure	8.7	6.8
Professional Services	7.1	—

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	1.39%	1.39%
B	2.14	2.14
C	2.14	2.14

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	S&P 500 Index is an unmanaged index of U.S. common stocks.
[5]	Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[6]	The since-inception comparative performance figures shown are calculated from 4/1/01.
[7]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[8]	Before reductions and reimbursements.
[9]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.

HARRIS ASSOCIATES LARGE CAP VALUE FUND

PORTFOLIO PROFILE

Objective:

Seeks opportunities for long-term capital growth and income

Strategy:

Invests primarily in common stock of large- and mid-cap companies in any industry

Inception Date:

May 6, 1931

Managers:

Edward S. Loeb

Michael J. Mangan

Diane L. Mustain

Symbols:

Class A	NEFOX
Class B	NEGBX
Class C	NECOX
Class Y	NEOYX

What You Should Know:

Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Management Discussion

Stocks across the equity spectrum felt shockwaves from the economic storm that buffeted markets in 2008. Many large, well-capitalized companies with solid finances and entrenched industry positions fell as steeply as lower quality shares. For the fiscal year ended December 31, 2008, Class A shares of Harris Associates Large Cap Value Fund returned -40.45% at net asset value, assuming $0.13 in dividends reinvested during the period. These results trailed the fund’s benchmark and its Morningstar peer group. The Russell 1000 Value Index returned -36.85%, while the average return on the funds in Morningstar’s Large Blend category was -37.79% for the 12-month period.

WHICH STOCKS HELPED OR HURT PERFORMANCE?

We steered clear of some financial stocks that were especially poor performers — names like Bear Stearns, Lehman Brothers and AIG. Although fund holdings JP Morgan Chase, Bank of New York Mellon and credit card issuer Capital One Financial were all battered, they held up better than the sector as a whole. Merrill Lynch teetered on extinction before Bank of America agreed to acquire it, and American Express declined when its bad debt reserves proved inadequate. Shares of troubled mutual fund company Legg Mason were down sharply during the period, but we think they have turned a corner. Our level of concern about financial issuers generally has diminished, as many companies are selling at historically low valuations even though many are in a repair mode.

Some of the industrial stocks we selected held up well. Transportation giant Union Pacific, which is restructuring, declined less than its sector, and diversified tool maker Illinois Tool Works contributed positively. We purchased General Dynamics late in the year, and it too was helpful. As a group, our consumer discretionary holdings were modestly positive, relative to the benchmark. We took sizeable profits in McDonald’s and deployed these assets into fresh commitments. Hotel chains Starwood Hotels & Resorts Worldwide and Marriott International remained under pressure, but we view their rebound potential as significant in a recovery.

WHICH SECTORS WERE MOST INFLUENCIAL?

Energy and technology were primarily responsible for the fund’s underperformance relative to the benchmark. We had downplayed energy while oil and gas prices were surging in the first half of 2008, although that helped comparative returns after energy prices peaked in July and then plummeted. Late in the year we made a series of opportunistic purchases of energy shares, including Apache Corp., National-Oilwell Varco and Williams Cos., in hopes of capitalizing on valuations that reflected only worst-case scenarios.

As the economy slowed markedly, we believed large technology companies with reasonable valuations and solid balance sheets should provide some stability. However, fund technology holdings Intel, Dell and Texas Instruments fell as sharply as shares of mortgage companies and home builders, which were at the core of the credit crisis. At year-end, these and other tech giants were trading at discounts that we believed were too great to last long.

WHAT IS YOUR CURRENT OUTLOOK?

During bear markets, investors generally see only uncertainty and assume that negative trends will never end. But we believe powerful forces are now at play — unprecedented government action, record low interest rates and more affordable energy — that may stabilize the economy. If signs of an improvement emerge, investors may reallocate some of the vast stores of cash now on the sidelines into equities that are selling well below their potential value if the economy improves. We are currently finding companies trading at less than half of our estimates of their intrinsic value. The potential for appreciation from these depressed levels could be impressive, although it may be a while before valuations begin climbing toward our targets. However, if and when the economic outlook brightens, high-quality, large-cap stocks now available at what look like bargain prices may significantly outstrip returns on higher-risk investments.

HARRIS ASSOCIATES LARGE CAP VALUE FUND

Investment Results through December 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares6

Average Annual Total Returns — December 31, 20086

	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 5/6/31)
Net Asset Value[1]	-40.45%	-6.01%	-4.06%
With Maximum Sales Charge[2]	-43.87	-7.12	-4.62

CLASS B (Inception 9/13/93)
Net Asset Value[1]	-40.87	-6.71	-4.78
With CDSC[3]	-43.83	-7.08	-4.78

CLASS C (Inception 5/1/95)
Net Asset Value[1]	-40.90	-6.72	-4.78
With CDSC[3]	-41.49	-6.72	-4.78

CLASS Y (Inception 11/18/98)
Net Asset Value[1]	-40.18	-5.68	-3.65

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
Russell 1000 Value Index[4]	-36.85%	-0.79%	1.36%
Morningstar Large Blend Fund Avg.[5]	-37.79	-2.47	-0.84

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	12/31/08	12/31/07
Common Stocks	94.6	96.4
Short-Term Investments and Other	5.4	3.6

	% of Net Assets as of
TEN LARGEST HOLDINGS	12/31/08	12/31/07
Intel Corp.	6.3	6.9
Hewlett-Packard Co.	5.9	5.0
Carnival Corp.	5.6	4.2
Bank of New York Mellon Corp.	4.2	4.8
FedEx Corp.	3.9	3.0
Dell, Inc.	3.8	4.4
JP Morgan Chase & Co.	3.7	3.5
Schering-Plough Corp.	3.6	—
Capital One Financial Corp.	3.0	3.5
Merrill Lynch & Co., Inc.	2.9	2.6

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	12/31/08	12/31/07
Capital Markets	13.9	10.2
Computers & Peripherals	9.7	10.9
Hotels, Restaurants & Leisure	9.6	7.4
Media	9.2	12.2
Semiconductors & Semiconductor Equipment	8.2	9.4

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.28%	1.28%
B	2.04	2.04
C	2.04	2.04
Y	0.91	0.91

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
[5]	Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[6]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[7]	Before reductions and reimbursements.
[8]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.

VAUGHAN NELSON SMALL CAP VALUE FUND

PORTFOLIO PROFILE

Objective:

Seeks capital appreciation

Strategy:

Invests in small-cap companies with a focus on absolute return, using a bottom-up value-oriented investment process.

Inception Date:

December 31, 1996

Managers:

Chris D. Wallis

Scott J. Weber

Symbols:

Class A	NEFJX
Class B	NEJBX
Class C Class Y	NEJCX NEJYX

What You Should Know:

Investing in small-cap stocks carries special risk, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large company stocks. Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Management Discussion

Stocks in all capitalization ranges lost ground in 2008, as the credit crisis spread and investor confidence crumbled in the face of a deepening recession. Although Vaughan Nelson Small Cap Value Fund’s performance was negative for the period, it held up better than its benchmark and a group of comparable funds.

For the fiscal year ended December 31, 2008, the fund’s total return was -21.11% based on the net asset value of Class A shares and $0.03 in reinvested capital gains. For the same period, the Russell 2000 Value Index, the fund’s benchmark, returned -28.92%, while the average performance of the funds in Morningstar’s Small Blend category was -36.56%.

WHAT STEPS DID YOU TAKE TO SHELTER THE FUND?

Stock selection was key. In light of the weak economy, we intensified our credit analysis, emphasizing companies we believe are well positioned to renew their debt obligations as they mature. We have been wary of financial stocks due to high debt loads, burgeoning loan losses and concern that the balance sheets of some mortgage companies included what we regard as unacceptable risks. However, avoiding commercial banks was a negative, as investors favored small-cap banks with clean balance sheets and prospects for industry consolidation. We also steered clear of most consumer-related issues, which benefited the fund as consumer spending stalled.

We took substantial profits in energy stocks in the first half of the year, trimming the portfolio’s energy exposure. That move proved positive when collapsing oil and gas prices pulled down energy shares later in 2008. Continental Resources, an exploration company with special expertise in drilling in unconventional formations, and Petrohawk, an onshore U.S. exploration and production company, were both sold at a profit. In materials, Cliffs Natural Resources, a supplier of iron ore and metallurgical coal to the steel industry, was another performance leader. We took profits when shares reached high valuations and then repurchased them when prices declined late in the year. Packaging companies Silgan Holdings, which makes metal and plastic food containers, Pactiv, whose products include Hefty trash bags, and glass container maker Owens-Illinois all benefited from declining material and energy costs.

WHICH POSITIONS HURT PERFORMANCE?

Industrials were the fund’s weakest sector. They had been positive contributors for some time, thanks to expanding global infrastructure, but they ran afoul of 2008’s global economic slowdown. General Cable, which serves utilities and industrial clients, declined sharply. In the consumer arena, we realized losses on the sale of Tempur-Pedic; the firm’s high-end bedding products lost ground as consumers retrenched. However, we continue to hold Pediatrix Medical Group (recently renamed Mednax), operators of hospital-based neonatal intensive care units and anesthesiology practices, even though the value of shares was impacted by lower admissions and a changing mix to more Medicaid patients in a weaker economy.

WHAT IS YOUR CURRENT OUTLOOK?

We have reined in the fund’s vulnerability to business cycles through further cutbacks in energy, industrials and financial issues. We are also avoiding vulnerable consumer businesses, including most specialty retail, auto and media stocks. We think pressure will remain on consumer-related businesses until housing prices bottom out. In our opinion, a sustainable rebound is also likely to require more transparency from banks regarding what they own and what it is worth. We believe investors will maintain low risk profiles until the credit markets stabilize, and that the slow process of reducing corporate and personal debt will delay recovery.

Although we expect below-trend growth to continue, we are comfortable that the fund’s current holdings have the potential to perform relatively well even in less-than-ideal circumstances. We also believe that the enormous cash reserves that have accumulated on the sidelines may drive equity prices higher once the outlook improves.

VAUGHAN NELSON SMALL CAP VALUE FUND

Investment Results through December 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares6

Average Annual Total Returns — December 31, 20086

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class A (Inception 12/31/96)
Net Asset Value[1]	-21.11%	4.59%	4.37%	—
With Maximum Sales Charge[2]	-25.65	3.35	3.75	—

Class B (Inception 12/31/96)
Net Asset Value[1]	-21.67	3.83	3.59	—
With CDSC[3]	-25.58	3.48	3.59	—

Class C (Inception 12/31/96)
Net Asset Value[1]	-21.71	3.81	3.59	—
With CDSC[3]	-22.49	3.81	3.59	—

Class Y (Inception 8/31/06)
Net Asset Value[1]	-20.81	—	—	-3.33%

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[7]
Russell 2000 Value Index[4]	-28.92%	0.27%	6.11%	-13.86%
Morningstar Small Blend Fund Avg.[5]	-36.56	-1.30	4.39	-14.90

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	12/31/08	12/31/07
Common Stocks	88.7	95.4
Exchange Traded Funds	4.6	—
Short-Term Investments and Other	6.7	4.6

	% of Net Assets as of
TEN LARGEST HOLDINGS	12/31/08	12/31/07
iShares Russell 2000 Value Index Fund	4.6	—
Silgan Holdings, Inc.	2.5	—
Pactiv Corp.	2.5	—
HCC Insurance Holdings, Inc.	2.5	2.0
Watson Wyatt Worldwide, Inc., Class A.	2.3	—
Waste Connections, Inc.	2.2	0.9
Sybase, Inc.	2.2	1.9
Owens-Illinois, Inc.	2.1	—
SRA International, Inc., Class A	2.1	—
Cullen/Frost Bankers, Inc.	2.0	1.3

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	12/31/08	12/31/07
Health Care Providers & Services	9.1	5.2
Insurance	7.4	5.9
Containers & Packaging	7.1	—
Commercial Services & Supplies	6.0	2.5
Software	5.6	3.9

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	1.58%	1.46%
B	2.32	2.21
C	2.33	2.21
Y	1.19	1.19

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
[5]	Morningstar Small Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[6]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[7]	The since-inception comparative performance figures shown are calculated from 9/1/06.
[8]	Before reductions and reimbursements.
[9]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 4/30/09.

VAUGHAN NELSON VALUE OPPORTUNITY FUND

PORTFOLIO PROFILE

Objective:

Seeks long-term capital appreciation

Strategy:

Invests in medium capitalization companies with a focus on absolute return, using a bottom-up, value-oriented investment process

Inception Date:

October 31, 2008

Managers:

Dennis G. Alff

Chris D. Wallis

Scott J. Weber

Symbols:

Class A	VNVAX
Class C Class Y	VNVCX VNVYX

What You Should Know:

Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Management Discussion

Although Vaughan Nelson Value Opportunity Fund’s results for the two months since its inception were negative, the fund declined less than its benchmark and its Morningstar peer group. Between October 31, 2008 and December 31, 2008, the fund’s total return was -3.75% based on the net asset value of Class A shares and $0.02 in reinvested dividends. For the same period, the Russell Midcap Value Index returned -5.73%, while the average performance of funds in Morningstar’s Mid-Cap Value category was -4.22%. Please bear in mind that this brief period was one of the most volatile in history.

WHICH STOCKS OR STRATEGIES HELPED OR HURT THE FUND?

One positive factor was that the fund was underweight in poorly performing financial stocks relative to the benchmark. Those financial stocks we did hold – mostly property casualty insurers, insurance brokers and select regional banks – performed relatively well. We also enjoyed good results from some container and packaging stocks that benefited from the decline in energy costs and raw materials in the latter part of 2008. Owens-Illinois and Pactiv are two examples. Owens makes glass bottles for beer and other beverages. Pactiv makes the Hefty line of trash bags and other plastic products. AutoZone, a do-it-yourself retailer of auto parts and accessories, also proved positive because we bought shares at low prices when the market was correcting. All three remain in the portfolio. We avoided auto manufacturers, homebuilders and most apparel retailers, all of which were casualties during the period.

Sectors were mixed during the period but, as you might expect, defensive stocks did slightly better. We did not have much exposure to utilities – a traditionally defensive area – because we felt that utility company earnings would be under pressure from slowing energy usage in a weak economy, as well as from pressure on regulated returns in a low interest-rate environment. We lost some ground in this area, and the one utility we did own, Calpine Corporation, proved disappointing. The fact that it does not pay a dividend may have made the stock lose favor with nervous investors. However, we continue to hold Calpine due to the attractiveness of its power generation assets, which are fueled by natural gas or geothermal energy.

HOW DID YOU RESPOND TO THE ECONOMIC SLOWDOWN?

We increased the fund’s exposure to industries we believe are less sensitive to the economy, like consumer staples and healthcare. In addition, the fund’s focus on fundamental research and valuation gives it a defensive bias. Our investment process has always included rigorous review and analysis of the financial condition of each company we consider. Recently we went one step further, digging into the actual debt structure of each investment candidate. Given the stresses on the credit markets, we want to avoid companies that could have difficulty rolling over maturing debt.

High-yielding stocks tend to be regarded as more defensive, but our focus is on each company’s cash flow and return profile that may contribute to long-term appreciation potential rather than on income. Companies with strong cash flows may be less dependent on the credit markets to finance growth, making them attractive in the current market environment.

WHAT IS YOUR CURRENT OUTLOOK?

This is an especially difficult time to make projections, given the uncharted waters that lie ahead. We believe this recession may be longer than past recessions, so we are remaining cautious. We expect the markets to remain volatile and we plan to take advantage of periods of weakness, being patient and disciplined with regard to valuation.

We think the prevailing headwind for some time to come will be the de-leveraging cycle, as consumers, banks, hedge funds and others continue to retrench, unwinding costly debt. When a recovery does get underway, we think it is likely to be at a subdued rate.

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Investment Results through December 31, 2008

PERFORMANCE IN PERSPECTIVE

The table comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Average Annual Total Returns — December 31, 20086

SINCE INCEPTION
Class A (Inception 10/31/08)
Net Asset Value[1]	-3.75%
With Maximum Sales Charge[2]	-9.29

Class C (Inception 10/31/08)
Net Asset Value[1]	-3.90
With CDSC[3]	-4.86

Class Y (Inception 10/31/08)
Net Asset Value[1]	-3.74

COMPARATIVE PERFORMANCE	SINCE INCEPTION[7]
Russell Midcap Value Index[4]	-5.73%
Morningstar Mid-Cap Value Fund Avg.[5]	-4.22

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

% of Net Assets as of
FUND COMPOSITION	12/31/08
Common Stocks	94.3
Exchange Traded Funds	4.5
Other	1.2

% of Net Assets as of
TEN LARGEST HOLDINGS	12/31/08
iShares Russell Midcap Value Index Fund	4.5
Owens-Illinois, Inc.	3.9
Annaly Mortgage Management, Inc.	3.4
ACE Ltd.	3.3
DaVita, Inc.	2.9
Energizer Holdings, Inc.	2.8
W.R. Berkley Corp.	2.7
ConAgra Foods, Inc.	2.6
IPC Holdings Ltd.	2.5
HCC Insurance Holdings, Inc.	2.5

% of Net Assets as of
FIVE LARGEST INDUSTRIES	12/31/08
Insurance	13.5
Food Products	8.8
Health Care Providers & Services	6.2
Software	5.6
Containers & Packaging	5.5

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	1.74%	1.40%
C	2.49	2.15
Y	1.49	1.15

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
[4]	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
[5]	Morningstar Mid-Cap Value Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[6]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[7]	The since-inception comparative performance figures shown are calculated from 11/1/08.
[8]	Before reductions and reimbursements.
[9]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 4/30/10.

NATIXIS U.S. DIVERSIFIED PORTFOLIO

PORTFOLIO PROFILE

Objective:

Seeks long-term growth of capital

Strategy:

Features growth and value investments through a diversified portfolio of complementary equity investment disciplines provided by specialized money managers

Inception Date:

July 7, 1994

Subadvisors:

BlackRock Investment Management, LLC

Harris Associates, L.P.

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFSX
Class B	NESBX
Class C Class Y	NECCX NESYX

What You Should Know:

Growth stocks can be more sensitive to market movements because their values are based on future expectations. Value stocks may fall out of favor with investors and underperform the overall market. Small-cap stocks carry special risks, including narrower markets, limited financial and management resources, less liquidity and greater volatility.

Management Discussion

A pullback in economic growth, rising unemployment, declining corporate profits and a credit crunch sent investors to the sidelines during 2008. For much of the 12-month period, securities with even the slightest amount of risk were sold off and the U.S. equity market posted steep declines. Both growth and value stocks in every asset class — small-, mid-, and large-cap — proved disappointing.

Each of the fund’s four segments is managed using a different discipline, providing investors with exposure to a wide spectrum of investment styles and strategies. BlackRock seeks long-term growth of capital in companies of any size, with an emphasis on those with capitalizations greater than $2 billion. The segment managed by Harris Associates invests primarily in common stocks of large- and mid-cap companies that the manager believes are trading at a substantial discount to their “true business value.” Loomis Sayles manages two segments. One invests in mid-cap growth stocks, and the other focuses on small-cap value stocks.

For the fiscal year ended December 31, 2008, Natixis U.S. Diversified Portfolio returned -40.05% based on the net asset value of Class A shares and $0.42 in reinvested capital gains. The fund underperformed the -37.00% return of the S&P 500 Index and the -36.23% return of the S&P MidCap 400 Index. The fund’s return was slightly behind the -39.02% return of the Dow Jones Wilshire 4500 Index and slightly better than the -40.67% average return of the funds in Morningstar’s Large Growth category.

BLACKROCK EMPHASIZED DEFENSIVE SECTORS

Overweight positions in the relatively defensive healthcare and consumer staples sectors benefited performance, as these areas declined less than others during the period. Maintaining an underweight in energy was also helpful during the second half of the year when stock prices in this sector plunged along with oil and gas prices. The segment was also underweight in industrials relative to its benchmark. Two healthcare stocks that contributed to relative performance were Gilead Sciences and Celgene Corporation. Biotechnology companies historically are less influenced by recessions than other businesses. Gilead is developing cures for life-threatening diseases like HIV, and Celgene has developed medicines to treat bone marrow cancer. Google, Hologic and Apple were among the biggest disappointments in this segment. Given their strong business prospects, Google and Apple performed well in 2007 but their share prices fell sharply in 2008 as investor sentiment turned away from stocks that were perceived to carry higher risk. Both companies have dominant brands and strong balance sheets, and they remain in the segment. Hologic, a provider of medical technology used for women’s health needs, declined on concerns that hospitals may reduce capital expenditures in the current economic environment and the stock was sold from this segment.

HARRIS ASSOCIATES FAVORED STOCKS TRADING AT A DISCOUNT

This segment’s investment approach is based on a bottom-up stock selection process in which each stock is evaluated on its own merits. Sector allocation is determined by the stock-selection process. Harris Associates focused on high-quality businesses that were selling at little or no premium to their lower-quality counterparts. Underweight positions in consumer staples and energy detracted from performance, and technology holdings performed poorly. However, stocks in the industrial and financial sectors were helpful, as was this segment’s emphasis on the consumer discretionary sector. One of the segment’s best-performing stocks in the second quarter, Schering-Plough, produced outstanding earnings; revenues on most of its key products beat forecasts, and the firm’s gross margin was higher than expected. Home Depot performed well for much of the year. By controlling inventory and pricing, the company reported better-than-expected earnings during the fourth quarter. Harris Associates’ research determined that Home Depot’s unique position among retailers, strong balance sheet and improving margins were not adequately reflected in its stock price. Pulte Homes rebounded strongly early in the year, making it a top contributor to performance, but the position was eliminated later in the year when conditions in the housing market worsened. Merrill Lynch,

NATIXIS U.S. DIVERSIFIED PORTFOLIO

Management Discussion

Dell and Intel had the most negative impact. Merrill Lynch’s shares declined in advance of its acquisition by Bank of America. Upon completion of this acquisition, the segment’s shares of Merrill will be exchanged for shares of the Bank. Dell’s 2008 sales fell in response to the weak macroeconomic environment, which resulted in reduced global spending on technology. Management is now focused on lower-end consumer notebooks. The firm continues to trim expenses and has reduced its workforce in the past several months. Intel had a tough second half in 2008 as economic growth slowed, although it reported increased sales for the third quarter and indicated that global demand for its products remains strong. The company believes it can grow gross margins. Harris Associates regards Intel as an attractively valued company that continues to gain market share.

LOOMIS SAYLES MID-CAP SEGMENT FAVORED DEFENSIVE STOCKS

This segment’s management team began 2008 believing that the United States was in or was about to enter a recession, that earnings expectations were overstated, and that stocks were entering a “bear market.” Based on these assumptions, the segment reduced exposure to cyclical stocks in anticipation of a global economic slowdown and increased defensive investments, such as consumer staples and healthcare. Alpha Natural Resources, the largest producer of metallurgical coal used in steel making, was one of the top performers. We took profits in the stock. Dollar Tree’s growth was also among the segment’s top stocks. The company is an extreme value retailer pricing merchandise at one dollar or less. In a difficult retail environment, Dollar Tree was driven in part by expansion of its customer base to higher-income shoppers. Apollo Group was also among the best performers. It is the largest private institution for post secondary education operating in several states and offering on-line courses through its University of Phoenix. Apollo reported relatively strong earnings and growth in student enrollment. NASDAQ OMX Group, Continental Resources and Kansas City Southern railroads were among the segment’s biggest detractors. NASDAQ was affected by general market activity and increased pricing pressure from competitors, such as the emerging electronic trading platforms. Continental Resources, an oil and gas exploration and production company, has principal operations in areas with shale oil. Because of declining oil prices, the company curtailed its drilling program, lowering its estimated production for 2008 and 2009. Kansas City Southern provides rail transportation in the central and south central United States and Mexico. Because of deteriorating macroeconomic conditions, the railroad industry has seen volumes decline sharply, which cut earnings estimates. All three stocks were sold.

LOOMIS SAYLES SMALL-CAP SEGMENT WAS OPPORTUNISTIC

As the market environment became increasingly volatile in 2008, Loomis took profits on stocks that were approaching their price targets, and added to positions on downswings. By year-end, more than two thirds of the segment’s top 15 stocks were new additions, as a large percentage of the portfolio was turned over to adjust to the dramatic changes in the domestic and global economy. Early in the year, the segment was overweight in consumer staples, utilities and technology. Because of price appreciation (and despite profit-taking), there was an increase in the relative weights of consumer staples and utilities stocks, which contributed to performance. For example, one of the segment’s largest holdings, Spartan Stores, benefited from strong sales of lower-priced, private label grocery products. Monro Muffler was another positive; the company’s repair business prospered as consumers put off buying new cars. Granite Construction stock rose on prospects for new government infrastructure development programs. Assurant Inc. and Wright Express Corporation were among the most disappointing performers. A specialty insurance company, Assurant declined because of slowing growth in its property division and the stock was sold. Wright Express, which provides payment processing services to the vehicle fleet industry, saw its earnings decline because of lower gas and diesel prices. The position was pared back. Technology stocks detracted from performance as the global economy weakened. For defensive reasons, this segment was underweight in economically sensitive areas like producer durables, energy and consumer discretionary. The managers also trimmed materials and processing during the year, and began shifting assets back into the consumer discretionary area late in the period because Loomis expects this sector to perform well early in the economic recovery they see ahead in 2009.

NATIXIS U.S. DIVERSIFIED PORTFOLIO

Investment Results through December 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares8

Average Annual Total Returns — December 31, 20088

	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 7/7/94)
Net Asset Value[1]	-40.05%	-1.21%	0.80%
With Maximum Sales Charge[2]	-43.50	-2.37	0.21
Class B (Inception 7/7/94)
Net Asset Value[1]	-40.47	-1.94	0.05
With CDSC[3]	-43.39	-2.32	0.05
Class C (Inception 7/7/94)
Net Asset Value[1]	-40.53	-1.97	0.04
With CDSC[3]	-41.11	-1.97	0.04
Class Y (Inception 11/15/94)
Net Asset Value[1]	-39.89	-0.82	1.25

COMPARATIVE PERFORMANCE	1 YEAR	5 YEARS	10 YEARS
S&P 500 Index[4]	-37.00	-2.19	-1.38
Dow Jones Wilshire 4500 Index[5]	-39.02	-0.77	1.66
S&P MidCap 400 Index[6]	-36.23%	-0.08%	4.46%
Morningstar Large Growth Fund Avg.[7]	-40.67	-3.37	-2.46

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	12/31/08	12/31/07
Common Stocks	97.7	98.0
Short-Term Investments and Other	2.3	2.0

	% of Net Assets as of
TEN LARGEST HOLDINGS	12/31/08	12/31/07
Intel Corp.	2.1	2.1
Hewlett-Packard Co.	1.5	1.6
Carnival Corp.	1.5	1.1
Broadridge Financial Solutions, Inc.	1.3	1.1
People’s United Financial, Inc.	1.3	—
McAfee, Inc.	1.3	0.4
JP Morgan Chase & Co.	1.1	0.9
Bank of New York Mellon Corp.	1.1	1.3
Interactive Data Corp.	1.0	0.7
FedEx Corp.	1.0	0.8

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	12/31/08	12/31/07
Capital Markets	5.6	4.2
Computers & Peripherals	4.1	5.0
Hotels, Restaurants & Leisure	4.0	3.2
Food & Staples Retailing	4.0	1.4
Semiconductors & Semiconductor Equipment	4.0	4.0

Portfolio holdings and asset allocations will vary

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[9]	Net Expense Ratio[10]
A	1.47%	1.40%
B	2.21	2.15
C	2.22	2.15
Y	1.12	1.12

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	S&P 500 Index is an unmanaged index of U.S. common stocks.
[5]	Dow Jones Wilshire 4500 Index is an unmanaged index of 4,500 mid- and small-sized companies.
[6]	S&P MidCap 400 Index is an unmanaged index of U.S. mid-sized companies.
[7]	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[8]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[9]	Before reductions and reimbursements.
[10]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information, including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2008 through December 31, 2008. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2008	ENDING ACCOUNT VALUE 12/31/2008	EXPENSES PAID DURING PERIOD* 7/1/2008 – 12/31/2008
Class A
Actual	$1,000.00	$649.30	$4.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.53
Class B
Actual	$1,000.00	$646.70	$7.62
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.32
Class C
Actual	$1,000.00	$646.70	$7.62
Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.32
Class Y
Actual	$1,000.00	$649.90	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.37

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.09%, 1.84%, 1.84% and 0.86%, for Class A, B, C, and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES (continued)

DELAFIELD SELECT FUND	BEGINNING ACCOUNT VALUE 7/1/2008[1,2]	ENDING ACCOUNT VALUE 12/31/2008	EXPENSES PAID DURING PERIOD 7/1/2008[1,2] – 12/31/2008
Class A
Actual	$1,000.00	$706.70	$3.04	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	*
Class C
Actual	$1,000.00	$706.60	$4.67	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92	*
Class Y
Actual	$1,000.00	$661.20	$2.51	[2]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.40%, 2.15%, and 1.15%, for Class A, C and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).
[1]

Class A and C commenced operations on September 29, 2008. Actual expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.40% and 2.15% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (93), divided by 365 (to reflect the partial period).

[2]

Class Y commenced operations on September 26, 2008. Actual expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.15% for Class Y, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (96), divided by 365 (to reflect the partial period).

HANSBERGER INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2008	ENDING ACCOUNT VALUE 12/31/2008	EXPENSES PAID DURING PERIOD* 7/1/2008 – 12/31/2008
Class A
Actual	$1,000.00	$577.40	$6.26
Hypothetical (5% return before expenses)	$1,000.00	$1,017.19	$8.01
Class B
Actual	$1,000.00	$575.30	$9.19
Hypothetical (5% return before expenses)	$1,000.00	$1,013.47	$11.74
Class C
Actual	$1,000.00	$575.50	$9.19
Hypothetical (5% return before expenses)	$1,000.00	$1,013.47	$11.74

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.58%, 2.32% and 2.32%, for Class A, B, and C, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

HARRIS ASSOCIATES FOCUSED VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2008	ENDING ACCOUNT VALUE 12/31/2008	EXPENSES PAID DURING PERIOD* 7/1/2008 – 12/31/2008
Class A
Actual	$1,000.00	$619.20	$6.06
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56
Class B
Actual	$1,000.00	$617.90	$9.11
Hypothetical (5% return before expenses)	$1,000.00	$1,013.88	$11.34
Class C
Actual	$1,000.00	$617.10	$9.11
Hypothetical (5% return before expenses)	$1,000.00	$1,013.88	$11.34

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.49%, 2.24% and 2.24%, for Class A, B and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES (continued)

HARRIS ASSOCIATES LARGE CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2008	ENDING ACCOUNT VALUE 12/31/2008	EXPENSES PAID DURING PERIOD* 7/1/2008 – 12/31/2008
Class A
Actual	$1,000.00	$700.40	$5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34
Class B
Actual	$1,000.00	$697.70	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,015.03	$10.18
Class C
Actual	$1,000.00	$697.60	$8.53
Hypothetical (5% return before expenses)	$1,000.00	$1,015.08	$10.13
Class Y
Actual	$1,000.00	$702.20	$3.08
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.66

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.25%, 2.01%, 2.01%, and 0.72% for Class A, B, C, and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2008	ENDING ACCOUNT VALUE 12/31/2008	EXPENSES PAID DURING PERIOD* 7/1/2008 – 12/31/2008
Class A
Actual	$1,000.00	$799.80	$6.56
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35
Class B
Actual	$1,000.00	$797.20	$9.94
Hypothetical (5% return before expenses)	$1,000.00	$1,014.08	$11.14
Class C
Actual	$1,000.00	$796.80	$9.94
Hypothetical (5% return before expenses)	$1,000.00	$1,014.08	$11.14
Class Y
Actual	$1,000.00	$801.00	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.14

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.45%, 2.20%, 2.20% and 1.21% for Class A, B, C and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES (continued)

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 7/1/2008[1]	ENDING ACCOUNT VALUE 12/31/2008	EXPENSES PAID DURING PERIOD 7/1/2008[1] – 12/31/2008
Class A
Actual	$1,000.00	$962.50	$2.30	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	*
Class C
Actual	$1,000.00	$961.00	$3.52	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92	*
Class Y
Actual	$1,000.00	$962.60	$1.89	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	*

*

Hypothetical expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.40%, 2.15% and 1.15%, for Class A, C and Y, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

[1]

Fund commenced operations on October 31, 2008. Actual expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.40%, 2.15%, and 1.15% for Class A, C, and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (61), divided by 365 (to reflect the partial period).

NATIXIS U.S. DIVERSIFIED PORTFOLIO	BEGINNING ACCOUNT VALUE 7/1/2008	ENDING ACCOUNT VALUE 12/31/2008	EXPENSES PAID DURING PERIOD* 7/1/2008 – 12/31/2008
Class A
Actual	$1,000.00	$664.60	$5.86
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.10
Class B
Actual	$1,000.00	$662.20	$8.98
Hypothetical (5% return before expenses)	$1,000.00	$1,014.33	$10.89
Class C
Actual	$1,000.00	$661.80	$8.98
Hypothetical (5% return before expenses)	$1,000.00	$1,014.33	$10.89
Class Y
Actual	$1,000.00	$665.50	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.40%, 2.15%, 2.15% and 1.15%, for Class A, B, C, and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

BOARD APPROVAL OF THE INITIAL ADVISORY AND SUB-ADVISORY AGREEMENTS FOR

DELAFIELD SELECT FUND AND VAUGHAN NELSON VALUE OPPORTUNITY FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory agreements for a registered investment company, including newly formed funds such as the Delafield Select Fund and the Vaughan Nelson Value Opportunity Fund (the “Funds”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory agreement for the Delafield Select Fund and the proposed investment advisory and subadvisory agreements for the Vaughan Nelson Value Opportunity Fund (the “Agreements”) at an in-person meeting held on June 16, 2008. The Delafield Select Fund was organized to acquire all the assets and liabilities of the Reich & Tang Concentrated Portfolio L.P. (the “Predecessor Fund”).

In connection with this review, the Fund management and other representatives of Reich & Tang Asset Management, LLC (“Reich & Tang”), the adviser of the Delafield Select Fund, Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), the advisor of the Vaughan Nelson Value Opportunity Fund and Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) the subadvisor of the Vaughan Nelson Value Opportunity Fund (together, the “Advisers”), distributed to the Trustees materials including, among other items, (i) information on the proposed advisory and subadvisory fees and other expenses to be charged to the Funds, including information comparing the Funds’ expenses to those of peer groups of funds and information about the proposed expense caps, (ii) the Funds’ investment objectives and strategies, (iii) the size, education and experience of the Advisers’ investment staffs, (iv) proposed arrangements for the distribution of the Funds’ shares, (v) the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, information about the Advisers’ performance and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, each of the Advisers.

In considering whether to initially approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services to be provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by the Advisers and their respective affiliates to the Funds, and the resources to be dedicated to the Funds by the Advisers and their respective affiliates. The Trustees also considered that, with respect to the Predecessor Fund, Reich & Tang had managed the Predecessor Fund since its inception. The Trustees considered not only the advisory and subadvisory services proposed to be provided by the Advisers to the Funds, but also the monitoring and oversight services proposed to be provided to them, as well as the administrative services proposed to be provided by Natixis Advisors and its affiliates.

For each Fund, the Trustees also considered the benefits to shareholders of investing in mutual funds that are part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the scope of the services to be provided to the Funds under the Agreements seemed consistent with the Funds’ operational requirements, and that the Advisers had the capabilities, resources and personnel necessary to provide the advisory and subadvisory services that would be required by the Funds. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreements supported approval of the Agreements.

Investment performance of the Funds and the Advisers. Although the Funds had not yet commenced operations and therefore had no investment performance histories, the Trustees did review certain performance results of the Predecessor Fund as compared with various benchmarks for different time periods. The Trustees noted that the Predecessor Fund’s performance compared favorably to relevant benchmarks for the time periods presented and appeared consistent with the Predecessor Fund’s investment objective. Because the Vaughan Nelson Value Opportunity Fund had not yet commenced operations, performance information for that Fund was not considered, although the Board considered the performance of other accounts managed by the Advisers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the performance records of the Advisers and/or other relevant factors supported the approval of the Agreements.

The costs of the services to be provided by the Advisers and their affiliates from their respective relationships with the Funds. Although the Funds have not yet commenced operations at the time of the Trustees’ review of the Agreements, the Trustees reviewed information

BOARD APPROVAL OF THE INITIAL ADVISORY AND SUB-ADVISORY AGREEMENTS FOR

DELAFIELD SELECT FUND AND VAUGHAN NELSON VALUE OPPORTUNITY FUND

comparing the proposed advisory and subadvisory fees and estimated total expenses of the Funds’ share classes with the fees and expenses of comparable share classes of comparable funds identified by the Advisers. In evaluating the fees charged to comparable accounts, the Trustees considered, among other things, managements’ representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Funds’ proposed advisory and subadvisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of each of the Funds. The Trustees also noted that the Funds would have expense caps in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Funds to each Adviser’s affiliates.

Because the Funds had not yet commenced operations, historical profitability information with respect to the Funds was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense levels of the Funds, and that the Advisers had implemented an expense cap with respect to each Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory and subadvisory fees proposed to be charged to the Funds were fair and reasonable, and supported the approval of the Agreements.

Economies of Scale. The Trustees considered the extent to which the Advisers may realize economies of scale or other efficiencies in managing the Funds, and whether those economies could be shared with the Funds through breakpoints in their advisory and subadvisory fees or other means. The Trustees noted that the Funds were subject to expense caps. After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale might be shared with the Funds supported the approval of the Agreements.

The Trustees also considered other factors, including but not limited to, the compliance-related resources the Advisers and their affiliates would provide to the Funds and the potential so-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution and administrative services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company would benefit from the retention of affiliated advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest. In addition, the Trustees noted that shareholders of the Predecessor Fund would be voting to approve the reorganization of the Predecessor Fund into the Delafield Select Fund, and that those shareholders would expect that, assuming the Reorganization were to occur, the Fund would be managed by Reich & Tang.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreements should be approved.

CGM ADVISOR TARGETED EQUITY FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2008

Shares	Description	Value (†)

Common Stocks — 93.3% of Net Assets
	Beverages — 5.0%
1,000,000	Coca-Cola Co. (The)	$45,270,000

	Capital Markets — 9.1%
500,000	Goldman Sachs Group, Inc. (The)	42,195,000
1,050,000	State Street Corp.	41,296,500

		83,491,500

	Commercial Banks — 8.8%
3,730,800	Banco Bradesco SA, Sponsored ADR	36,822,996
3,751,550	Banco Itau Holding Financeira SA, ADR	43,517,980

		80,340,976

	Computers & Peripherals — 5.7%
400,000	Hewlett-Packard Co.	14,516,000
450,000	International Business Machines Corp.	37,872,000

		52,388,000

	Food & Staples Retailing — 10.7%
1,702,300	CVS Caremark Corp.	48,924,102
870,000	Wal-Mart Stores, Inc.	48,772,200

		97,696,302

	Food Products — 9.6%
780,000	General Mills, Inc.	47,385,000
930,000	Kellogg Co.	40,780,500

		88,165,500

	Health Care Equipment & Supplies — 5.1%
870,000	Baxter International, Inc.	46,623,300

	Hotels, Restaurants & Leisure — 5.2%
760,000	McDonald’s Corp.	47,264,400

	Household Products — 10.9%
768,300	Colgate-Palmolive Co.	52,659,282
760,400	Procter & Gamble Co.	47,007,928

		99,667,210

	Industrial Conglomerates — 4.3%
2,400,000	General Electric Co.	38,880,000

	Pharmaceuticals — 10.5%
900,000	Abbott Laboratories	48,033,000
1,133,800	Teva Pharmaceutical Industries Ltd., Sponsored ADR	48,265,866

		96,298,866

	Tobacco — 5.3%
1,120,000	Philip Morris International, Inc.	48,731,200

	Wireless Telecommunication Services — 3.1%
900,000	America Movil SAB de CV, Series L, ADR	27,891,000

	Total Common Stocks (Identified Cost $937,632,496)	852,708,254

Principal Amount
Short-Term Investments — 4.5%
$41,190,000	American Express Credit Corp., Commercial Paper,
	0.010%, 1/02/2009	41,190,000

	Total Investments — 97.8%
	(Identified Cost $978,822,496)(a)	893,898,254
	Other assets less liabilities — 2.2%	20,003,228

	Net Assets — 100.0%	$913,901,482

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: At December 31, 2008, the net unrealized depreciation on investments based on a cost of $984,810,895 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$7,069,930
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(97,982,571)

	Net unrealized depreciation	$(90,912,641)

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Net Asset Summary at December 31, 2008 (Unaudited)

Household Products	10.9%
Food & Staples Retailing	10.7
Pharmaceuticals	10.5
Food Products	9.6
Capital Markets	9.1
Commercial Banks	8.8
Computers & Peripherals	5.7
Tobacco	5.3
Hotels, Restaurants & Leisure	5.2
Health Care Equipment & Supplies	5.1
Beverages	5.0
Industrial Conglomerates	4.3
Wireless Telecommunication Services	3.1
Short Term Investments	4.5

Total Investments	97.8
Other assets less liabilities	2.2

Net Assets	100.0%

See accompanying notes to financial statements.

DELAFIELD SELECT FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2008

Shares	Description	Value (†)

Common Stocks — 90.8% of Net Assets
	Chemicals — 6.2%
30,000	Ashland, Inc.	$315,300
16,900	Cytec Industries, Inc.	358,618

		673,918

	Commercial Services & Supplies — 2.9%
12,600	Republic Services, Inc.	312,354

	Electrical Equipment — 5.6%
9,200	Acuity Brands, Inc.	321,172
12,100	Brady Corp.	289,795

		610,967

	Electronic Equipment & Instruments — 10.8%
31,500	Checkpoint Systems, Inc.(b)	309,960
203,500	Flextronics International Ltd.(b)	520,960
100,000	Vishay Intertechnology, Inc.(b)	342,000

		1,172,920

	Health Care Equipment & Supplies — 2.1%
11,600	Kinetic Concepts, Inc.(b)	222,488

	Health Care Technology — 3.8%
27,500	IMS Health, Inc.	416,900

	Industrial Conglomerates — 4.4%
23,000	Carlisle Cos., Inc.	476,100

	Internet Software & Services — 2.4%
13,000	j2 Global Communications, Inc.(b)	260,520

	IT Services — 8.4%
23,300	Cognizant Technology Solutions Corp., Class A(b)	420,798
90,000	Tier Technologies, Inc., Class B(b)	486,000

		906,798

	Life Sciences Tools & Services — 4.4%
14,000	Thermo Fisher Scientific, Inc.(b)	476,980

	Machinery — 21.6%
37,500	Albany International Corp., Class A	481,500
32,000	Barnes Group, Inc.	464,000
26,000	Crane Co.	448,240
43,000	Federal Signal Corp.	353,030
27,000	Kennametal, Inc.	599,130

		2,345,900

	Paper & Forest Products — 2.6%
119,000	KapStone Paper and Packaging Corp.(b)	283,220

	Specialty Retail — 9.4%
53,000	Collective Brands, Inc.(b)	621,160
55,000	Foot Locker, Inc.	403,700

		1,024,860

	Textiles, Apparel & Luxury Goods — 3.2%
34,000	Maidenform Brands, Inc.(b)	345,100

	Transportation Infrastructure — 3.0%
50,000	Quixote Corp.	325,000

	Total Common Stocks (Identified Cost $14,051,876)	9,854,025

Principal Amount	Description	Value (†)

Short-Term Investments — 9.4%
$1,021,390	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2008 at 0.000% to be repurchased at $1,021,390 on 01/02/2009, collateralized by $1,010,000 Federal National Mortgage Association, 4.600% due 11/10/2011 valued at $1,042,825 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $1,021,390)	$1,021,390

	Total Investments — 100.2% (Identified Cost $15,073,266)(a)	10,875,415
	Other assets less liabilities — (0.2)%	(16,598)

	Net Assets — 100.0%	$10,858,817

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: At December 31, 2008, the net unrealized depreciation on investments based on a cost of $15,301,285 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$396,447
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,822,317)

	Net unrealized depreciation	$(4,425,870)

(b)	Non-income producing security.

Net Asset Summary at December 31, 2008 (Unaudited)

Machinery	21.6%
Electronic Equipment & Instruments	10.8
Specialty Retail	9.4
IT Services	8.4
Chemicals	6.2
Electrical Equipment	5.6
Life Sciences Tools & Services	4.4
Industrial Conglomerates	4.4
Health Care Technology	3.8
Textiles, Apparel & Luxury Goods	3.2
Transportation Infrastructure	3.0
Commercial Services & Supplies	2.9
Paper & Forest Products	2.6
Internet Software & Services	2.4
Health Care Equipment & Supplies	2.1
Short-Term Investments	9.4

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

HANSBERGER INTERNATIONAL FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2008

Shares	Description	Value (†)

Common Stocks — 99.2% of Net Assets
	Australia — 2.3%
24,819	BHP Billiton Ltd.	$527,259
20,034	CSL Ltd.	472,439
15,800	Rio Tinto Ltd.	423,405
37,503	Westpac Banking Corp.	449,800

		1,872,903

	Brazil — 4.0%
40,488	Banco Itau Holding Financeira SA, ADR	469,661
40,926	Companhia Energetica de Minas Gerais, Sponsored ADR	562,323
40,430	Companhia Vale do Rio Doce, ADR	489,607
58,911	Companhia Vale do Rio Doce, Sponsored ADR (Non-Voting)	627,402
25,460	Petroleo Brasileiro SA, ADR	623,515
20,906	Petroleo Brasileiro SA, Sponsored ADR	426,692

		3,199,200

	Canada — 5.3%
18,740	Bank of Nova Scotia	505,653
45,111	Cameco Corp.	778,165
16,246	IGM Financial, Inc.	466,521
39,525	Manulife Financial Corp.	673,111
33,013	Rogers Communications, Inc., Class B	978,490
11,040	Shoppers Drug Mart Corp.	429,706
21,500	Suncor Energy, Inc.	419,250

		4,250,896

	China — 7.2%
1,126,000	Agile Property Holdings Ltd.	594,679
1,051,000	China Communications Construction Co. Ltd., Class H	1,313,194
631,000	China Construction Bank Corp., Class H	351,070
10,051	China Medical Technologies, Inc., Sponsored ADR	203,633
272,000	China Merchants Bank Co. Ltd., Class H	508,932
50,500	China Mobile Ltd.	512,379
224,500	China Shenhua Energy Co. Ltd., Class H	481,296
1,924,410	Denway Motors Ltd.	603,627
41,093	Focus Media Holding Ltd., ADR(b)	373,535
64,400	Tencent Holdings Ltd.	418,454
241,600	Weichai Power Co. Ltd., Class H	459,322

		5,820,121

	Denmark — 1.3%
2,512	Novo Nordisk A/S, Class B	129,579
15,023	Vestas Wind Systems A/S(b)	884,054

		1,013,633

	France — 10.5%
12,900	ArcelorMittal	310,952
39,702	Axa	891,136
10,789	BNP Paribas	465,702
15,006	Carrefour SA	580,048
10,946	Electricite de France	636,640
15,403	GDF Suez	764,560
9,750	Groupe Danone	589,094
10,630	Iliad SA	922,869
6,451	LVMH Moet Hennessy Louis Vuitton SA	432,337
5,229	PPR	342,370
6,549	Schneider Electric SA	487,598
37,816	Societe Television Francaise 1	554,061
10,471	Suez Environnement SA(b)	176,841
12,916	Total SA	710,111
18,085	Vivendi SA	589,463

		8,453,782

Shares	Description	Value (†)

	Germany — 7.2%
24,088	Adidas AG	$918,226
11,874	Bayer AG	691,879
9,226	Deutsche Boerse AG	667,492
19,167	E.ON AG	752,634
5,282	Merck KGaA	472,530
22,845	SAP AG	828,978
12,252	SAP AG, Sponsored ADR	443,767
6,829	Siemens AG (Registered)	514,111
4,753	Wacker Chemie AG	508,965

		5,798,582

	Hong Kong — 1.8%
121,800	Esprit Holdings Ltd.	694,066
1,243,000	Foxconn International Holdings Ltd.(b)	417,055
210,000	Li & Fung Ltd.	362,921

		1,474,042

	India — 2.4%
7,324	HDFC Bank Ltd., ADR	522,787
56,457	Infosys Technologies Ltd., Sponsored ADR	1,387,149

		1,909,936

	Israel — 0.9%
16,765	Teva Pharmaceutical Industries Ltd., Sponsored ADR	713,686

	Italy — 1.9%
27,067	ENI SpA	651,331
52,666	Saipem SpA	898,250

		1,549,581

	Japan — 17.2%
145,000	Bank of Yokohama (The) Ltd.	855,322
14,300	Canon, Inc.	453,089
22,100	Denso Corp.	374,470
62	East Japan Railway Co.(c)	488,031
10,200	FANUC Ltd.	731,052
122	KDDI Corp.	871,116
68,000	Mitsubishi UFJ Financial Group, Inc.	427,390
50,000	NGK Insulators Ltd.	566,586
5,300	Nintendo Co. Ltd.	2,025,404
63,500	Nomura Holdings, Inc.	528,722
6,580	Orix Corp.	375,724
114,000	Osaka Gas Co. Ltd.	527,163
24,700	Shin-Etsu Chemical Co. Ltd.	1,139,943
36,000	Shionogi & Co. Ltd.	929,702
50,600	Sumitomo Corp.	448,785
174,000	Sumitomo Trust & Banking Co. Ltd.	1,028,556
10,000	TERUMO Corp.	468,454
35,700	THK Co. Ltd.	375,703
11,600	Toyota Motor Corp.	383,477
8,900	Yamada Denki Co. Ltd.	622,125
58,000	Yaskawa Electric Corp.	234,266

		13,855,080

	Korea — 1.8%
11,288	KB Financial Group, Inc., ADR	295,746
1,869	Samsung Electronics Co. Ltd.	681,419
2,623	Samsung Electronics Co. Ltd., GDR, (Registered), 144A	459,025

		1,436,190

	Luxembourg — 0.8%
15,057	Millicom International Cellular SA	676,210

See accompanying notes to financial statements.

HANSBERGER INTERNATIONAL FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Shares	Description	Value (†)

	Mexico — 1.4%
20,340	America Movil SAB de CV, Series L, ADR	$630,337
17,510	Wal-Mart de Mexico SA de CV, Sponsored ADR, Series V	472,770

		1,103,107

	Netherlands — 0.6%
22,703	Koninklijke (Royal) Philips Electronics NV, (NY Registered Shares)	451,109

	Norway — 1.0%
43,918	Renewable Energy Corp. A/S(b)	420,679
69,341	Subsea 7, Inc.(b)	412,254

		832,933

	Russia — 1.9%
9,590	Evraz Group SA, GDR, 144A	82,474
62,168	Gazprom, Sponsored ADR	885,894
9,252	LUKOIL, Sponsored ADR	296,526
43,077	MMC Norilsk Nickel, ADR	273,970

		1,538,864

	Singapore — 1.3%
81,000	DBS Group Holdings Ltd.	477,121
40,500	DBS Group Holdings Ltd., (Rights)(b)	84,331
148,000	Keppel Corp. Ltd.	449,341

		1,010,793

	South Africa — 0.5%
36,535	MTN Group Ltd.	430,753

	Spain — 3.7%
52,439	Banco Bilbao Vizcaya Argentaria SA	649,739
141,005	Banco Santander Central Hispano SA	1,362,206
41,288	Telefonica SA	931,939

		2,943,884

	Switzerland — 10.4%
29,157	ABB Ltd., (Registered)	444,648
40,325	Credit Suisse Group, (Registered)	1,130,090
4,474	Lonza Group AG, (Registered)	414,790
44,816	Nestle SA, (Registered)	1,774,629
25,349	Nobel Biocare Holding AG, (Registered)	523,451
31,320	Novartis AG, (Registered)	1,568,550
13,057	Roche Holding AG	2,021,446
2,365	Syngenta AG, (Registered)	459,438

		8,337,042

	Taiwan — 0.8%
443,052	Taiwan Semiconductor Manufacturing Co. Ltd.	604,535

	United Kingdom — 13.0%
332,508	ARM Holdings PLC	420,948
56,704	Autonomy Corp. PLC(b)	789,043
36,218	BG Group PLC	501,313
47,753	BHP Billiton PLC	926,197
65,306	British Sky Broadcasting PLC	461,186
65,337	HSBC Holdings PLC	648,417
190,855	ICAP PLC	805,640
133,674	Man Group PLC	459,858
114,692	Prudential PLC	696,206
16,777	Reckitt Benckiser Group PLC	628,649
133,549	Smith & Nephew PLC	852,911
70,929	Standard Chartered PLC	907,610
239,286	Tesco PLC	1,245,967
44,999	Vedanta Resources PLC	404,074
354,737	Vodafone Group PLC	726,377

		10,474,396

	Total Common Stocks (Identified Cost $114,196,502)	79,751,258

Shares	Description	Value (†)

Preferred Stocks — 1.1%
	Germany — 1.1%
26,966	Henkel AG & Co. KGaA (Identified Cost $1,121,268)	$844,811

Principal Amount
Bonds and Notes — 0.1%
	China — 0.1%
$238,000	China Medical Technologies, Inc. 4.000%, 8/15/2013 (Identified Cost $119,049)	115,132

Short-Term Investments — 0.5%
427,446	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2008 at 0.000% to be repurchased at $427,446 on 1/2/2009, collateralized by $430,000 Federal National Mortgage Association, 4.600% due 11/10/2011 valued at $443,975 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $427,446)	427,446

	Total Investments — 100.9% (Identified Cost $115,864,265)(a)	81,138,647
	Other assets less liabilities — (0.9)%	(709,414)

	Net Assets — 100.0%	$80,429,233

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: At December 31, 2008, the net unrealized depreciation on investments based on a cost of $118,556,227 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,118,471
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(40,536,051)

	Net unrealized depreciation	$(37,417,580)

(b)	Non-income producing security.
(c)	Valued by management. At December 31, 2008 the value of this security amounted to $488,031 or 0.6% of net assets.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At December 31, 2008, the value of these securities amounted to $541,499 or 0.7% of net assets.
ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

HANSBERGER INTERNATIONAL FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Net Asset Summary at December 31, 2008 (Unaudited)

Commercial Banks	12.5%
Pharmaceuticals	8.1
Oil, Gas & Consumable Fuels	7.2
Wireless Telecommunication Services	6.0
Software	5.1
Metals & Mining	5.1
Capital Markets	4.2
Food & Staples Retailing	3.4
Food Products	2.9
Insurance	2.8
Electrical Equipment	2.8
Semiconductors & Semiconductor Equipment	2.7
Health Care Equipment & Supplies	2.7
Machinery	2.7
Chemicals	2.6
Media	2.5
Electric Utilities	2.4
Diversified Telecommunication Services	2.3
Other Investments, less than 2% each	22.4
Short-Term Investments	0.5

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

Currency Exposure at December 31, 2008 as a Percentage of Net Assets (Unaudited)

Euro	23.8%
Japanese Yen	17.2
United States Dollar	17.1
British Pound	12.2
Swiss Franc	10.4
Hong Kong Dollar	9.2
Canadian Dollar	3.0
Australian Dollar	2.3
Other, less than 2% each	5.7

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

HARRIS ASSOCIATES FOCUSED VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2008

Shares	Description	Value (†)

Common Stocks — 99.3% of Net Assets
	Beverages — 4.5%
115,600	Dr Pepper Snapple Group, Inc.(b)	$1,878,500

	Capital Markets — 15.8%
26,600	Franklin Resources, Inc.	1,696,548
95,400	Legg Mason, Inc.	2,090,214
134,100	Merrill Lynch & Co., Inc.	1,560,924
75,700	Morgan Stanley	1,214,228

		6,561,914

	Commercial Services & Supplies — 1.8%
31,800	Cintas Corp.	738,714

	Computers & Peripherals — 6.9%
62,200	Dell, Inc.(b)	636,928
150,500	Teradata Corp.(b)	2,231,915

		2,868,843

	Consumer Finance — 4.3%
188,200	Discover Financial Services	1,793,546

	Energy Equipment & Services — 2.0%
34,200	National-Oilwell Varco, Inc.(b)	835,848

	Health Care Equipment & Supplies — 3.8%
57,800	Hospira, Inc.(b)	1,550,196

	Hotels, Restaurants & Leisure — 8.7%
116,600	Starwood Hotels & Resorts Worldwide, Inc.	2,087,140
48,300	Yum! Brands, Inc.	1,521,450

		3,608,590

	Household Durables — 3.6%
38,000	Snap-On, Inc.	1,496,440

	Life Sciences Tools & Services — 5.8%
121,700	PerkinElmer, Inc.	1,692,847
19,600	Waters Corp.(b)	718,340

		2,411,187

	Machinery — 4.3%
39,000	ITT Corp.	1,793,610

	Oil, Gas & Consumable Fuels — 1.8%
21,500	XTO Energy, Inc.	758,305

	Personal Products — 4.4%
75,600	Avon Products, Inc.	1,816,668

	Professional Services — 7.1%
141,000	Robert Half International, Inc.	2,935,620

	Semiconductors & Semiconductor Equipment — 12.6%
216,100	Intel Corp.	3,168,026
204,100	National Semiconductor Corp.	2,055,287

		5,223,313

	Specialty Retail — 11.9%
56,600	Advance Auto Parts, Inc.	1,904,590
129,700	CarMax, Inc.(b)	1,022,036
85,800	Tiffany & Co.	2,027,454

		4,954,080

	Total Common Stocks (Identified Cost $68,294,709)	41,225,374

Principal Amount	Description	Value (†)

Short-Term Investments — 2.1%
$$854,200	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2008 at 0.000% to be repurchased at $854,200 on 01/02/2009, collateralized by $845,000 Federal National Mortgage Association, 4.6% due 11/10/2011 valued at $872,463 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $854,200)	$854,200

	Total Investments — 101.4% (Identified Cost $69,148,909)(a)	42,079,574
	Other assets less liabilities — (1.4)%	(563,687)

	Net Assets — 100.0%	$41,515,887

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: At December 31, 2008, the net unrealized depreciation on investments based on a cost of $69,373,782 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,226,219
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(28,520,427)

	Net unrealized depreciation	$(27,294,208)

(b)	Non-income producing security.

Net Asset Summary at December 31, 2008 (Unaudited)

Capital Markets	15.8%
Semiconductors & Semiconductor Equipment	12.6
Specialty Retail	11.9
Hotels, Restaurants & Leisure	8.7
Professional Services	7.1
Computers & Peripherals	6.9
Life Sciences Tools & Services	5.8
Beverages	4.5
Personal Products	4.4
Machinery	4.3
Consumer Finance	4.3
Health Care Equipment & Supplies	3.8
Household Durables	3.6
Energy Equipment & Services	2.0
Other Investments, less than 2% each	3.6
Short Term Investments	2.1

Total Investments	101.4
Other assets less liabilities	(1.4)

Net Assets	100.0%

See accompanying notes to financial statements.

HARRIS ASSOCIATES LARGE CAP VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2008

Shares	Description	Value (†)

Common Stocks — 94.6% of Net Assets
	Aerospace & Defense — 2.4%
48,900	Boeing Co. (The)	$2,086,563
7,000	General Dynamics Corp.	403,130

		2,489,693

	Air Freight & Logistics — 3.9%
64,400	FedEx Corp.	4,131,260

	Automotive — 1.0%
62,300	Harley-Davidson, Inc.	1,057,231

	Capital Markets — 13.9%
156,800	Bank of New York Mellon Corp.	4,442,144
46,200	Franklin Resources, Inc.	2,946,636
132,500	Legg Mason, Inc.	2,903,075
259,400	Merrill Lynch & Co., Inc.	3,019,416
88,900	Morgan Stanley	1,425,956

		14,737,227

	Computers & Peripherals — 9.7%
397,400	Dell, Inc.(b)	4,069,376
171,700	Hewlett-Packard Co.	6,230,993

		10,300,369

	Consumer Finance — 6.8%
102,500	American Express Co.	1,901,375
98,600	Capital One Financial Corp.	3,144,354
225,750	Discover Financial Services	2,151,398

		7,197,127

	Diversified Financial Services — 3.7%
123,800	JP Morgan Chase & Co.	3,903,414

	Electronic Equipment & Instruments — 0.4%
26,200	Tyco Electronics Ltd.	424,702

	Energy Equipment & Services — 1.0%
44,600	National-Oilwell Varco, Inc.(b)	1,090,024

	Food & Staples Retailing — 4.5%
82,500	CVS Caremark Corp.	2,371,050
98,100	Walgreen Co.	2,420,127

		4,791,177

	Health Care Equipment & Supplies — 2.8%
94,500	Medtronic, Inc.	2,969,190

	Hotels, Restaurants & Leisure — 9.6%
245,100	Carnival Corp.	5,960,832
106,500	Marriott International, Inc., Class A	2,071,425
8,600	McDonald’s Corp.	534,834
89,300	Starwood Hotels & Resorts Worldwide, Inc.	1,598,470

		10,165,561

	Household Durables — 1.6%
40,900	Fortune Brands, Inc.	1,688,352

	Machinery — 1.0%
30,500	Illinois Tool Works, Inc.	1,069,025

	Media — 9.2%
102,200	Comcast Corp., Special Class A	1,650,530
91,900	Omnicom Group, Inc.	2,473,948
172,800	Time Warner, Inc.	1,738,368
87,200	Viacom, Inc., Class B(b)	1,662,032
97,700	Walt Disney Co. (The)	2,216,813

		9,741,691

Shares	Description	Value (†)

	Oil, Gas & Consumable Fuels — 2.6%
12,400	Apache Corp.	$924,172
127,300	Williams Cos., Inc.	1,843,304

		2,767,476

	Paper & Forest Products — 0.9%
31,500	Weyerhaeuser Co.	964,215

	Pharmaceuticals — 3.6%
225,500	Schering-Plough Corp.	3,840,265

	Road & Rail — 2.7%
60,700	Union Pacific Corp.	2,901,460

	Semiconductors & Semiconductor Equipment — 8.2%
458,500	Intel Corp.	6,721,610
126,800	Texas Instruments, Inc.	1,967,936

		8,689,546

	Specialty Retail — 3.9%
63,800	Best Buy Co., Inc.	1,793,418
102,600	Home Depot, Inc.	2,361,852

		4,155,270

	Textiles, Apparel & Luxury Goods — 1.2%
24,100	NIKE, Inc., Class B	1,229,100

	Total Common Stocks (Identified Cost $155,517,266)	100,303,375

Principal Amount
Short-Term Investments — 4.9%
$5,182,459	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2008 at 0.000% to be repurchased at $5,182,459 on 01/02/2009, collateralized by $5,090,000 Federal National Mortgage Association, 4.330% due 7/28/2011 valued at $5,287,238, including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $5,182,459)	5,182,459

	Total Investments — 99.5% (Identified Cost $160,699,725)(a)	105,485,834
	Other assets less liabilities — 0.5%	530,493

	Net Assets — 100.0%	$106,016,327

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2008, the net depreciation on investments based on a cost of $159,269,300 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,826,604
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(57,610,070)

	Net unrealized depreciation	$(53,783,466)

(b)	Non-income producing security.

See accompanying notes to financial statements.

HARRIS ASSOCIATES LARGE CAP VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Net Asset Summary at December 31, 2008 (Unaudited)

Capital Markets	13.9%
Computers & Peripherals	9.7
Hotels, Restaurants & Leisure	9.6
Media	9.2
Semiconductors & Semiconductor Equipment	8.2
Consumer Finance	6.8
Food & Staples Retailing	4.5
Specialty Retail	3.9
Air Freight & Logistics	3.9
Diversified Financial Services	3.7
Pharmaceuticals	3.6
Health Care Equipment & Supplies	2.8
Road & Rail	2.7
Oil, Gas & Consumable Fuels	2.6
Aerospace & Defense	2.4
Other Investments, less than 2% each	7.1
Short-Term Investments	4.9

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

VAUGHAN NELSON SMALL CAP VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2008

Shares	Description	Value (†)

Common Stocks — 88.7% of Net Assets
	Aerospace & Defense — 1.7%
53,645	Alliant Techsystems, Inc.(b)	$4,600,595

	Air Freight & Logistics — 1.1%
129,800	Forward Air Corp.	3,150,246

	Capital Markets — 2.5%
82,794	Raymond James Financial, Inc.	1,418,261
347,750	Waddell & Reed Financial, Inc., Class A	5,376,215

		6,794,476

	Chemicals — 3.3%
126,900	Airgas, Inc.	4,947,831
141,200	Scotts Miracle-Gro Co. (The), Class A	4,196,464

		9,144,295

	Commercial Banks — 5.4%
111,750	Cullen/Frost Bankers, Inc.	5,663,490
149,800	Prosperity Bancshares, Inc.	4,432,582
150,294	United Bankshares, Inc.	4,992,767

		15,088,839

	Commercial Services & Supplies — 6.0%
181,818	Healthcare Services Group, Inc.	2,896,361
48,815	Team, Inc.(b)	1,352,176
193,102	Waste Connections, Inc.(b)	6,096,230
133,075	Watson Wyatt Worldwide, Inc., Class A	6,363,646

		16,708,413

	Communications Equipment — 1.3%
159,325	Nice Systems Ltd., Sponsored ADR(b)	3,580,033

	Construction & Engineering — 1.9%
39,975	Foster Wheeler, Ltd.(b)	934,615
105,675	URS Corp.(b)	4,308,370

		5,242,985

	Consumer Finance — 2.0%
290,275	First Cash Financial Services, Inc.(b)	5,532,642

	Containers & Packaging — 7.1%
212,900	Owens-Illinois, Inc.(b)	5,818,557
276,300	Pactiv Corp.(b)	6,874,344
145,025	Silgan Holdings, Inc.	6,933,645

		19,626,546

	Diversified Consumer Services — 0.2%
29,800	Hillenbrand, Inc.	497,064

	Electric Utilities — 0.9%
122,680	Westar Energy, Inc.	2,516,167

	Electrical Equipment — 2.1%
74,500	A.O. Smith Corp.	2,199,240
65,450	Belden, Inc.	1,366,596
133,475	General Cable Corp.(b)	2,361,173

		5,927,009

	Energy Equipment & Services — 0.4%
65,525	Oil States International, Inc.(b)	1,224,662

	Food Products — 3.8%
93,850	J.M. Smucker Co. (The)	4,069,336
76,075	Ralcorp Holdings, Inc.(b)	4,442,780
76,300	TreeHouse Foods, Inc.(b)	2,078,412

		10,590,528

Shares	Description	Value (†)

	Gas Utilities — 3.7%
99,025	Atmos Energy Corp.	$2,346,893
165,175	Equitable Resources, Inc.	5,541,621
94,350	Vectren Corp.	2,359,693

		10,248,207

	Health Care Equipment & Supplies — 0.9%
47,650	Teleflex, Inc.	2,387,265

	Health Care Providers & Services — 9.1%
73,575	Amsurg Corp.(b)	1,717,241
267,000	Healthspring, Inc.(b)	5,331,990
196,325	inVentiv Health, Inc.(b)	2,265,590
117,925	LHC Group, Inc.(b)	4,245,300
40,300	Owens & Minor, Inc.	1,517,295
255,675	Patterson Cos., Inc.(b)	4,793,906
171,100	Pediatrix Medical Group, Inc.(b)	5,423,870

		25,295,192

	Hotels, Restaurants & Leisure — 1.5%
234,200	Sonic Corp.(b)	2,850,214
241,299	Wendy’s/Arby’s Group, Inc., Class A	1,192,017

		4,042,231

	Insurance — 7.4%
161,425	Arthur J. Gallagher & Co.	4,182,522
126,125	Aspen Insurance Holdings Ltd.	3,058,531
254,287	HCC Insurance Holdings, Inc.	6,802,177
144,625	IPC Holdings, Ltd.	4,324,288
71,535	United Fire & Casualty Co.	2,222,592

		20,590,110

	IT Services — 3.8%
109,575	CACI International, Inc., Class A(b)	4,940,737
332,075	SRA International, Inc., Class A(b)	5,728,294

		10,669,031

	Machinery — 3.9%
95,050	Actuant Corp., Class A	1,807,851
56,550	Bucyrus International, Inc.	1,047,306
58,575	Kaydon Corp.	2,012,051
75,275	Lincoln Electric Holdings, Inc.	3,833,756
23,500	Nordson Corp.	758,815
60,825	Rofin-Sinar Technologies, Inc.(b)	1,251,778

		10,711,557

	Media — 0.8%
60,750	John Wiley & Sons, Inc., Class A	2,161,485

	Metals & Mining — 1.2%
64,125	Cliffs Natural Resources , Inc.	1,642,241
139,100	Steel Dynamics, Inc.	1,555,138

		3,197,379

	Oil, Gas & Consumable Fuels — 1.7%
90,975	Arena Resources, Inc.(b)	2,555,488
89,350	Concho Resources, Inc.(b)	2,038,967

		4,594,455

	REITs — 1.4%
677,875	MFA Mortgage Investments, Inc.	3,992,684

	Semiconductors & Semiconductor Equipment — 1.9%
224,225	Microsemi Corp.(b)	2,834,204
140,875	Varian Semiconductor Equipment Associates, Inc.(b)	2,552,655

		5,386,859

See accompanying notes to financial statements.

VAUGHAN NELSON SMALL CAP VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Shares	Description	Value (†)

	Software — 5.6%
94,725	Factset Research Systems, Inc.	$4,190,634
127,140	MICROS Systems, Inc.(b)	2,074,925
244,050	Sybase, Inc.(b)	6,045,118
273,500	Tyler Technologies, Inc.(b)	3,276,530

		15,587,207

	Specialty Retail — 1.9%
193,915	Aaron Rents, Inc.	5,162,017

	Textiles, Apparel & Luxury Goods — 2.8%
262,400	Hanesbrands, Inc.(b)	3,345,600
224,050	Phillips-Van Heusen Corp.	4,510,127

		7,855,727

	Wireless Telecommunication Services — 1.4%
314,875	Syniverse Holdings, Inc.(b)	3,759,608

	Total Common Stocks (Identified Cost $260,326,951)	245,865,514

Exchange Traded Funds — 4.6%
257,725	iShares Russell 2000 Value Index Fund (Identified Cost $12,260,242)	12,672,338

Principal Amount
Short-Term Investments — 8.1%
$22,301,106	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2008 at 0.000% to be repurchased at $22,301,106 on 01/02/2009, collateralized by $22,035,000 Federal National Mortgage Association, 4.600% due 11/10/2011 valued at $22,751,138 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $22,301,106)	22,301,106

	Total Investments — 101.4%
	(Identified Cost $294,888,299)(a)	280,838,958
	Other assets less liabilities—(1.4)%	(3,747,185)

	Net Assets — 100.0%	$277,091,773

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: At December 31, 2008, the net unrealized depreciation on investments based on a cost of $303,475,444 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$12,085,802
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(34,722,288)

	Net unrealized depreciation	$(22,636,486)

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Net Asset Summary at December 31, 2008 (Unaudited)

Health Care Providers & Services	9.1%
Insurance	7.4
Containers & Packaging	7.1
Commercial Services & Supplies	6.0
Software	5.6
Commercial Banks	5.4
Exchange Traded Funds	4.6
Machinery	3.9
IT Services	3.8
Food Products	3.8
Gas Utilities	3.7
Chemicals	3.3
Textiles, Apparel & Luxury Goods	2.8
Capital Markets	2.5
Electrical Equipment	2.1
Consumer Finance	2.0
Other Investments, less than 2% each	20.2
Short-Term Investments	8.1

Total Investments	101.4
Other assets less liabilities	(1.4)

Net Assets	100.0%

See accompanying notes to financial statements.

VAUGHAN NELSON VALUE OPPORTUNITY FUND — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2008

Shares	Description	Value (†)

Common Stocks — 94.3% of Net Assets
	Aerospace & Defense — 1.3%
150	Alliant Techsystems, Inc.(b)	$12,864

	Capital Markets — 4.7%
550	Federated Investors, Inc., Class B	9,328
375	Jefferies Group, Inc.	5,272
975	Raymond James Financial, Inc.	16,702
1,125	TD Ameritrade Holding Corp.(b)	16,031

		47,333

	Chemicals — 3.2%
525	Albemarle Corp.	11,707
250	FMC Corp.	11,183
800	Nalco Holding Co.	9,232

		32,122

	Commercial Banks — 1.6%
100	Cullen/Frost Bankers, Inc.	5,068
375	Prosperity Bancshares, Inc.	11,096

		16,164

	Commercial Services & Supplies — 3.1%
350	Pitney Bowes, Inc.	8,918
325	R. R. Donnelley & Sons Co.	4,413
575	Waste Connections, Inc.(b)	18,153

		31,484

	Communications Equipment — 2.0%
125	CommScope, Inc.(b)	1,942
825	Nice Systems Ltd., Sponsored ADR(b)	18,538

		20,480

	Containers & Packaging — 5.5%
1,450	Owens-Illinois, Inc.(b)	39,628
675	Pactiv Corp.(b)	16,794

		56,422

	Electrical Equipment — 0.5%
275	General Cable Corp.(b)	4,865

	Energy Equipment & Services — 2.6%
2,475	Cal Dive International, Inc.(b)	16,112
350	Dresser-Rand Group, Inc.(b)	6,038
275	Superior Energy Services, Inc.(b)	4,381

		26,531

	Food & Staples Retailing — 2.1%
800	Kroger Co. (The)	21,128

	Food Products — 8.8%
775	Archer-Daniels-Midland Co.	22,343
1,600	ConAgra Foods, Inc.	26,400
400	J.M. Smucker Co. (The)	17,344
400	Ralcorp Holdings, Inc.(b)	23,360

		89,447

	Health Care Equipment & Supplies — 4.2%
125	Becton, Dickinson & Co.	8,549
100	C.R. Bard, Inc.	8,426
100	Teleflex, Inc.	5,010
525	Zimmer Holdings, Inc.(b)	21,220

		43,205

	Health Care Providers & Services — 6.2%
600	DaVita, Inc.(b)	29,742
425	Henry Schein, Inc.(b)	15,593

Shares	Description	Value (†)

	Health Care Providers & Services — continued
550	Pediatrix Medical Group, Inc.(b)	$17,435

		62,770

	Hotels, Restaurants & Leisure — 0.6%
1,236	Wendy’s/Arby’s Group, Inc., Class A	6,106

	Household Products — 2.8%
525	Energizer Holdings, Inc.(b)	28,424

	Independent Power Producers & Energy Traders — 1.1%
1,600	Calpine Corp.(b)	11,648

	Industrial Conglomerates — 0.3%
350	McDermott International, Inc.(b)	3,458

	Insurance — 13.5%
625	ACE Ltd.	33,075
950	HCC Insurance Holdings, Inc.	25,412
850	IPC Holdings Ltd.	25,415
150	Reinsurance Group of America, Inc.	6,423
875	W.R. Berkley Corp.	27,125
800	Willis Group Holdings Ltd.	19,904

		137,354

	IT Services — 0.8%
225	Fiserv, Inc.(b)	8,183

	Leisure Equipment & Products — 1.1%
700	Mattel, Inc.	11,200

	Life Sciences Tools & Services — 1.7%
500	Thermo Fisher Scientific, Inc.(b)	17,035

	Machinery — 2.7%
125	Eaton Corp.	6,214
225	Harsco Corp.	6,228
75	Kaydon Corp.	2,576
150	Lincoln Electric Holdings, Inc.	7,640
250	Terex Corp.(b)	4,330

		26,988

	Media — 1.4%
525	Omnicom Group, Inc.	14,133

	Oil, Gas & Consumable Fuels — 2.6%
150	Anadarko Petroleum Corp.	5,782
500	Petrohawk Energy Corp.(b)	7,815
1,225	SandRidge Energy, Inc.(b)	7,534
150	XTO Energy, Inc.	5,291

		26,422

	Pharmaceuticals — 0.0%
1	Teva Pharmaceutical Industries Ltd., Sponsored ADR	36

	Professional Services — 0.8%
325	Equifax, Inc.	8,619

	REITs — 3.4%
2,200	Annaly Mortgage Management, Inc.	34,914

	Software — 5.6%
900	Amdocs Ltd.(b)	16,461
275	Check Point Software Technologies Ltd.(b)	5,222
1,975	Nuance Communications, Inc.(b)	20,461
600	Sybase, Inc.(b)	14,862

		57,006

	Specialty Retail — 4.8%
75	AutoZone, Inc.(b)	10,460
475	Best Buy Co., Inc.	13,352

See accompanying notes to financial statements.

VAUGHAN NELSON VALUE OPPORTUNITY FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Shares	Description	Value (†)

	Specialty Retail — continued
450	Ross Stores, Inc.	$13,379
675	Staples, Inc.	12,096

		49,287

	Textiles, Apparel & Luxury Goods — 1.1%
550	Phillips-Van Heusen Corp.	11,072

	Thrifts & Mortgage Finance — 2.6%
875	New York Community Bancorp, Inc.	10,465
925	People’s United Financial, Inc.	16,493

		26,958

	Wireless Telecommunication Services — 1.6%
1,350	Syniverse Holdings, Inc.(b)	16,119

	Total Common Stocks (Identified Cost $985,494)	959,777

Exchange Traded Funds — 4.5%
1,625	iShares Russell Midcap Value Index Fund (Identified Cost $48,614)	46,215

	Total Investments — 98.8% (Identified Cost $1,034,108)(a)	1,005,992
	Other assets less liabilities—1.2%	11,760

	Net Assets — 100.0%	$1,017,752

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: At December 31, 2008, the net unrealized depreciation on investments based on a cost of $1,037,148 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$55,155
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(86,311)

	Net unrealized depreciation	$(31,156)

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Net Asset Summary at December 31, 2008 (Unaudited)

Insurance	13.5%
Food Products	8.8
Health Care Providers & Services	6.2
Software	5.6
Containers & Packaging	5.5
Specialty Retail	4.8
Capital Markets	4.7
Exchange Traded Funds	4.5
Health Care Equipment & Supplies	4.2
REITs	3.4
Chemicals	3.2
Commercial Services & Supplies	3.1
Household Products	2.8
Machinery	2.7
Thrifts & Mortgage Finance	2.6
Energy Equipment & Services	2.6
Oil, Gas & Consumable Fuels	2.6
Food & Staples Retailing	2.1
Communications Equipment	2.0
Other Investments, less than 2% each	13.9

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

NATIXIS U.S. DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2008

Shares	Description	Value (†)

Common Stocks — 97.7% of Net Assets
	Aerospace & Defense — 1.0%
35,500	Boeing Co. (The)	$1,514,785
5,000	General Dynamics Corp.	287,950
10,700	Lockheed Martin Corp.	899,656
40,600	Spirit AeroSystems Holdings, Inc., Class A(b)	412,902

		3,115,293

	Air Freight & Logistics — 1.7%
18,186	C.H. Robinson Worldwide, Inc.	1,000,776
46,700	FedEx Corp.	2,995,805
18,900	United Parcel Service, Inc., Class B	1,042,524

		5,039,105

	Airlines — 0.4%
102,463	Delta Air Lines, Inc.(b)	1,174,226

	Auto Components — 0.2%
29,378	WABCO Holdings, Inc.	463,879

	Automotive — 0.3%
45,300	Harley-Davidson, Inc.	768,741

	Beverages — 0.7%
20,266	Molson Coors Brewing Co., Class B	991,413
22,800	PepsiCo, Inc.	1,248,756

		2,240,169

	Biotechnology — 2.9%
23,267	Alexion Pharmaceuticals, Inc.(b)	842,033
14,400	Amgen, Inc.(b)	831,600
22,100	Celgene Corp.(b)	1,221,688
6,600	Genentech, Inc.(b)	547,206
14,422	Genzyme Corp.(b)	957,188
32,300	Gilead Sciences, Inc.(b)	1,651,822
15,180	Myriad Genetics, Inc.(b)	1,005,827
22,444	Onyx Pharmaceuticals, Inc.(b)	766,687
18,725	OSI Pharmaceuticals, Inc.(b)	731,211

		8,555,262

	Building Products — 0.4%
61,585	Armstrong World Industries, Inc.	1,331,468

	Capital Markets — 5.6%
113,500	Bank of New York Mellon Corp.	3,215,455
51,700	Charles Schwab Corp. (The)	835,989
55,090	Eaton Vance Corp.	1,157,441
33,400	Franklin Resources, Inc.	2,130,252
35,700	Janus Capital Group, Inc.	286,671
96,300	Legg Mason, Inc.	2,109,933
188,300	Merrill Lynch & Co., Inc.	2,191,812
64,600	Morgan Stanley	1,036,184
13,400	Northern Trust Corp.	698,676
49,766	Raymond James Financial, Inc.	852,491
17,200	State Street Corp.	676,476
44,895	T Rowe Price Group, Inc.	1,591,079

		16,782,459

	Chemicals — 0.9%
6,000	Air Products & Chemicals, Inc.	301,620
11,800	Monsanto Co.	830,130
9,500	Praxair, Inc.	563,920
40,681	Solutia, Inc.(b)	183,065
46,230	Zep, Inc.	892,701

		2,771,436

Shares	Description	Value (†)

	Commercial Banks — 1.0%
39,366	Comerica, Inc.	$781,415
34,388	Commerce Bancshares, Inc.	1,511,352
62,888	First Horizon National Corp.	664,731

		2,957,498

	Commercial Services & Supplies — 3.0%
69,735	Brink’s Co. (The)	1,874,477
92,375	Comfort Systems USA, Inc.	984,717
97,999	GeoEye, Inc.(b)	1,884,521
57,217	Rollins, Inc.	1,034,483
26,473	Stericycle, Inc.(b)	1,378,714
38,471	Tetra Tech, Inc.(b)	929,075
28,742	Waste Connections, Inc.(b)	907,385

		8,993,372

	Communications Equipment — 1.8%
109,500	Cisco Systems, Inc.(b)	1,784,850
41,388	CommScope, Inc.(b)	643,170
56,175	Juniper Networks, Inc.(b)	983,624
58,400	QUALCOMM, Inc.	2,092,472

		5,504,116

	Computers & Peripherals — 4.1%
20,000	Apple, Inc.(b)	1,707,000
288,800	Dell, Inc.(b)	2,957,312
124,300	Hewlett-Packard Co.	4,510,847
123,509	NCR Corp.(b)	1,746,417
93,437	Teradata Corp.(b)	1,385,671

		12,307,247

	Construction & Engineering — 2.0%
46,059	Aecom Technology Corp.(b)	1,415,393
8,500	Fluor Corp.	381,395
36,340	Granite Construction, Inc.	1,596,416
90,952	Orion Marine Group, Inc.(b)	878,597
13,900	Quanta Services, Inc.(b)	275,220
32,878	URS Corp.(b)	1,340,436

		5,887,457

	Construction Materials — 0.2%
25,841	Eagle Materials, Inc.	475,733

	Consumer Finance — 2.0%
74,400	American Express Co.	1,380,120
71,700	Capital One Financial Corp.	2,286,513
237,378	Discover Financial Services	2,262,212

		5,928,845

	Diversified Consumer Services — 2.2%
26,887	Apollo Group, Inc., Class A(b)	2,060,082
17,295	DeVry, Inc.	992,906
107,085	Hillenbrand, Inc.	1,786,178
8,252	Strayer Education, Inc.	1,769,311

		6,608,477

	Diversified Financial Services — 2.2%
12,490	IntercontinentalExchange, Inc.(b)	1,029,676
107,900	JP Morgan Chase & Co.	3,402,087
166,369	PHH Corp.(b)	2,117,877

		6,549,640

	Electric Utilities — 0.7%
33,120	Allete, Inc.	1,068,782
55,004	Portland General Electric Co.	1,070,928

		2,139,710

See accompanying notes to financial statements.

NATIXIS U.S. DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Shares	Description	Value (†)

	Electronic Equipment & Instruments — 0.8%
82,967	Amphenol Corp., Class A	$1,989,549
18,325	Tyco Electronics Ltd.	297,048

		2,286,597

	Energy Equipment & Services — 0.9%
55,075	National-Oilwell Varco, Inc.(b)	1,346,033
17,500	Schlumberger Ltd.	740,775
11,324	Transocean Ltd.(b)	535,059
21,200	Weatherford International Ltd.(b)	229,384

		2,851,251

	Food & Staples Retailing — 4.0%
34,747	BJ’s Wholesale Club, Inc.(b)	1,190,432
24,400	Costco Wholesale Corp.	1,281,000
92,900	CVS Caremark Corp.	2,669,946
35,400	Kroger Co. (The)	934,914
84,504	Spartan Stores, Inc.	1,964,718
37,000	Wal-Mart Stores, Inc.	2,074,220
71,200	Walgreen Co.	1,756,504

		11,871,734

	Food Products — 0.8%
45,682	J.M. Smucker Co. (The)	1,980,771
12,000	McCormick & Co., Inc.	382,320

		2,363,091

	Gas Utilities — 2.2%
72,855	Oneok, Inc.	2,121,538
52,221	Questar Corp.	1,707,104
116,457	UGI Corp.	2,843,880

		6,672,522

	Health Care Equipment & Supplies — 3.7%
25,711	Beckman Coulter, Inc.	1,129,741
13,202	C.R. Bard, Inc.	1,112,400
38,550	Hill-Rom Holdings, Inc.	634,533
59,624	Hologic, Inc.(b)	779,286
97,563	Hospira, Inc.(b)	2,616,640
3,700	Intuitive Surgical, Inc.(b)	469,863
68,000	Medtronic, Inc.	2,136,560
19,378	NuVasive, Inc.(b)	671,448
32,280	Teleflex, Inc.	1,617,228

		11,167,699

	Health Care Providers & Services — 0.9%
37,616	CorVel Corp.(b)	826,800
34,431	Express Scripts, Inc.(b)	1,893,016

		2,719,816

	Hotels, Restaurants & Leisure — 4.0%
178,300	Carnival Corp.	4,336,256
31,202	Jack in the Box, Inc.(b)	689,252
77,600	Marriott International, Inc., Class A	1,509,320
25,700	McDonald’s Corp.	1,598,283
64,226	Penn National Gaming, Inc.(b)	1,373,152
63,300	Starwood Hotels & Resorts Worldwide, Inc.	1,133,070
39,598	Yum! Brands, Inc.	1,247,337

		11,886,670

	Household Durables — 0.4%
29,700	Fortune Brands, Inc.	1,226,016

	Household Products — 1.5%
51,239	Church & Dwight Co., Inc.	2,875,533
28,000	Procter & Gamble Co.	1,730,960

		4,606,493

Shares	Description	Value (†)

	Independent Power Producers & Energy Traders — 0.3%
35,628	NRG Energy, Inc.(b)	$831,201

	Insurance — 2.0%
14,012	Arch Capital Group Ltd.(b)	982,241
28,747	Employers Holdings, Inc.	474,326
3,156	Fairfax Financial Holdings Ltd.	989,122
60,990	Fidelity National Financial, Inc., Class A	1,082,572
3,362	Markel Corp.(b)	1,005,238
59,786	Protective Life Corp.	857,929
16,188	W.R. Berkley Corp.	501,828

		5,893,256

	Internet & Catalog Retail — 1.0%
15,300	Amazon.com, Inc.(b)	784,584
206,779	HSN, Inc.(b)	1,503,283
8,603	Priceline.com, Inc.(b)	633,611

		2,921,478

	Internet Software & Services — 1.1%
7,300	Google, Inc., Class A(b)	2,245,845
169,684	United Online, Inc.	1,029,982

		3,275,827

	IT Services — 3.1%
27,786	Alliance Data Systems Corp.(b)	1,292,883
309,994	Broadridge Financial Solutions, Inc.	3,887,325
76,938	Fidelity National Information Services, Inc.	1,251,781
37,450	Lender Processing Services, Inc.	1,102,902
7,400	MasterCard, Inc., Class A	1,057,682
62,387	Wright Express Corp.(b)	786,076

		9,378,649

	Life Sciences Tools & Services — 1.1%
11,200	Covance, Inc.(b)	515,536
39,895	Illumina, Inc.(b)	1,039,265
61,021	PerkinElmer, Inc.	848,802
24,600	Thermo Fisher Scientific, Inc.(b)	838,122

		3,241,725

	Machinery — 1.7%
65,606	Actuant Corp., Class A	1,247,826
4,600	Flowserve Corp.	236,900
22,200	Illinois Tool Works, Inc.	778,110
155,445	John Bean Technologies Corp.	1,269,986
37,895	Wabtec Corp.	1,506,326

		5,039,148

	Media — 3.4%
74,200	Comcast Corp., Special Class A	1,198,330
122,869	Interactive Data Corp.	3,029,950
66,800	Omnicom Group, Inc.	1,798,256
125,400	Time Warner, Inc.	1,261,524
62,400	Viacom, Inc., Class B(b)	1,189,344
70,700	Walt Disney Co. (The)	1,604,183

		10,081,587

	Metals & Mining — 1.8%
20,003	Agnico-Eagle Mines Ltd.	1,026,754
87,873	Kinross Gold Corp.	1,618,621
32,476	Nucor Corp.	1,500,391
24,645	Reliance Steel & Aluminum Co.	491,421
79,126	Steel Dynamics, Inc.	884,629

		5,521,816

See accompanying notes to financial statements.

NATIXIS U.S. DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Shares	Description	Value (†)

	Multi Utilities — 0.4%
51,702	MDU Resources Group, Inc.	$1,115,729

	Multiline Retail — 1.6%
57,606	Dollar Tree, Inc.(b)	2,407,931
35,935	Family Dollar Stores, Inc.	936,825
29,005	Kohl’s Corp.(b)	1,049,981
10,300	Nordstrom, Inc.	137,093
6,400	Target Corp.	220,992

		4,752,822

	Oil, Gas & Consumable Fuels — 3.2%
8,700	Apache Corp.	648,411
12,900	Chesapeake Energy Corp.	208,593
40,102	Concho Resources, Inc.(b)	915,128
185,240	Delek US Holdings, Inc.	979,920
25,700	Exxon Mobil Corp.	2,051,631
64,678	Petrohawk Energy Corp.(b)	1,010,917
11,000	Petroleo Brasileiro SA, ADR	269,390
29,398	Range Resources Corp.	1,010,997
39,948	Southwestern Energy Co.(b)	1,157,293
92,200	Williams Cos., Inc. (The)	1,335,056

		9,587,336

	Paper & Forest Products — 0.4%
46,552	Clearwater Paper Corp.(b)	390,571
22,800	Weyerhaeuser Co.	697,908

		1,088,479

	Personal Products — 0.9%
105,627	Alberto-Culver Co.	2,588,918

	Pharmaceuticals — 2.9%
26,400	Abbott Laboratories	1,408,968
33,300	Johnson & Johnson	1,992,339
79,890	Perrigo Co.	2,581,246
165,400	Schering-Plough Corp.	2,816,762

		8,799,315

	Professional Services — 2.0%
145,444	Duff & Phelps Corp., Class A(b)	2,780,889
12,989	Dun & Bradstreet Corp.	1,002,751
29,282	Exponent, Inc.(b)	880,803
5,000	FTI Consulting, Inc.(b)	223,400
19,584	Huron Consulting Group, Inc.(b)	1,121,576

		6,009,419

	Real Estate Management & Development — 0.4%
136,200	Forestar Group, Inc.(b)	1,296,624

	REITs — 1.3%
215,360	Anworth Mortgage Asset Corp.	1,384,765
96,852	Potlatch Corp.	2,519,120

		3,903,885

	Road & Rail — 1.1%
66,419	Celadon Group, Inc.(b)	566,554
19,181	Ryder System, Inc.	743,839
44,000	Union Pacific Corp.	2,103,200

		3,413,593

	Semiconductors & Semiconductor Equipment — 4.0%
91,867	Broadcom Corp., Class A(b)	1,558,983
433,800	Intel Corp.	6,359,508
140,882	Marvell Technology Group Ltd.(b)	939,683
120,458	ON Semiconductor Corp.(b)	409,557

Shares	Description	Value (†)

	Semiconductors & Semiconductor Equipment — continued
92,000	Texas Instruments, Inc.	$1,427,840
64,337	Varian Semiconductor Equipment Associates, Inc.(b)	1,165,787

		11,861,358

	Software — 3.4%
45,200	Adobe Systems, Inc.(b)	962,308
22,765	Ansys, Inc.(b)	634,916
26,547	Citrix Systems, Inc.(b)	625,713
49,802	Informatica Corp.(b)	683,781
110,031	McAfee, Inc.(b)	3,803,772
30,032	MICROS Systems, Inc.(b)	490,122
63,900	Microsoft Corp.	1,242,216
55,600	Oracle Corp.(b)	985,788
20,200	Salesforce.com, Inc.(b)	646,602

		10,075,218

	Specialty Retail — 3.7%
52,200	Best Buy Co., Inc.	1,467,342
11,400	Dick’s Sporting Goods, Inc.(b)	160,854
22,400	GameStop Corp., Class A(b)	485,184
74,400	Home Depot, Inc.	1,712,688
35,400	Lowe’s Cos., Inc.	761,808
55,931	Monro Muffler, Inc.	1,426,240
145,885	RadioShack Corp.	1,741,867
34,031	Ross Stores, Inc.	1,011,742
314,791	Sally Beauty Holdings, Inc.(b)	1,791,161
18,700	TJX Cos., Inc.	384,659
8,600	Urban Outfitters, Inc.(b)	128,828

		11,072,373

	Textiles, Apparel & Luxury Goods — 1.4%
76,500	Coach, Inc.(b)	1,588,905
62,341	Fossil, Inc.(b)	1,041,094
47,361	Hanesbrands, Inc.(b)	603,853
17,400	NIKE, Inc., Class B	887,400

		4,121,252

	Thrifts & Mortgage Finance — 1.7%
78,987	Hudson City Bancorp, Inc.	1,260,633
214,593	People’s United Financial, Inc.	3,826,193

		5,086,826

	Tobacco — 0.3%
24,000	Philip Morris International, Inc.	1,044,240

	Water Utilities — 0.6%
87,440	American Water Works Co., Inc.	1,825,747

	Wireless Telecommunication Services — 0.4%
39,961	American Tower Corp., Class A(b)	1,171,656

	Total Common Stocks (Identified Cost $368,274,727)	292,245,499

See accompanying notes to financial statements.

NATIXIS U.S. DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Principal Amount		Value (†)

Short-Term Investments — 2.3%
$6,736,084	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2008 at 0.000% to be repurchased at $6,736,084 on 1/02/2009, collateralized by $6,665,000 Federal National Mortgage Association, 4.600% due 11/10/2011 valued at $6,881,613 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $6,736,084)	$6,736,084

	Total Investments — 100.0% (Identified Cost $375,010,811)(a)	298,981,583
	Other assets less liabilities—0.0%	125,927

	Net Assets — 100.0%	$299,107,510

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: At December 31, 2008, the net unrealized depreciation on investments based on a cost of $379,483,800 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$14,387,185
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(94,889,402)

	Net unrealized depreciation	$(80,502,217)

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Net Asset Summary at December 31, 2008 (Unaudited)

Capital Markets	5.6%
Computers & Peripherals	4.1
Hotels, Restaurants & Leisure	4.0
Food & Staples Retailing	4.0
Semiconductors & Semiconductor Equipment	4.0
Health Care Equipment & Supplies	3.7
Specialty Retail	3.7
Media	3.4
Software	3.4
Oil, Gas & Consumable Fuels	3.2
IT Services	3.1
Commercial Services & Supplies	3.0
Pharmaceuticals	2.9
Biotechnology	2.9
Gas Utilities	2.2
Diversified Consumer Services	2.2
Diversified Financial Services	2.2
Consumer Finance	2.0
Professional Services	2.0
Insurance	2.0
Construction & Engineering	2.0
Other Investments, less than 2% each	32.1
Short-Term investments	2.3

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008

	CGM Advisor Targeted Equity Fund	Delafield Select Fund	Hansberger International Fund

ASSETS
Investments at cost	$978,822,496	$15,073,266	$115,864,265
Net unrealized depreciation	(84,924,242)	(4,197,851)	(34,725,618)

Investments at value	893,898,254	10,875,415	81,138,647
Cash	2,292	—	—
Foreign currency at value (identified cost $0, $0, $31,598, $0, $0, $0, $0, $0)	—	—	28,783
Receivable for Fund shares sold	8,518,250	7,301	15,149
Receivable for securities sold	22,537,108	—	150,909
Receivable from investment advisor (Note 5)	—	24,352	—
Dividends and interest receivable	3,673,718	9,564	151,227
Tax reclaims receivable	3,534	—	64,615
Miscellaneous receivable	—	—	11,897

TOTAL ASSETS	928,633,156	10,916,632	81,561,227

LIABILITIES
Payable for securities purchased	11,814,520	—	253,458
Payable for Fund shares redeemed	1,575,412	—	583,774
Management fees payable (Note 5)	513,649	6,803	52,230
Deferred Trustees’ fees (Note 5)	537,788	1,863	92,403
Administrative fees payable (Note 5)	35,006	8,523	4,408
Other accounts payable and accrued expenses	255,299	40,626	145,721

TOTAL LIABILITIES	14,731,674	57,815	1,131,994

NET ASSETS	$913,901,482	$10,858,817	$80,429,233

NET ASSETS CONSIST OF:
Paid-in capital	$1,141,579,820	$15,282,770	$122,586,611
Accumulated net investment loss/Distributions in excess of net investment income	(537,787)	(1,863)	(1,012,129)
Accumulated net realized loss on investments and foreign currency transactions	(142,216,309)	(224,239)	(6,420,857)
Net unrealized depreciation on investments and foreign currency translations	(84,924,242)	(4,197,851)	(34,724,392)

NET ASSETS	$913,901,482	$10,858,817	$80,429,233

Class A shares :
Net assets	$796,145,858	$1,625,954	$60,090,927

Shares of beneficial interest	103,983,955	282,059	5,525,395

Net asset value and redemption price per share	$7.66	$5.76	$10.88

Offering price per share (100/94.25 of net asset value) (Note 1)	$8.13	$6.11	$11.54

Class B shares : (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$13,970,901	$—	$9,328,192

Shares of beneficial interest	2,019,069	—	955,632

Net asset value and offering price per share	$6.92	$—	$9.76

Class C shares : (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$59,544,438	$6,780	$11,010,114

Shares of beneficial interest	8,644,137	1,178	1,135,139

Net asset value and offering price per share	$6.89	$5.76	$9.70

Class Y shares :
Net assets	$44,240,285	$9,226,083	$—

Shares of beneficial interest	5,642,056	1,599,337	—

Net asset value, offering and redemption price per share	$7.84	$5.77	$—

See accompanying notes to financial statements.

Harris Associates Focused Value Fund	Harris Associates Large Cap Value Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Natixis U.S. Diversified Portfolio

$69,148,909	$160,699,725	$294,888,299	$1,034,108	$375,010,811
(27,069,335)	(55,213,891)	(14,049,341)	(28,116)	(76,029,228)

42,079,574	105,485,834	280,838,958	1,005,992	298,981,583
—	—	—	23,879	—
—	—	—	—	—
554	10,274	7,188,921	—	120,265
97,299	1,478,784	287,891	8,436	1,887,759
—	—	10,119	29,915	—
193,970	305,509	488,947	1,978	481,408
—	—	—	—	8,604
35,987	—	—	—	2

42,407,384	107,280,401	288,814,836	1,070,200	301,479,621

34,069	—	10,652,206	3,519	733,751
626,773	720,927	657,878	—	737,982
27,960	130,719	179,840	643	300,287
115,936	270,612	95,749	73	309,678
2,305	4,762	9,480	8,379	11,644
84,454	137,054	127,910	39,834	278,769

891,497	1,264,074	11,723,063	52,448	2,372,111

$41,515,887	$106,016,327	$277,091,773	$1,017,752	$299,107,510

$90,141,291	$225,658,684	$317,212,498	$1,053,350	$413,296,198
(115,937)	(199,343)	(71,114)	(73)	(309,678)
(21,440,132)	(64,229,123)	(26,000,270)	(7,409)	(37,849,782)
(27,069,335)	(55,213,891)	(14,049,341)	(28,116)	(76,029,228)

$41,515,887	$106,016,327	$277,091,773	$1,017,752	$299,107,510

$13,859,201	$85,761,072	$171,875,301	$16,419	$228,549,085

2,978,413	9,782,565	9,864,401	1,711	15,075,146

$4.65	$8.77	$17.42	$9.60	$15.16

$4.93	$9.31	$18.48	$10.19	$16.08

$13,894,925	$8,190,640	$11,787,631	$—	$40,867,736

3,257,091	1,004,148	748,153	—	3,099,302

$4.27	$8.16	$15.76	$—	$13.19

$13,761,761	$6,222,430	$21,860,822	$40,874	$24,079,260

3,225,256	765,486	1,386,732	4,264	1,824,996

$4.27	$8.13	$15.76	$9.59	$13.19

$—	$5,842,185	$71,568,019	$960,459	$5,611,429

—	645,427	4,078,597	100,075	344,504

$—	$9.05	$17.55	$9.60	$16.29

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2008

	CGM Advisor Targeted Equity Fund	Delafield Select Fund (a)	Hansberger International Fund	Harris Associates Focused Value Fund

INVESTMENT INCOME
Dividends	$16,914,301	$41,369	$4,303,251	$1,214,036
Interest	516,998	405	12,479	19,957
Securities lending income (Note 2)	339,441	—	213,093	91,843
Less net foreign taxes withheld	(406,980)	—	(401,224)	—

	17,363,760	41,774	4,127,599	1,325,836

Expenses
Management fees (Note 5)	6,187,294	22,625	1,113,495	733,376
Service fees - Class A (Note 5)	1,990,225	443	251,212	67,623
Service and distribution fees - Class B (Note 5)	227,932	—	188,700	288,906
Service and distribution fees - Class C (Note 5)	481,317	6	198,324	290,842
Trustees’ fees and expenses (Note 5)	25,353	2,385	13,094	12,333
Administrative fees (Note 5)	454,836	26,301	70,672	43,229
Custodian fees and expenses	39,110	3,975	111,277	21,816
Transfer agent fees and expenses - Class A (Note 5)	801,465	163	216,499	67,301
Transfer agent fees and expenses - Class B (Note 5)	21,707	—	39,491	71,623
Transfer agent fees and expenses - Class C (Note 5)	49,200	1	42,206	72,053
Transfer agent fees and expenses - Class Y (Note 5)	33,421	264	—	—
Audit and tax services fees	48,048	38,455	55,343	45,080
Legal fees	28,655	375	4,464	2,511
Shareholder reporting expenses	99,607	1,000	33,319	31,925
Registration fees	82,406	1,457	55,382	40,041
Miscellaneous expenses (Note 5)	(230,631)	1,282	(29,567)	(25,131)

Total expenses	10,339,945	98,732	2,363,911	1,763,528
Less fee reduction and/or expense reimbursement (Note 5)	(12,079)	(65,754)	(2,271)	(1,464)

Net expenses	10,327,866	32,978	2,361,640	1,762,064

Net investment income (loss)	7,035,894	8,796	1,765,959	(436,228)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(136,074,566)	(184,411)	(4,053,483)	(21,429,251)**
Foreign currency transactions	—	—	(180,895)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(295,484,467)	(5,078,100)	(79,368,857)	(26,979,857)
Foreign currency translations	—	—	(2,099)	—

Net realized and unrealized loss on investments and foreign currency transactions	(431,559,033)	(5,262,511)	(83,605,334)	(48,409,108)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(424,523,139)	$(5,253,715)	$(81,839,375)	$(48,845,336)

(a)	From commencement of operations on September 29, 2008 through December 31, 2008 for Class A and Class C, and from September 26, 2008 through December 31, 2008 for Class Y.
(b)	From commencement of operations on October 31, 2008 through December 31, 2008.
*	Amount includes a special dividend of $368,055 in which the source of the dividend has not been determined by the issuer.
**	Amount includes a litigation payment of $134,770 . See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

Harris Associates Large Cap Value Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund (b)	Natixis U.S. Diversified Portfolio

$3,735,881	$2,704,862	$3,990	$6,171,559 *
70,534	146,387	33	171,085
78,120	228,847	—	466,701
—	(484)	—	(14,576)

3,884,535	3,079,612	4,023	6,794,769

1,174,563	1,734,095	1,241	4,080,490
331,563	316,076	3	825,839
152,971	178,059	—	759,893
108,703	215,383	27	363,382
13,542	14,125	96	18,180
85,193	97,323	16,712	230,045
24,251	34,083	2,600	38,909
315,994	241,020	6	679,850
36,220	34,802	—	153,603
25,789	41,454	13	74,520
4,606	37,101	8	26,699
45,444	43,003	37,800	52,777
5,265	5,997	250	14,427
35,780	36,809	198	82,522
55,301	124,948	524	53,320
(110,720)	(28,285)	947	(133,538)

2,304,465	3,125,993	60,425	7,320,918
(2,657)	(104,350)	(58,610)	(32,977)

2,301,808	3,021,643	1,815	7,287,941

1,582,727	57,969	2,208	(493,172)

(1,298,191)	(25,891,396)	(7,409)	(36,641,707)
—	—	—	1,950

(80,262,754)	(26,217,431)	(28,116)	(180,752,344)
—	—	—	(1,384)

(81,560,945)	(52,108,827)	(35,525)	(217,393,485)

$(79,978,218)	$(52,050,858)	$(33,317)	$(217,886,657)

STATEMENTS OF CHANGES IN NET ASSETS

	CGM Advisor Targeted Equity Fund		Delafield Select Fund	Hansberger International Fund
	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2008 (a)	Year Ended December 31, 2008	Year Ended December 31, 2007

FROM OPERATIONS:
Net investment income (loss)	$7,035,894	$3,198,576	$8,796	$1,765,959	$1,002,480
Net realized gain (loss) on investments and foreign currency transactions	(136,074,566)	80,201,690	(184,411)	(4,234,378)	20,165,643
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(295,484,467)	149,502,525	(5,078,100)	(79,370,956)	5,253,593

Net increase (decrease) in net assets resulting from operations	(424,523,139)	232,902,791	(5,253,715)	(81,839,375)	26,421,716

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(6,133,829)	(7,741,811)	(1,360)	(919,413)	(2,121,366)
Class B	(2,292)	(251,226)	—	(60,823)	(325,097)
Class C	(192,376)	(80,296)	(10)	(63,896)	(304,997)
Class Y	(454,082)	(178,444)	(14,371)	—	—
Net realized capital gain
Class A	(28,890,996)	(68,451,630)	—	(3,711,536)	(12,588,474)
Class B	(1,056,919)	(3,157,063)	—	(751,480)	(3,324,922)
Class C	(1,410,865)	(1,397,920)	—	(806,003)	(2,884,783)
Class Y	(858,144)	(1,283,819)	—	—	—
Distributions from paid-in capital
Class A	—	—	—	(518,560)	—
Class B	—	—	—	(50,417)	—
Class C	—	—	—	(90,663)	—

Total distributions	(38,999,503)	(82,542,209)	(15,741)	(6,972,791)	(21,549,639)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	480,972,479	2,733,857	16,128,273	(15,168,231)	10,155,626

Redemption fees
Class A	13,396	10,214	—	590	6,284
Class B	466	448	—	126	1,563
Class C	544	171	—	119	1,306
Class Y	393	191	—	—	—

	14,799	11,024	—	835	9,153

Net increase (decrease) in net assets	17,464,636	153,105,463	10,858,817	(103,979,562)	15,036,856

NET ASSETS
Beginning of the year	896,436,846	743,331,383	—	184,408,795	169,371,939

End of the year	$913,901,482	$896,436,846	$10,858,817	$80,429,233	$184,408,795

ACCUMULATED NET INVESTMENT LOSS/DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(537,787)	$(798,914)	$(1,863)	$(1,012,129)	$(1,964,958)

(a)	From commencement of operations on September 29, 2008 through December 31, 2008 for Class A and Class C, and from September 26, 2008 through December 31, 2008 for Class Y .
(b)	From commencement of operations on October 31, 2008 through December 31, 2008.

See accompanying notes to financial statements.

Harris Associates Focused Value Fund		Harris Associates Large Cap Value Fund		Vaughan Nelson Small Cap Value Fund		Vaughan Nelson Value Opportunity Fund
Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2008 (b)

$(436,228)	$(2,024,847)	$1,582,727	$546,870	$57,969	$(527,258)	$2,208

(21,429,251)	26,572,372	(1,298,191)	22,651,455	(25,891,396)	14,196,089	(7,409)

(26,979,857)	(35,355,327)	(80,262,754)	(28,970,313)	(26,217,431)	(6,164,382)	(28,116)

(48,845,336)	(10,807,802)	(79,978,218)	(5,771,988)	(52,050,858)	7,504,449	(33,317)

—	—	(1,288,357)	(1,054,288)	—	—	(41)
—	—	(10,681)	(108,220)	—	—	—
—	—	(20,757)	(53,175)	—	—	(83)
—	—	(120,564)	(117,660)	—	—	(2,545)

(589,535)	(6,965,375)	—	—	(132,974)	—	—
(700,775)	(8,645,512)	—	—	(28,303)	—	—
(699,004)	(9,181,053)	—	—	(29,715)	—	—
—	—	—	—	(7,146)	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

(1,989,314)	(24,791,940)	(1,440,359)	(1,333,343)	(198,138)	—	(2,669)

(44,849,678)	(55,787,929)	(36,406,022)	(39,807,186)	177,538,979	7,783,917	1,053,738

372	103	—	—	444	5,305	—
412	126	—	—	89	1,559	—
418	136	—	—	88	1,134	—
—	—	—	—	19	38	—

1,202	365	—	—	640	8,036	—

(95,683,126)	(91,387,306)	(117,824,599)	(46,912,517)	125,290,623	15,296,402	1,017,752

137,199,013	228,586,319	223,840,926	270,753,443	151,801,150	136,504,748	—

$41,515,887	$137,199,013	$106,016,327	$223,840,926	$277,091,773	$151,801,150	$1,017,752

$(115,937)	$(101,844)	$(199,343)	$(340,402)	$(71,114)	$(140,040)	$(73)

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Natixis U.S. Diversified Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007

FROM OPERATIONS:
Net investment income (loss)	$(493,172)	$(2,828,122)
Net realized gain (loss) on investments and foreign currency transactions	(36,639,757)	87,656,235
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(180,753,728)	(7,024,685)

Net increase (decrease) in net assets resulting from operations	(217,886,657)	77,803,428

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class Y	—	—
Net realized capital gain
Class A	(6,529,055)	(4,889,025)
Class B	(1,841,998)	(1,624,487)
Class C	(822,792)	(642,678)
Class Y	(205,525)	(217,377)
Distributions from paid-in capital
Class A	—	—
Class B	—	—
Class C	—	—

Total distributions	(9,399,370)	(7,373,567)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(63,750,494)	(88,754,703)

Redemption fees
Class A	—	—
Class B	—	—
Class C	—	—
Class Y	—	—

	—	—

Net increase (decrease) in net assets	(291,036,521)	(18,324,842)

NET ASSETS
Beginning of the year	590,144,031	608,468,873

End of the year	$299,107,510	$590,144,031

ACCUMULATED NET INVESTMENT LOSS/DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(309,678)	$(487,139)

See accompanying notes to financial statements.

This Page Intentionally Left Blank

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (b)(e)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (e)	Distributions from net realized capital gains	Total distributions	Redemption fees (e)

CGM ADVISOR TARGETED EQUITY FUND
Class A
12/31/2008	$13.01	$0.09	$(4.94)	$(4.85)	$(0.06)	$(0.44)	$(0.50)	$0.00	(i)
12/31/2007	10.70	0.05	3.54	3.59	(0.13)	(1.15)	(1.28)	0.00
12/31/2006	10.22	0.08	0.78	0.86	(0.07)	(0.31)	(0.38)	0.00
12/31/2005	9.05	0.07	1.12	1.19	(0.02)	—	(0.02)	0.00
12/31/2004	7.94	0.01	1.10	1.11	—	—	—	0.00
Class B
12/31/2008	11.81	(0.00)	(4.45)	(4.45)	(0.00)	(0.44)	(0.44)	0.00	(i)
12/31/2007	9.84	(0.04)	3.24	3.20	(0.08)	(1.15)	(1.23)	0.00
12/31/2006	9.48	0.00	0.74	0.74	(0.07)	(0.31)	(0.38)	0.00
12/31/2005	8.45	0.00	1.04	1.04	(0.01)	—	(0.01)	0.00
12/31/2004	7.47	(0.04)	1.02	0.98	—	—	—	0.00
Class C
12/31/2008	11.79	0.02	(4.46)	(4.44)	(0.02)	(0.44)	(0.46)	0.00	(i)
12/31/2007	9.84	(0.03)	3.22	3.19	(0.09)	(1.15)	(1.24)	0.00
12/31/2006	9.48	0.00	0.74	0.74	(0.07)	(0.31)	(0.38)	0.00
12/31/2005	8.45	0.00	1.04	1.04	(0.01)	—	(0.01)	0.00
12/31/2004	7.47	(0.04)	1.02	0.98	—	—	—	0.00
Class Y
12/31/2008	13.32	0.13	(5.09)	(4.96)	(0.08)	(0.44)	(0.52)	0.00	(i)
12/31/2007	10.93	0.09	3.61	3.70	(0.16)	(1.15)	(1.31)	0.00
12/31/2006	10.42	0.11	0.82	0.93	(0.11)	(0.31)	(0.42)	0.00
12/31/2005	9.23	0.10	1.14	1.24	(0.05)	—	(0.05)	0.00
12/31/2004	8.07	0.04	1.12	1.16	—	—	—	0.00
DELAFIELD SELECT FUND
Class A
12/31/2008(g)	$8.16	$0.01	$(2.40)	$(2.39)	$(0.01)	$—	$(0.01)	$—
Class C
12/31/2008(g)	8.16	(0.01)	(2.38)	(2.39)	(0.01)	—	(0.01)	—
Class Y
12/31/2008(h)	8.74	0.01	(2.97)	(2.96)	(0.01)	—	(0.01)	—

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(d)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$7.66	(38.4)	$796,146	1.10	1.10	0.83	211
13.01	34.4	826,867	1.17	1.17	0.45	179
10.70	8.5	679,897	1.16	1.16	0.76	171
10.22	13.2	694,121	1.28	1.28	0.78	196
9.05	14.0	689,967	1.42	1.42	0.16	265

6.92	(38.9)	13,971	1.85	1.85	(0.03)	211
11.81	33.4	32,297	1.92	1.92	(0.34)	179
9.84	7.8	43,032	1.91	1.91	0.02	171
9.48	12.4	53,005	2.03	2.03	0.03	196
8.45	13.1	57,527	2.17	2.17	(0.58)	265

6.89	(38.9)	59,544	1.85	1.85	0.17	211
11.79	33.5	19,753	1.93	1.93	(0.24)	179
9.84	7.7	8,688	1.90	1.90	0.04	171
9.48	12.4	5,133	2.04	2.04	0.03	196
8.45	13.1	3,214	2.17	2.17	(0.58)	265

7.84	(38.3)	44,240	0.85	0.85	1.21	211
13.32	34.8	17,520	0.90	0.90	0.74	179
10.93	9.0	11,714	0.87	0.87	1.05	171
10.42	13.4	11,181	1.07	1.07	0.99	196
9.23	14.4	9,145	1.08	1.08	0.51	265

$5.76	(29.3)	$1,626	1.40	3.79	0.58	29

5.76	(29.3)	7	2.15	4.54	(0.49)	29

5.77	(33.9)	9,226	1.15	3.47	0.29	29

(e)	Amount rounds to less than $0.01 per share, if applicable.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the period September 29, 2008 (commencement of operations) through December 31, 2008.
(h)	For the period September 26, 2008 (commencement of operations) through December 31, 2008.
(i)	Effective June 2, 2008, redemption fees were eliminated.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (b)(e)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions

HANSBERGER INTERNATIONAL FUND
Class A
12/31/2008	$22.17	$0.26	$(10.63)		$(10.37)	$(0.15)	$(0.68)	$(0.09)	$(0.92)
12/31/2007	21.50	0.18	3.29		3.47	(0.40)	(2.40)	—	(2.80)
12/31/2006	19.88	0.16	4.51		4.67	(0.35)	(2.70)	—	(3.05)
12/31/2005	17.12	0.11	2.65		2.76	—	—	—	—
12/31/2004	15.07	0.02	2.03		2.05	—	—	—	—
Class B
12/31/2008	19.88	0.12	(9.48)		(9.36)	(0.03)	(0.68)	(0.05)	(0.76)
12/31/2007	19.51	0.01	2.98		2.99	(0.22)	(2.40)	—	(2.62)
12/31/2006	18.27	0.01	4.11		4.12	(0.18)	(2.70)	—	(2.88)
12/31/2005	15.85	0.00	2.42		2.42	—	—	—	—
12/31/2004	14.06	(0.09)	1.88		1.79	—	—	—	—
Class C
12/31/2008	19.81	0.11	(9.43)		(9.32)	(0.03)	(0.68)	(0.08)	(0.79)
12/31/2007	19.48	0.01	2.97		2.98	(0.25)	(2.40)	—	(2.65)
12/31/2006	18.28	0.00	4.11		4.11	(0.21)	(2.70)	—	(2.91)
12/31/2005	15.86	(0.02)	2.44		2.42	—	—	—	—
12/31/2004	14.06	(0.09)	1.89		1.80	—	—	—	—
HARRIS ASSOCIATES FOCUSED VALUE FUND
Class A
12/31/2008	$9.06	$0.00	$(4.26	)(i)	$(4.26)	$—	$(0.15)	$—	$(0.15)
12/31/2007	11.56	(0.06)	(0.68	)(f)	(0.74)	—	(1.76)	—	(1.76)
12/31/2006	12.08	(0.02)	1.50		1.48	—	(2.00)	—	(2.00)
12/31/2005	13.06	(0.00)	0.76		0.76	—	(1.74)	—	(1.74)
12/31/2004	11.79	(0.02)	1.29		1.27	—	—	—	—
Class B
12/31/2008	8.39	(0.05)	(3.92	)(i)	(3.97)	—	(0.15)	—	(0.15)
12/31/2007	10.92	(0.14)	(0.63	)(f)	(0.77)	—	(1.76)	—	(1.76)
12/31/2006	11.59	(0.10)	1.43		1.33	—	(2.00)	—	(2.00)
12/31/2005	12.69	(0.10)	0.74		0.64	—	(1.74)	—	(1.74)
12/31/2004	11.55	(0.11)	1.25		1.14	—	—	—	—
Class C
12/31/2008	8.39	(0.05)	(3.92	)(i)	(3.97)	—	(0.15)	—	(0.15)
12/31/2007	10.92	(0.14)	(0.63	)(f)	(0.77)	—	(1.76)	—	(1.76)
12/31/2006	11.59	(0.10)	1.43		1.33	—	(2.00)	—	(2.00)
12/31/2005	12.69	(0.10)	0.74		0.64	—	(1.74)	—	(1.74)
12/31/2004	11.55	(0.11)	1.25		1.14	—	—	—	—

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(d)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

					Ratios to Average Net Assets:

Redemption fees (e)		Net asset value, end of the period	Total return (%) (a)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(g)	Gross expenses (%) (g)	Net investment income (loss) (%) (g)	Portfolio turnover rate (%)

$0.00	(h)	$10.88	(47.6)	$60,091	1.49	1.49	1.48	47
0.00		22.17	16.4	128,224	1.45	1.45	0.79	47
0.00		21.50	24.1	112,814	1.49	1.49	0.75	49
0.00		19.88	16.1	89,663	1.81	1.81	0.62	45
0.00		17.12	13.6	73,707	1.91	1.92	0.14	81

0.00	(h)	9.76	(48.0)	9,328	2.23	2.23	0.72	47
0.00		19.88	15.6	29,770	2.20	2.20	0.06	47
0.00		19.51	23.2	33,016	2.25	2.25	0.03	49
0.00		18.27	15.3	33,388	2.55	2.55	(0.02)	45
0.00		15.85	12.7	45,213	2.66	2.67	(0.60)	81

0.00	(h)	9.70	(48.0)	11,010	2.24	2.24	0.73	47
0.00		19.81	15.5	26,414	2.20	2.20	0.04	47
0.00		19.48	23.1	23,541	2.25	2.25	0.01	49
0.00		18.28	15.3	19,388	2.56	2.56	(0.11)	45
0.00		15.86	12.8	17,046	2.66	2.67	(0.63)	81

$0.00	(h)	$4.65	(47.7)	$13,859	1.56	1.56	0.02	51
0.00		9.06	(6.8)	40,869	1.49	1.49	(0.51)	51
0.00		11.56	12.7	62,603	1.51	1.51	(0.12)	36
0.00		12.08	5.7	82,298	1.68	1.68	(0.04)	39
0.00		13.06	10.8	108,042	1.70	1.70	(0.15)	26

0.00	(h)	4.27	(48.1)	13,895	2.31	2.31	(0.76)	51
0.00		8.39	(7.4)	47,194	2.24	2.24	(1.26)	51
0.00		10.92	11.9	78,950	2.26	2.26	(0.87)	36
0.00		11.59	5.0	97,256	2.43	2.43	(0.80)	39
0.00		12.69	9.9	110,275	2.45	2.45	(0.90)	26

0.00	(h)	4.27	(48.1)	13,762	2.31	2.31	(0.76)	51
0.00		8.39	(7.4)	49,136	2.24	2.24	(1.26)	51
0.00		10.92	11.9	87,033	2.27	2.27	(0.88)	36
0.00		11.59	5.0	122,745	2.43	2.43	(0.79)	39
0.00		12.69	9.9	144,780	2.45	2.45	(0.90)	26

(e)	Amount rounds to less than $0.01 per share, if applicable.
(f)	Includes a litigation payment of $0.02 per share.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	Effective June 2, 2008, redemption fees were eliminated.
(i)	Includes a litigation payment of $0.01 per share.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (b)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (e)

HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class A
12/31/2008	$14.97	$0.13	$(6.20)		$(6.07)	$(0.13)	$—	$(0.13)	$—
12/31/2007	15.49	0.05	(0.48	)(j)	(0.43)	(0.09)	—	(0.09)	—
12/31/2006	13.33	0.06	2.13		2.19	(0.03)	—	(0.03)	—
12/31/2005	13.37	0.05	(0.08)		(0.03)	(0.01)	—	(0.01)	—
12/31/2004	12.25	0.04	1.08		1.12	—	—	—	—
Class B
12/31/2008	13.84	0.03	(5.70)		(5.67)	(0.01)	—	(0.01)	—
12/31/2007	14.39	(0.06)	(0.45	)(j)	(0.51)	(0.04)	—	(0.04)	—
12/31/2006	12.48	(0.04)	1.98		1.94	(0.03)	—	(0.03)	—
12/31/2005	12.62	(0.04)	(0.09)		(0.13)	(0.01)	—	(0.01)	—
12/31/2004	11.64	(0.05)	1.03		0.98	—	—	—	—
Class C
12/31/2008	13.82	0.03	(5.69)		(5.66)	(0.03)	—	(0.03)	—
12/31/2007	14.37	(0.06)	(0.45	)(j)	(0.51)	(0.04)	—	(0.04)	—
12/31/2006	12.46	(0.04)	1.98		1.94	(0.03)	—	(0.03)	—
12/31/2005	12.60	(0.04)	(0.09)		(0.13)	(0.01)	—	(0.01)	—
12/31/2004	11.63	(0.05)	1.02		0.97	—	—	—	—
Class Y
12/31/2008	15.47	0.19	(6.42)		(6.23)	(0.19)	—	(0.19)	—
12/31/2007	16.01	0.12	(0.51	)(j)	(0.39)	(0.15)	—	(0.15)	—
12/31/2006	13.72	0.12	2.20		2.32	(0.03)	—	(0.03)	—
12/31/2005	13.74	0.09	(0.10)		(0.01)	(0.01)	—	(0.01)	—
12/31/2004	12.54	0.07	1.13		1.20	—	—	—	—
VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
12/31/2008	$22.11	$0.03	$(4.69)		$(4.66)	$—	$(0.03)	$(0.03)	$0.00	(g)
12/31/2007	20.90	(0.02)	1.23		1.21	—	—	—	0.00
12/31/2006	17.69	(0.05)	3.26		3.21	—	—	—	0.00
12/31/2005	16.07	(0.08)	1.70		1.62	—	—	—	0.00
12/31/2004	13.94	(0.13)	2.26		2.13	—	—	—	0.00
Class B
12/31/2008	20.15	(0.14)	(4.22)		(4.36)	—	(0.03)	(0.03)	0.00	(g)
12/31/2007	19.19	(0.17)	1.13		0.96	—	—	—	0.00
12/31/2006	16.36	(0.20)	3.03		2.83	—	—	—	0.00
12/31/2005	14.97	(0.19)	1.58		1.39	—	—	—	0.00
12/31/2004	13.08	(0.22)	2.11		1.89	—	—	—	0.00

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(d)	Net assets, end of the period (000’s)	Net expenses (%) (c)(h)		Gross expenses (%) (h)		Net investment income (loss) (%) (h)	Portfolio turnover rate (%)

$8.77	(40.5)	$85,761	1.28		1.28		1.04	38
14.97	(2.9)	172,468	1.28	(f)(i)	1.28	(f)	0.35	30
15.49	16.5	195,714	1.30		1.30		0.44	23
13.33	(0.2)	188,763	1.30		1.46		0.40	39
13.37	9.1	222,434	1.30		1.49		0.30	27

8.16	(40.9)	8,191	2.03		2.04		0.25	38
13.84	(3.7)	23,916	2.04	(f)(i)	2.04	(f)	(0.44)	30
14.39	15.6	42,894	2.05		2.07		(0.33)	23
12.48	(1.0)	59,035	2.05		2.21		(0.35)	39
12.62	8.4	79,949	2.05		2.24		(0.46)	27

8.13	(40.9)	6,222	2.03		2.03		0.26	38
13.82	(3.7)	15,616	2.04	(f)(i)	2.04	(f)	(0.41)	30
14.37	15.6	18,089	2.05		2.06		(0.32)	23
12.46	(1.0)	20,308	2.05		2.21		(0.35)	39
12.60	8.3	26,392	2.05		2.24		(0.42)	27

9.05	(40.2)	5,842	0.84		0.84		1.47	38
15.47	(2.6)	11,840	0.91	(i)	0.91		0.72	30
16.01	17.0	14,057	0.91	(f)	0.91	(f)	0.82	23
13.72	(0.0)	14,226	1.05		1.09		0.65	39
13.74	9.6	18,027	0.99		0.99		0.58	27

$17.42	(21.1)	$171,875	1.45		1.51		0.13	124
22.11	5.8	103,719	1.49		1.57		(0.11)	78
20.90	18.1	85,285	1.59		1.59		(0.28)	88
17.69	10.1	58,963	1.92		1.92		(0.47)	80
16.07	15.3	45,138	2.01		2.01		(0.89)	172

15.76	(21.7)	11,788	2.20		2.26		(0.78)	124
20.15	5.1	25,076	2.24		2.31		(0.84)	78
19.19	17.2	32,606	2.37		2.37		(1.10)	88
16.36	9.3	38,732	2.66		2.66		(1.24)	80
14.97	14.5	54,652	2.76		2.76		(1.65)	172

(e)	Amount rounds to less than $0.01 per share, if applicable.
(f)	Includes fee/expense recovery of 0.00%, 0.02%, 0.01% and 0.04% for Class A, B, C and Y, respectively.
(g)	Effective June 2, 2008, redemption fees were eliminated.
(h)	Computed on an annualized basis for periods less than one year, if applicable.
(i)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.
(j)	Includes a litigation payment of $0.02 per share.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (c)

VAUGHAN NELSON SMALL CAP VALUE FUND (continued)
Class C
12/31/2008	$20.16	$(0.13)		$(4.24)	$(4.37)	$–	$(0.03)	$(0.03)	$0.00	(k)
12/31/2007	19.19	(0.17)		1.14	0.97	–	–	–	0.00
12/31/2006	16.37	(0.19)		3.01	2.82	–	–	–	0.00
12/31/2005	14.98	(0.19)		1.58	1.39	–	–	–	0.00
12/31/2004	13.09	(0.22)		2.11	1.89	–	–	–	0.00
Class Y
12/31/2008	22.20	0.12		(4.74)	(4.62)	–	(0.03)	(0.03)	0.00	(k)
12/31/2007	20.91	0.04		1.25	1.29	–	–	–	0.00
12/31/2006(d)	19.02	0.02		1.87	1.89	–	–	–	–
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class A
12/31/2008(j)	$10.00	$0.03		$(0.41)	$(0.38)	$(0.02)	$–	$(0.02)	$–
Class C
12/31/2008(j)	10.00	0.02		(0.41)	(0.39)	(0.02)	–	(0.02)	–
Class Y
12/31/2008(j)	10.00	0.03		(0.40)	(0.37)	(0.03)	–	(0.03)	–
NATIXIS U.S. DIVERSIFIED PORTFOLIO
Class A
12/31/2008	$25.76	$0.02	(g)	$(10.20)	$(10.18)	$–	$(0.42)	$(0.42)	$–
12/31/2007	22.94	(0.06)		3.19	3.13	–	(0.31)	(0.31)	–
12/31/2006	20.17	0.04		2.73	2.77	–	–	–	–
12/31/2005	18.75	(0.11)		1.53	1.42	–	–	–	–
12/31/2004	16.61	(0.12)		2.26	2.14	–	–	–	–
Class B
12/31/2008	22.63	(0.13	)(g)	(8.89)	(9.02)	–	(0.42)	(0.42)	–
12/31/2007	20.33	(0.22)		2.83	2.61	–	(0.31)	(0.31)	–
12/31/2006	18.01	(0.11)		2.43	2.32	–	–	–	–
12/31/2005	16.87	(0.22)		1.36	1.14	–	–	–	–
12/31/2004	15.06	(0.23)		2.04	1.81	–	–	–	–
Class C
12/31/2008	22.65	(0.13	)(g)	(8.91)	(9.04)	–	(0.42)	(0.42)	–
12/31/2007	20.36	(0.22)		2.82	2.60	–	(0.31)	(0.31)	–
12/31/2006	18.03	(0.11)		2.44	2.33	–	–	–	–
12/31/2005	16.89	(0.22)		1.36	1.14	–	–	–	–
12/31/2004	15.08	(0.23)		2.04	1.81	–	–	–	–
Class Y
12/31/2008	27.58	0.07	(g)	(10.94)	(10.87)	–	(0.42)	(0.42)	–
12/31/2007	24.45	0.03		3.41	3.44	–	(0.31)	(0.31)	–
12/31/2006	21.41	0.14		2.90	3.04	–	–	–	–
12/31/2005	19.82	(0.03)		1.62	1.59	–	–	–	–
12/31/2004	17.46	(0.05)		2.41	2.36	–	–	–	–

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share, if applicable.
(d)	From commencement of Class operations on August 31, 2006 through December 31, 2006.
(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(f)	Net assets, end of the period (000’s)	Net expenses (%) (e)(h)		Gross expenses (%) (h)		Net investment income (loss) (%) (h)	Portfolio turnover rate (%)

$15.76	(21.7)	$21,861	2.20		2.26		(0.68)	124
20.16	5.1	21,765	2.24		2.32		(0.85)	78
19.19	17.2	18,186	2.35		2.35		(1.04)	88
16.37	9.3	13,667	2.67		2.67		(1.23)	80
14.98	14.4	13,549	2.76		2.76		(1.63)	172

17.55	(20.8)	71,568	1.20		1.21		0.65	124
22.20	6.1	1,241	1.19	(i)	1.19	(i)	0.17	78
20.91	9.9	427	1.35		1.90		0.35	88

$9.60	(3.8)	$16	1.40		39.61		1.92	12

9.59	(3.9)	41	2.15		40.36		1.62	12

9.60	(3.7)	960	1.15		38.91		1.41	12

$15.16	(40.1)	$228,549	1.43		1.43		0.08	110
25.76	13.7	407,228	1.47		1.47		(0.24)	82
22.94	13.7	393,430	1.46		1.46		0.17	83
20.17	7.6	386,084	1.73		1.73		(0.57)	97
18.75	12.9	392,726	1.87		1.87		(0.71)	104

13.19	(40.5)	40,868	2.18		2.19		(0.70)	110
22.63	12.8	119,028	2.21		2.21		(1.00)	82
20.33	12.9	147,819	2.22		2.22		(0.60)	83
18.01	6.8	174,745	2.48		2.48		(1.32)	97
16.87	12.0	223,349	2.62		2.62		(1.50)	104

13.19	(40.5)	24,079	2.18		2.18		(0.68)	110
22.65	12.8	47,239	2.22		2.22		(0.99)	82
20.36	12.9	46,064	2.22		2.22		(0.59)	83
18.03	6.8	48,262	2.48		2.48		(1.32)	97
16.89	12.0	58,883	2.62		2.62		(1.48)	104

16.29	(39.9)	5,611	1.17		1.23		0.31	110
27.58	14.0	16,649	1.12		1.12		0.10	82
24.45	14.2	21,155	1.03		1.03		0.60	83
21.41	8.0	20,445	1.32		1.32		(0.16)	97
19.82	13.5	25,060	1.33		1.33		(0.27)	104

(f)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(g)	Includes a special dividend of $0.02 per share for which the source of the dividend has not been determined by the issuer.
(h)	Computed on an annualized basis for periods less than one year, if applicable.
(i)	Includes fee/expense recovery of 0.04%.
(j)	For the period October 31, 2008 (inception) through December 31, 2008.
(k)	Effective June 2, 2008, redemption fees were eliminated.

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

1.  Organization.  Natixis Funds Trust I, Natixis Funds Trust II, and Natixis Funds Trust III (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain equity funds of the Trusts; the financial statements for the other funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Hansberger International Fund (the “International Fund”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis U.S. Diversified Portfolio (the “U.S. Diversified Portfolio”)

Natixis Funds Trust II:

Delafield Select Fund (the “Delafield Select Fund”)

Harris Associates Large Cap Value Fund (the “Large Cap Value Fund”)

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Natixis Funds Trust III:

Harris Associates Focused Value Fund (the “Focused Value Fund”)

The Value Opportunity Fund commenced operations on October 31, 2008.

As of the close of business on September 26, 2008, the Delafield Select Fund acquired the assets and liabilities of the Reich & Tang Concentrated Portfolio L.P., a Delaware limited partnership (the “Predecessor Fund”). Prior to the reorganization, the Delafield Select Fund had no investment operations. See Note 11.

Each Fund offers Class A and Class C shares. Targeted Equity Fund, Delafield Select Fund, Small Cap Value Fund, Large Cap Value Fund, Value Opportunity Fund and U.S. Diversified Portfolio also offer Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ Prospectus.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Valuation.  Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and the subadvisers and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Markets are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and the subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. All forward foreign currency contracts are “marked-to-market” daily utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of December 31, 2008, approximately 79% of the market value of the investments for the International Fund was fair valued pursuant to procedures approved by the Board of Trustees.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d.  Forward Foreign Currency Contracts.  The International Fund and the U.S. Diversified Portfolio may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 2008, there were no open forward foreign currency contracts.

e.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

capital gains at least annually. Management has performed an analysis of the Funds’ tax positions taken on federal and state tax returns that remain subject to examination (tax years ended December 31, 2005 – 2008), where applicable and has concluded that no provisions for income tax are required. Fund management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as net operating losses, distribution redesignations, distributions from Real Estate Investment Trusts (“REITs”), 12b-1 fees, wash sales, distributions in excess of current earnings, return of capital distributions, foreign currency transactions and gains realized from passive foreign investment companies (“PFICs”). Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, securities lending collateral gain/loss adjustments, forward contracts marked-to-market, capital loss carryforwards, post-October capital loss deferrals, wash sales, distributions from REITs and gains realized from PFICs. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2008 and 2007 was as follows:

	2008 Distributions Paid From:			Total
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
Targeted Equity Fund	$36,994,172	$2,005,331	$—	$38,999,503
Delafield Select Fund	15,741	—	—	15,741
International Fund	1,855,140	4,458,011	659,640	6,972,791
Focused Value Fund	32,107	1,957,207	—	1,989,314
Large Cap Value Fund	1,440,359	—	—	1,440,359
Small Cap Value Fund	530	197,608	—	198,138
Value Opportunity Fund	2,669	—	—	2,669
U.S. Diversified Portfolio	—	9,399,370	—	9,399,370

	2007 Distributions Paid From:			Total
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
Targeted Equity Fund	$52,469,601	$30,072,608	$—	$82,542,209
International Fund	6,107,517	15,442,122	—	21,549,639
Focused Value Fund	2,372,807	22,419,133	—	24,791,940
Large Cap Value Fund	1,333,343	—	—	1,333,343
U.S. Diversified Portfolio	—	7,373,567	—	7,373,567

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributed to different book and tax treatment for short-term capital gains.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Targeted Equity Fund	Delafield Select Fund	International Fund	Focused Value Fund	Large Cap Value Fund	Small Cap Value Fund	Value Opportunity Fund	U.S. Diversified Portfolio
Undistributed ordinary income	$—	$3,781	$—	$—	$71,267	$24,636	$—	$—
Total undistributed earnings	—	3,781	—	—	71,267	24,636	—	—
Capital loss carryforward:
Expires December 31, 2009	—	—	—	—	(25,407,834)*	—	—	—
Expires December 31, 2010	—	—	—	—	(24,633,843)*	—	—	—
Expires December 31, 2011	—	—	—	—	(9,965,466)	—	—	—
Expires December 31, 2016	(81,851,673)	—	—	(14,515,570)	—	(622,356)	—	(11,926,149)

Total capital loss carryforward	(81,851,673)	—	—	(14,515,570)	(60,007,143)	(622,356)	—	(11,926,149)
Deferred net capital losses (post-October 2008)	(54,376,238)	—	(4,646,134)	(6,699,689)	(5,652,406)	(16,790,766)	(4,369)	(21,450,644)
Unrealized appreciation (depreciation)	(90,912,641)	(4,425,870)	(37,418,844)	(27,294,208)	(53,783,466)	(22,636,486)	(31,156)	(80,502,217)

Total accumulated earnings (losses)	(227,140,552)	(4,422,089)	(42,064,978)	(48,509,467)	(119,371,748)	(40,024,972)	(35,525)	(113,879,010)

Capital loss carryforward utilized in the current year	$—	$—	$—	$—	$2,828,127	$—	$—	$—

* Some of the losses expiring in 2009 and 2010 were obtained in the Fund’s merger with the Nvest Balanced Fund on June 7, 2003. The losses obtained in this merger are subject to limitations.

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of December 31, 2008, there were no securities on loan.

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j.  Other.  Harris Associates Focused Value Fund received a litigation payment as a result of its participation in a class action lawsuit brought against an issuer of one of the Fund’s holdings. These payments have been included in realized gains in the Statements of Operations.

k.  New Accounting Pronouncement.  In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 may have on the Funds’ financial statement disclosures.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

3.  Fair Value Measurements.  The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, effective January 1, 2008 or at the commencement of operations for the Delafield Select Fund and the Value Opportunity Fund. FAS 157 establishes a hierarchy for net asset value determination purposes in which various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

•	Level 2 – prices determined using other significant observable inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar investments, interest rates, credit risk, etc.);

•	Level 3 – prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an investment (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of investments and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2008:

Targeted Equity Fund

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$893,898,254
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$893,898,254

Delafield Select Fund

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$10,875,415
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$10,875,415

International Fund

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$16,046,160
Level 2 — Other Significant Observable Inputs	65,092,487
Level 3 — Significant Unobservable Inputs	—

Total	$81,138,647

Focused Value Fund

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$42,079,574
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$42,079,574

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

Large Cap Value Fund

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$105,485,834
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$105,485,834

Small Cap Value Fund

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$280,838,958
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$280,838,958

Value Opportunity Fund

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$1,005,992
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$1,005,992

U.S. Diversified Portfolio

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$298,981,583
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$298,981,583

4.  Purchases and Sales of Securities.  For the year ended December 31, 2008, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Targeted Equity Fund	$2,279,424,490	$1,853,454,632
Delafield Select Fund	18,030,277	3,335,523
International Fund	65,528,421	83,096,983
Focused Value Fund	43,064,043	90,435,683
Large Cap Value Fund	62,002,050	95,748,405
Small Cap Value Fund	399,222,051	233,196,430
Value Opportunity Fund	1,158,982	117,465
U.S. Diversified Portfolio	491,221,348	559,491,233

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to each Fund except the Targeted Equity Fund and the Delafield Select Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund and Reich & Tang Asset Management, LLC (“Reich & Tang”) is the investment adviser to the Delafield Select Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $1 billion	Over $2 billion
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.60%
Delafield Select Fund	0.80%	0.80%	0.80%	0.80%	0.80%
International Fund	0.80%	0.75%	0.75%	0.75%	0.75%
Focused Value Fund	0.80%	0.80%	0.80%	0.80%	0.80%
Large Cap Value Fund	0.70%	0.65%	0.60%	0.60%	0.60%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.80%
U.S. Diversified Portfolio	0.90%	0.90%	0.90%	0.80%	0.80%

Prior to July 1, 2008, the Focused Value Fund paid a management fee at an annual rate of 0.90%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

International Fund	Hansberger Global Investors, Inc. (“Hansberger”)
Focused Value Fund	Harris Associates L.P. (“Harris”)
Large Cap Value Fund	Harris
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson
U.S. Diversified Portfolio	Harris
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
BlackRock Investment Management LLC (“BlackRock”)

Payments to Natixis Advisors are reduced in the amount of payments to the subadvisers.

Natixis Advisors has given binding undertakings to certain of the Funds to reduce management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until April 30, 2009, except for the Delafield Select Fund and Value Opportunity Fund which are in effect until April 30, 2010, and will be reevaluated on an annual basis. For the year ended December 31, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Delafield Select Fund	1.40%	—	2.15%	1.15%
Focused Value Fund	1.70%	2.45%	2.45%	—
Large Cap Value Fund	1.30%	2.05%	2.05%	1.05%
Small Cap Value Fund	1.45%	2.20%	2.20%	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.15%

Effective July 1, 2008, Natixis Advisors has given a binding undertaking to the U.S. Diversified Portfolio to reduce management fees and/or reimburse certain expenses associated with this Fund to limit its operating expenses to 1.40%, 2.15%, 2.15% and 1.15% of the Fund’s average daily net assets for Class A, B, C, and Y shares, respectively. This undertaking is in effect until April 30, 2009 and will be reevaluated on an annual basis.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

For the year ended December 31, 2008, the management fees for each Fund were as follows:

Portfolio	Gross Management Fee	Reductions of Management Fee	Net Management Fee	Percentage of Average Daily Net Assets
				Gross	Net
Targeted Equity Fund	$6,187,294	$—	$6,187,294	0.69%	0.69%
Delafield Select Fund	22,625	22,625	—	0.80%	—
International Fund	1,113,495	—	1,113,495	0.80%	0.80%
Focused Value Fund	733,376	—	733,376	0.86%	0.86%
Large Cap Value Fund	1,174,563	—	1,174,563	0.70%	0.70%
Small Cap Value Fund	1,734,095	—	1,734,095	0.90%	0.90%
Value Opportunity Fund	1,241	1,241	—	0.80%	—
U.S. Diversified Portfolio	4,080,490	—	4,080,490	0.90%	0.90%

For the year ended December 31, 2008, expenses have been reimbursed as follows:

Fund	Reimbursement
Delafield Select Fund	$43,129
Small Cap Value Fund	102,201
Value Opportunity Fund	57,369
U.S. Diversified Portfolio	25,925

Natixis Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible recovery under the expense limitation agreements at December 31, 2008 were as follows:

	Expenses Subject to Possible Recovery until December 31, 2009
Fund	Class A	Class B	Class C	Class Y	Total
Delafield Select Fund	$4,243	$—	$15	$61,496	$65,754
Small Cap Value Fund	75,471	10,688	12,684	3,358	102,201
Value Opportunity Fund	512	—	1,047	57,051	58,610
U.S. Diversified Portfolio	14,460	3,319	1,563	6,583	25,925

Certain officers and directors of Natixis Advisors and its affiliates are also officers or Trustees of the Funds. Natixis Advisors, CGM, Hansberger, Harris, Loomis Sayles, Reich & Tang and Vaughan Nelson are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.500% of the next $15 billion, 0.0425% of the next $30 billion, 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts , Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to an annual fee of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors in their first twelve months of operations.

Effective October 1, 2007, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors gave a binding contractual undertaking to the Funds to waive the administrative fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2008.

Prior to July 1, 2008, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

0.0450% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $5 million, which was reevaluated on an annual basis. New funds were subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first twelve months of operations.

For the year ended December 31, 2008, amounts paid to Natixis Advisors for administrative fees were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Targeted Equity Fund	$454,836	$12,079	$442,757
Delafield Select Fund	26,301	—	26,301
International Fund	70,672	2,271	68,401
Focused Value Fund	43,229	1,464	41,765
Large Cap Value Fund	85,193	2,657	82,536
Small Cap Value Fund	97,323	2,149	95,174
Value Opportunity Fund	16,712	—	16,712
U.S. Diversified Portfolio	230,045	7,052	222,993

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B, if applicable, and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B, if applicable, and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B, if applicable, and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended December 31, 2008, the Funds paid the following service and distribution fees:

	Service Fee			Distribution Fee
Fund	Class A	Class B	Class C	Class B	Class C
Targeted Equity Fund	$1,990,225	$56,983	$120,329	$170,949	$360,988
Delafield Select Fund	443	—	2	—	4
International Fund	251,212	47,175	49,581	141,525	148,743
Focused Value Fund	67,623	72,227	72,711	216,679	218,131
Large Cap Value Fund	331,563	38,243	27,176	114,728	81,527
Small Cap Value Fund	316,076	44,515	53,846	133,544	161,537
Value Opportunity Fund	3	—	7	—	20
U.S. Diversified Portfolio	825,839	189,973	90,846	569,920	272,536

d.  Sub-Transfer Agent Fees and Expenses.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Class A	Class B	Class C	Class Y
Targeted Equity Fund	$239,981	$6,515	$16,616	$21,079
Delafield Select Fund	—	—	—	—
International Fund	34,736	6,449	6,868	—
Focused Value Fund	27,439	29,273	29,474	—
Large Cap Value Fund	38,246	4,404	3,138	4,304
Small Cap Value Fund	72,506	10,188	12,485	23,449
Value Opportunity Fund	—	—	—	—
U.S. Diversified Portfolio	85,803	19,423	9,441	24,623

e.  Commissions.  The Funds have been informed that commissions (including CDSCs) on Fund shares paid to Natixis Distributors by investors in shares of the Funds during the year ended December 31, 2008 were as follows:

Fund	Commission
Targeted Equity Fund	$1,463,142
Delafield Select Fund	30
International Fund	126,461
Focused Value Fund	83,294
Large Cap Value Fund	87,795
Small Cap Value Fund	140,753
Value Opportunity Fund	—
U.S. Diversified Portfolio	367,271

For the year ended December 31, 2008, brokerage commissions for portfolio transactions paid to affiliated broker/dealers by the U.S. Diversified Portfolio were $19,164.

f.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

For the year ended December 31, 2008, net depreciation in the value of participants’ deferral accounts has been reclassified as Miscellaneous expenses on the Statements of Operations, as follows:

Fund	Amount
Targeted Equity Fund	$264,030
Delafield Select Fund	15
International Fund	43,693
Focused Value Fund	36,596
Large Cap Value Fund	126,931
Small Cap Value Fund	44,942
Value Opportunity Fund	—
U.S. Diversified Portfolio	153,627

g.  Redemption Fees.  Effective June 2, 2008, the redemption fee imposed on Class A and Class Y shares of Targeted Equity Fund, International Fund, Focused Value Fund and Small Cap Value Fund was eliminated. Prior to June 2, 2008, shareholders of Class A and Class Y shares of the Funds were charged a 2% redemption fee if they redeemed, including redeeming by exchange, such shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee was deducted from the shareholder’s redemption or exchange proceeds and was paid to the Funds. The fees were accounted for as an addition to paid-in capital and are presented in the Statements of Changes in Net Assets.

6.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 12, 2008, each Fund together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

For the year ended December 31, 2008, the Funds had no borrowings under these agreements.

On February 6, 2009, the Trustees approved the renewal of the committed line of credit provided by State Street Bank. Effective March 12, 2009, interest will be charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, will be accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

7.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2008, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$350,673
International Fund	6,656
Large Cap Value Fund	64
Small Cap Value Fund	50,818
U.S. Diversified Portfolio	75,648

8.  Concentration of Risk.  Delafield Select Fund and Focused Value Fund (the “Funds”) are non-diversified funds. Compared with diversified mutual funds, the Funds may invest a greater percentage of their assets in a particular company. Therefore, the Funds’ returns could be significantly affected by the performance of any one of the small number of stocks in their portfolios.

9.  Shareholders.  At December 31, 2008, 3 shareholders individually owned more than 5% of the Delafield Select Fund’s total outstanding shares, representing, in aggregate, 32.57% of the Fund. At December 31, 2008, Natixis US owned shares equating to 94.56% of Value Opportunity Fund’s net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007

Targeted Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	55,490,745	$517,404,637	3,737,261	$45,862,629
Issued in connection with the reinvestment of distributions	2,910,640	31,249,485	5,862,904	72,878,709
Redeemed	(17,951,803)	(174,709,000)	(9,585,214)	(111,765,850)

Net change	40,449,582	$373,945,122	14,951	$6,975,488

Class B
Issued from the sale of shares	143,426	$1,418,763	262,400	$2,812,834
Issued in connection with the reinvestment of distributions	96,866	1,000,641	283,544	3,180,585
Redeemed	(955,848)	(9,400,428)	(2,184,278)	(22,947,868)

Net change	(715,556)	$(6,981,024)	(1,638,334)	$(16,954,449)

Class C
Issued from the sale of shares	8,205,733	$79,419,493	923,790	$10,699,501
Issued in connection with the reinvestment of distributions	111,128	1,084,172	88,327	1,012,586
Redeemed	(1,347,914)	(11,050,172)	(220,223)	(2,325,399)

Net change	6,968,947	$69,453,493	791,894	$9,386,688

Class Y
Issued from the sale of shares	5,749,964	$58,767,140	262,592	$3,465,372
Issued in connection with the reinvestment of distributions	112,867	1,154,835	113,125	1,444,931
Redeemed	(1,536,310)	(15,367,087)	(132,427)	(1,584,173)

Net change	4,326,521	$44,554,888	243,290	$3,326,130

Increase (decrease) from capital share transactions	51,029,494	$480,972,479	(588,199)	$2,733,857

	Year Ended December 31, 2008*
Delafield Select Fund	Shares	Amount
Class A
Issued from the sale of shares	283,031	$1,725,474
Issued in connection with the reinvestment of distributions	237	1,360
Redeemed	(1,209)	(5,681)

Net change	282,059	$1,721,153

Class C
Issued from the sale of shares	1,726	$10,166
Issued in connection with the reinvestment of distributions	2	10
Redeemed	(550)	(3,050)

Net change	1,178	$7,126

Class Y
Issued from the sale of shares	12,121	$100,000
Issued in connection with the acquisition of assets (Note 11)	1,755,310	15,341,407
Issued in connection with the reinvestment of distributions	2,495	14,371
Redeemed	(170,589)	(1,055,784)

Net change	1,599,337	$14,399,994

Increase (decrease) from capital share transactions	1,882,574	$16,128,273

* From commencement of operations on September 29, 2008 through December 31, 2008 for Class A and Class C, and from September 26, 2008 through December 31, 2008 for Class Y.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

10.  Capital Shares (continued).

	Year Ended December 31, 2008		Year Ended December 31, 2007

International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	981,700	$18,940,104	870,349	$20,307,759
Issued in connection with the reinvestment of distributions	345,275	4,818,828	615,505	13,642,851
Redeemed	(1,586,221)	(27,268,780)	(949,003)	(22,012,908)

Net change	(259,246)	$(3,509,848)	536,851	$11,937,702

Class B
Issued from the sale of shares	52,461	$886,564	194,192	$4,062,447
Issued in connection with the reinvestment of distributions	59,291	820,177	172,664	3,443,715
Redeemed	(653,714)	(10,658,356)	(561,815)	(11,811,328)

Net change	(541,962)	$(8,951,615)	(194,959)	$(4,305,166)

Class C
Issued from the sale of shares	152,539	$2,358,934	233,746	$4,957,792
Issued in connection with the reinvestment of distributions	56,042	742,520	121,350	2,409,103
Redeemed	(406,749)	(5,808,222)	(229,985)	(4,843,805)

Net change	(198,168)	$(2,706,768)	125,111	$2,523,090

Increase (decrease) from capital share transactions	(999,376)	$(15,168,231)	467,003	$10,155,626

	Year Ended December 31, 2008		Year Ended December 31, 2007
Focused Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	490,657	$3,656,503	631,847	$6,966,043
Issued in connection with the reinvestment of distributions	56,222	437,408	532,542	5,008,910
Redeemed	(2,078,154)	(14,833,325)	(2,070,078)	(23,875,285)

Net change	(1,531,275)	$(10,739,414)	(905,689)	$(11,900,332)

Class B
Issued from the sale of shares	38,936	$287,135	310,935	$2,940,601
Issued in connection with the reinvestment of distributions	72,803	522,563	729,290	6,359,477
Redeemed	(2,481,998)	(16,929,698)	(2,645,145)	(28,682,591)

Net change	(2,370,259)	$(16,120,000)	(1,604,920)	$(19,382,513)

Class C
Issued from the sale of shares	149,777	$994,686	625,545	$6,004,671
Issued in connection with the reinvestment of distributions	58,247	417,631	612,914	5,347,383
Redeemed	(2,840,611)	(19,402,581)	(3,352,102)	(35,857,138)

Net change	(2,632,587)	$(17,990,264)	(2,113,643)	$(24,505,084)

Increase (decrease) from capital share transactions	(6,534,121)	$(44,849,678)	(4,624,252)	$(55,787,929)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

10.  Capital Shares (continued).

	Year Ended December 31, 2008		Year Ended December 31, 2007

Large Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	582,760	$7,394,713	1,098,477	$17,352,523
Issued in connection with the reinvestment of distributions	123,874	1,080,365	55,168	870,874
Redeemed	(2,448,049)	(30,614,764)	(2,264,640)	(35,926,938)

Net change	(1,741,415)	$(22,139,686)	(1,110,995)	$(17,703,541)

Class B
Issued from the sale of shares	25,208	$284,969	133,358	$1,953,515
Issued in connection with the reinvestment of distributions	1,311	11,144	6,268	95,395
Redeemed	(750,483)	(8,800,532)	(1,392,098)	(20,396,796)

Net change	(723,964)	$(8,504,419)	(1,252,472)	$(18,347,886)

Class C
Issued from the sale of shares	86,750	$959,743	131,012	$1,888,111
Issued in connection with the reinvestment of distributions	1,102	9,068	1,501	22,821
Redeemed	(452,490)	(5,130,494)	(261,095)	(3,822,123)

Net change	(364,638)	$(4,161,683)	(128,582)	$(1,911,191)

Class Y
Issued from the sale of shares	42,540	$536,117	52,630	$864,679
Issued in connection with the reinvestment of distributions	13,093	117,751	7,191	115,598
Redeemed	(175,485)	(2,254,102)	(172,407)	(2,824,845)

Net change	(119,852)	$(1,600,234)	(112,586)	$(1,844,568)

Increase (decrease) from capital share transactions	(2,949,869)	$(36,406,022)	(2,604,635)	$(39,807,186)

	Year Ended December 31, 2008		Year Ended December 31, 2007
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	7,762,440	$149,885,313	1,451,447	$31,978,338
Issued in connection with the reinvestment of distributions	5,945	120,326	—	—
Redeemed	(2,595,028)	(48,898,219)	(841,796)	(18,480,247)

Net change	5,173,357	$101,107,420	609,651	$13,498,091

Class B
Issued from the sale of shares	38,931	$709,105	99,421	$1,989,981
Issued in connection with the reinvestment of distributions	1,463	26,922	—	—
Redeemed	(536,777)	(9,931,890)	(554,258)	(11,098,446)

Net change	(496,383)	$(9,195,863)	(454,837)	$(9,108,465)

Class C
Issued from the sale of shares	620,823	$11,187,345	332,854	$6,647,049
Issued in connection with the reinvestment of distributions	1,187	21,844	—	—
Redeemed	(314,966)	(5,628,923)	(200,639)	(4,038,911)

Net change	307,044	$5,580,266	132,215	$2,608,138

Class Y
Issued from the sale of shares	5,267,072	$105,221,767	35,602	$788,793
Issued in connection with the reinvestment of distributions	257	5,216	—	—
Redeemed	(1,244,655)	(25,179,827)	(109)	(2,640)

Net change	4,022,674	$80,047,156	35,493	$786,153

Increase (decrease) from capital share transactions	9,006,692	$177,538,979	322,522	$7,783,917

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

10.  Capital Shares (continued).

	Year Ended December 31, 2008**

Value Opportunity Fund	Shares	Amount
Class A
Issued from the sale of shares	1,707	$15,232
Issued in connection with the reinvestment of distributions	4	41
Redeemed	—	—

Net change	1,711	$15,273

Class C
Issued from the sale of shares	4,255	$37,836
Issued in connection with the reinvestment of distributions	9	83
Redeemed	—	—

Net change	4,264	$37,919

Class Y
Issued from the sale of shares	99,800	$998,001
Issued in connection with the reinvestment of distributions	275	2,545
Redeemed	—	—

Net change	100,075	$1,000,546

Increase (decrease) from capital share transactions	106,050	$1,053,738

	Year Ended December 31, 2008		Year Ended December 31, 2007
U.S. Diversified Portfolio	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,828,584	$39,280,183	1,493,221	$37,264,200
Issued in connection with the reinvestment of distributions	280,392	6,293,312	181,096	4,715,740
Redeemed	(2,839,898)	(57,914,421)	(3,017,079)	(75,527,212)

Net change	(730,922)	$(12,340,926)	(1,342,762)	$(33,547,272)

Class B
Issued from the sale of shares	84,290	$1,619,357	339,734	$7,394,658
Issued in connection with the reinvestment of distributions	90,527	1,776,753	68,470	1,566,593
Redeemed	(2,335,059)	(44,358,057)	(2,418,196)	(53,258,701)

Net change	(2,160,242)	$(40,961,947)	(2,009,992)	$(44,297,450)

Class C
Issued from the sale of shares	138,686	$2,389,673	134,395	$2,984,422
Issued in connection with the reinvestment of distributions	34,838	684,060	23,359	534,930
Redeemed	(433,915)	(7,693,846)	(335,383)	(7,349,240)

Net change	(260,391)	$(4,620,113)	(177,629)	$(3,829,888)

Class Y
Issued from the sale of shares	174,882	$4,424,739	123,956	$3,273,376
Issued in connection with the reinvestment of distributions	8,514	204,991	7,783	216,982
Redeemed	(442,660)	(10,457,238)	(393,194)	(10,570,451)

Net change	(259,264)	$(5,827,508)	(261,455)	$(7,080,093)

Increase (decrease) from capital share transactions	(3,410,819)	$(63,750,494)	(3,791,838)	$(88,754,703)

** From commencement of operations on October 31, 2008 through December 31, 2008.

11.   Acquisition of Assets.   After the close of business on September 26, 2008, the Delafield Select Fund acquired the assets and liabilities of the Predecessor Fund. The acquisition was accomplished by a tax-free exchange of 1,755,310 Class Y shares of Delafield Select Fund for Predecessor Fund net assets of $15,341,407, including $880,249 of unrealized appreciation. Prior to the reorganization, the Delafield Select Fund had no investment operations.

12.   Subsequent Event.  On February 6, 2009, the Board of Trustees approved the liquidation and termination of the Focused Value Fund. It is expected that the sale of the Fund’s assets and the corresponding liquidating distributions to the common shareholders will be completed within 60 days of the date of approval.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Natixis Funds Trust I, Natixis Funds Trust II, and Natixis Funds Trust III and Shareholders of CGM Advisor Targeted Equity Fund, Hansberger International Fund, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value Fund, Delafield Select Fund, Harris Associates Large Cap Value Fund, Vaughan Nelson Value Opportunity Fund and Harris Associates Focused Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CGM Advisor Targeted Equity Fund, Hansberger International Fund, Natixis U.S. Diversified Portfolio and Vaughan Nelson Small Cap Value Fund, each a series of Natixis Funds Trust I; the Delafield Select Fund, Harris Associates Large Cap Value Fund and the Vaughan Nelson Value Opportunity Fund, each a series of Natixis Funds Trust II; and the Harris Associates Focused Value Fund, a series of Natixis Funds Trust III (collectively, the “Funds”), at December 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 12 of the financial statements, on February 6, 2009, the Board of Trustees approved the liquidation and termination of the Focused Value Fund.

PricewaterhouseCoopers LLP

Boston, MA

February 24, 2009

2008 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2008, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Targeted Equity Fund	24.56%
Delafield Select Fund	100.00%
Focused Value Fund	45.80%
Large Cap Value Fund	100.00%
Value Opportunity Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2008.

Fund	Amount
Targeted Equity Fund	$2,005,331
International Fund	4,458,011
Focused Value Fund	1,957,207
Small Cap Value Fund	197,608
U.S. Diversified Portfolio	9,399,370

Qualified Dividend Income.   A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2008 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individuals’ tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
Targeted Equity Fund	32.74%
Delafield Select Fund	100%
International Fund	100%
Large Cap Value Fund	100%
Focused Value Fund	100%
Value Opportunity Fund	100%

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust III (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts’ Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 1984 for Natixis Funds Trust I (including its predecessors); since 1995 for Natixis Funds Trust II and Natixis Funds Trust III Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	40 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2005 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust III Contract Review and Governance Committee Member	President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	40 None

Edward A. Benjamin (1938)	Trustee Since 2003 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust III Chairman of the Contract Review and Governance Committee	Retired	40 None

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust III Chairman of the Audit Committee	President and Chief Executive Officer, Cain Brothers & Company, Incorporated (investment banking)	40 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker**** (1945)	Trustee Since 2008 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust III Contract Review and Governance Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	40 None

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES continued

Jonathan P. Mason (1958)	Trustee Since 2007 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust III Audit Committee Member	Chief Financial Officer, Fonterra Co-operative Ltd. (Dairy Company); formerly Chief Financial Officer, Cabot Corp. (specialty chemicals); formerly, Vice President and Treasurer, International Paper Company; formerly, Chief Financial Officer, Carter Holt Harvey (forest products)	40 None

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Since 1982 Natixis Funds Trust I (including its predecessors); since 1993 for Natixis Funds Trust II; since 1995 for Natixis Funds Trust III

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	40 Director, Verizon Communications; Director, Rohm and Haas Company (specialty chemicals); Director, AES Corporation (international power company)

Cynthia L. Walker (1956)	Trustee Since 2005 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust III Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance & Chief Financial Officer, Harvard Medical School	40 None

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust III	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P. President and Chief Executive Officer of Loomis Sayles Funds I since 2002; and Chief Executive Officer of Loomis Sayles Funds II since 2002	40 None

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INTERESTED TRUSTEES continued

John T. Hailer[2] (1960)	Trustee Since 2000 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust III	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	40 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

***	The Trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).

****	Mr. Drucker was appointed as trustee effective July 1, 2008.

[1]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[2]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST continued

David Giunta (1965)	President and Chief Executive Officer of Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust III	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; and formerly, Senior Counsel, Columbia Management Group

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; and formerly, Senior Director, PFPC Inc.

Robert Krantz (1964)	Executive Vice President	Since September 2007	Executive Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

ANNUAL REPORT

December 31, 2008

Natixis Income Diversified Portfolio

Active Dividend Equity Discipline

AEW Diversified REIT Discipline

Loomis Sayles Inflation Protected Securities Discipline

Loomis Sayles Multi-Sector Bond Discipline

Management Discussion and Performance page 1

Portfolio of Investments page 6

Financial Statements page 14

NATIXIS INCOME DIVERSIFIED PORTFOLIO

PORTFOLIO PROFILE

Objective:

Seeks current income with a secondary objective of capital appreciation

Strategy:

Focuses on fixed-income and equity securities through a diversified portfolio of complementary income-producing investment disciplines from specialized money managers

Inception Date:

November 17, 2005

Subadvisors:

AEW Capital Management, L.P.

Loomis, Sayles & Company, L.P.

Symbols:

Class A	IIDPX
Class C	CIDPX

What You Should Know:

One segment of this portfolio holds dividend-paying equity securities that can fall out of favor and underperform growth stocks during certain market conditions. One segment invests in real estate investment trusts (REITs), which are subject to default and prepayment risks, fluctuating property values and changes in interest rates. Two segments invest in different types of fixed-income securities that decline in value as interest rates rise. The U.S. government guarantees the timely payment of principal and interest on some of these securities, but the value of portfolio shares is not guaranteed and will fluctuate. Lower-rated, high-yield securities are considered riskier than higher-quality securities because there is a greater risk of default. Foreign securities are subject to currency fluctuations, differing political and economic conditions and different accounting standards.

Management Discussion

Most fixed-income securities struggled during 2008, as fallout from the subprime mortgage crisis led to a series of events that triggered a loss of confidence in virtually all types of investments, with the exception of short-term Treasuries. At a time when the U.S. financial system experienced a crisis, market participants abandoned investments that had even the slightest amount of risk and fled to Treasuries. As the fixed-income markets sold off, prices declined substantially and yields soared on everything except short-term Treasuries, which were influenced by the Federal Reserve Board’s rate cuts.

Natixis Income Diversified Portfolio’s four segments are: Active Dividend Equity Discipline, an indexed portfolio of dividend-paying common stocks based on the Dow Jones Select Dividend Index, tracked by Active Investment Advisors (AIA), a division of Natixis Asset Management Advisors; AEW Diversified REIT Discipline, composed of Real Estate Investment Trusts (REITs) managed by AEW Capital Management, L.P., a specialist in this income-producing equity field; Loomis Sayles Inflation Protected Securities Discipline, a portfolio of Treasury Inflation-Protected Securities (TIPS) managed by Loomis Sayles & Company, L.P. and Loomis Sayles Multi-Sector Bond Discipline, a diversified portfolio of domestic and foreign bonds also managed by Loomis Sayles.

For the fiscal year ended December 31, 2008, the combined return of the fund’s four segments was -25.26% based on the net asset value of Class A shares, including $0.49 in dividends and $0.10 in capital gains reinvested during the period. For the same period, the fund’s primary benchmark Barclays Capital Aggregate Bond Index (formerly Lehman Aggregate Bond Index) returned 5.24% and the return on its secondary benchmark was -14.17%. The fund’s secondary benchmark is an unmanaged, blended index composed of the following weights: 40% Barclays Capital Aggregate Bond Index; 25% Morgan Stanley Capital International U.S. REIT Index; 20% Dow Jones Select Dividend Index; and 15% Barclays Capital U.S. TIPS Index. The average return of the fund’s Morningstar peer group, the Conservative Allocation category, was -18.61% for the period.

ACTIVE DIVIDEND EQUITY REFLECTED CHANGES IN THE BENCHMARK

This segment is designed to fully replicate its benchmark, the Dow Jones Select Dividend Index, holding substantially all of the securities in the Index in the same proportions. The benchmark is composed of equity securities that have paid a relatively high dividend yield consistently over time. It includes 100 of the highest dividend-paying securities (other than REITs) in the Dow Jones Total Market Index – a broad-based Index that represents the total market for U.S. equity securities. At the beginning of the year, financials made up 49% of the segment, with 17% in utilities and 7% in industrials. By the end of the year, financials made up 38% of the portfolio, followed by 20% in utilities and 14% in industrials. Some of this shift reflected the poor performance of many financial companies, but some of it resulted from changes in the underlying Index, which removed a number of financial companies that had decreased or eliminated their dividends. There were 30 additions and 30 deletions from the Index in 2008. Most of the deletions occurred because of a failure to meet Index requirements regarding dividends. Replacements in the Index included financial and industrial companies. Other additions and deletions occurred during the annual rebalance of the Index in December.

AEW DIVERSIFIED REIT SEGMENT REFLECTED PROBLEMS IN THE PROPERTY SECTOR

In 2008, the U.S. REIT market posted its worst performance ever. REIT pricing was marked by significant bouts of volatility and came under pressure from several factors, including concerns about the slowing economy, the virtual standstill in the credit markets, and the potential impact that these conditions might have on real estate fundamentals and property values in the future. The market reacted harshly to stocks with substantial debt and/or with significant development exposure. Within this segment, the strongest contributor to performance was its

1

NATIXIS INCOME DIVERSIFIED PORTFOLIO

Management Discussion

relatively large position in REIT Public Storage. The segment’s relatively small weighting in the poor-performing industrial REIT ProLogis and regional mall company General Growth Properties (GGP) was also positive for its return. GGP was sold, but ProLogis remains in the segment. Top individual detractors to performance included overweight positions in shopping center REIT Developers Diversified Realty, regional mall REIT The Macerich Company, and office company Brookfield Properties Corp. In general, AEW believes that real estate securities will continue to be volatile in 2009, as the sector comes to terms with heightened uncertainty in the economy and financial markets, distress in the housing and credit markets and weakening property fundamentals. Against this backdrop, AEW plans to maintain its focus on companies with high-quality assets, solid management teams and stable balance sheets. The segment will make incremental changes as values and catalysts warrant.

LOOMIS SAYLES TIPS SEGMENT FACED A TROUBLED ENVIRONMENT

While there were mixed signals regarding the health of the economy during most of 2008, as the year drew to a close all signs pointed to a substantial downturn. From December 31, 2007 through December 31, 2008, the real yield of 10-year TIPS rose to 2.14% from 1.73%; the real yield on 5-year TIPS increased to 1.79% from 1.34%. Both the real and nominal yield curves steepened as the Federal Reserve cut interest rates from 4.25% at the beginning of the period to a target range of 0% to 0.25% by the end of 2008. These yield shifts do not reflect the extraordinary volatility that took place in the fixed-income markets over the period. For example, the yield on 10-year TIPS reached a low of 0.91% on March 10, 2008. While there was some hope that the economy would avoid recession early in the year, such expectations evaporated during the third quarter of 2008, as unprecedented write-downs, de-leveraging and liquidity erosion brought the financial sector to its knees. These extraordinary events culminated in a highly controversial government bailout for the financial industry. In this environment, investors abandoned risky assets, and a flight to quality occurred that was characterized by increased demand for U.S. Treasury securities. The rest of the fixed-income market, including TIPS, sold off, underperforming U.S. Treasuries. As a result, there were few winners in the fixed-income markets in 2008. The segment’s long duration relative to the Barclays Capital U.S. TIPS Index was a plus for most of the period, but its 94% allocation to TIPS detracted from results. TIPS underperformed as inflation fears were replaced by concerns about deflation in the price of oil and other commodities.

LOOMIS SAYLES MULTI-SECTOR HURT BY INVESTORS’ RISK AVOIDANCE

This segment underperformed its benchmark during the period, as global fixed-income markets were stressed by the massive credit crunch, pervasive risk aversion, consumer and business retrenchment and de-leveraging. A crisis of confidence engulfed the financial markets when some of the best-known financial institutions went bankrupt, were forced to merge with more solvent counterparts, were bailed out by the government, or went into conservatorship, as was the case with Fannie Mae and Freddie Mac. These events negatively impacted all but the least risky assets and had a severe impact on the segment’s performance.

In October and November, the global economy deteriorated markedly. Tighter credit caused slower growth and slower growth caused tighter credit. The combined mechanisms of limited lending, the housing and banking crises, and job losses led to decreases in consumer spending, and exports ground to a halt. Anything less than guaranteed debt suffered, and prices of high-yield corporate securities moved broadly lower as demand dried up. For the year as a whole, lower-quality securities underperformed higher-quality issues and the cyclical sectors reflected weak consumer demand and the faltering financial markets.

However, by December there were signs of stabilization and the fund recouped some of its losses. Financial sector corporate bonds, including certain high-yield finance companies, responded positively to the government’s expanded bailout programs, and some of the segment’s most beaten-down investments rebounded. Yen-denominated assets were helpful. As the threat of a worldwide recession loomed, investors turned to the U.S. dollar and the Japanese yen as most other major currencies declined. However, in spite of good market performance in December, 2008’s cumulative losses wiped out past gains in the high-yield market.

2

NATIXIS INCOME DIVERSIFIED PORTFOLIO

Investment Results through December 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A shares5

Average Annual Total Returns — December 31, 20085

	1 YEAR	SINCE INCEPTION
Class A (Inception 11/17/05)
Net Asset Value[1]	-25.26%	-5.45%
With Maximum Sales Charge[2]	-28.60	-6.83

Class C (Inception 11/17/05)
Net Asset Value[1]	-25.78	-6.14
With CDSC[3]	-26.49	-6.14

COMPARATIVE PERFORMANCE	1 YEAR	SINCE FUND INCEPTION[4]
Barclays Capital Aggregate Bond Index	5.24%	5.68%
Blended Index	-14.17	-0.79
Morningstar Conservative Allocation Fund Avg.	-18.61	-2.20

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. For performance current to the most recent month-end, visit www.funds.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	12/31/08	12/31/07
Bonds and Notes	63.6	58.6
Common Stocks	34.5	40.3
Preferred Stocks	0.2	0.4
Short-Term Investments and Other	1.7	0.7

	% of Net Assets as of
LARGEST HOLDINGS	12/31/08	12/31/07
Equities
Simon Property Group, Inc.	1.6	1.9
Equity Residential	1.3	1.1
Public Storage, Inc.	1.2	1.0
Boston Properties, Inc.	1.0	1.3
Regency Centers Corp.	0.9	0.7
Fixed-Income
U.S. Treasury Bond, 3.375%, 4/15/2032	3.4	3.3
Comcast Corp., 5.650%, 6/15/2035	2.0	1.0
U.S. Treasury Note, 2.000%, 7/15/2014	1.4	1.0
U.S. Treasury Note, 2.000%, 1/15/2014	1.4	1.1
SLM Corp., EMTN, 1.530%, 9/15/2011	1.4	0.7

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	12/31/08	12/31/07
Treasuries	17.9	16.8
Wirelines	4.8	3.2
Commercial Banks	3.9	6.4
Sovereigns	3.4	3.4
Banking	3.2	2.5

Portfolio holdings and asset allocations will vary.

FUND EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.10%	1.10%
C	1.85	1.85

NOTES TO CHARTS

See page 4 for a description of the indexes.

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 4.50%.
[3]	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
[4]	The since-inception comparative performance figures shown for Class A and C shares were calculated from 12/1/05.
[5]	Fund performance has been increased by expense reductions and reimbursements, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/09.

3

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS:

Blended Index is an unmanaged, blended index comprised of the following weights: 40% Barclays Capital Aggregate Bond Index, 25% Morgan Stanley Capital International U.S. REIT Index, 20% Dow Jones Select Dividend Index, and 15% Barclays Capital U.S. TIPS Index. The four indices comprising the Blended Index measure, respectively, the performance of investment grade fixed income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. The weightings of the indices that comprise the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above.

Barclays Capital Aggregate Bond Index is an unmanaged index of domestic debt issued by the U.S. Government, its agencies, and U.S. corporations. Effective 11/3/08 the Lehman Aggregate Bond Index was rebranded to the Barclays Capital Aggregate Bond Index. There has been no change in the calculation or definition of the index data.

Morningstar Conservative Allocation Fund Average is the average performance without sales charges of funds with similar current investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 1-800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

4

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and certain exchange fees, and ongoing costs, including management fees, sales and distribution fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exceptions may apply. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2008 through December 31, 2008. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges or exchange fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

NATIXIS INCOME DIVERSIFIED PORTFOLIO	BEGINNING ACCOUNT VALUE 7/1/08	ENDING ACCOUNT VALUE 12/31/08	EXPENSES PAID DURING PERIOD* 7/1/08 – 12/31/08
CLASS A
Actual	$1,000.00	$789.00	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.69
CLASS C
Actual	$1,000.00	$786.50	$8.40
Hypothetical (5% return before expenses)	$1,000.00	$1,015.74	$9.48

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.12% and 1.87% for Class A and Class C, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

5

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS

Investments as of December 31, 2008

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 63.6% of Net Assets
	ABS Car Loan — 0.1%
$100,000	ARG Funding Corp., Series 2005-2A, Class A5, 144A, 1.613%, 5/20/2011(b)	$84,220

	ABS Credit Card — 0.1%
100,000	American Express Credit Account Master Trust, Series 2006-2, Class C, 144A, 5.650%, 1/15/2014	68,000

	Aerospace & Defense — 0.3%
115,000	Bombardier, Inc., 7.350%, 12/22/2026 (CAD)	69,866
200,000	Embraer Overseas Ltd., 6.375%, 1/24/2017	143,000

		212,866

	Airlines — 1.0%
1,547	Continental Airlines, Inc., Series 1999-1, Class C, 6.954%, 2/02/2011	1,362
1,003,789	United Air Lines, Inc., Series 2007-1, Class A, 6.636%, 1/02/2024	587,216

		588,578

	Automotive — 1.6%
115,000	Cummins, Inc., 7.125%, 3/01/2028	89,426
30,000	Ford Motor Co., 6.375%, 2/01/2029	6,600
15,000	Ford Motor Co., 6.500%, 8/01/2018	3,600
1,805,000	Ford Motor Co., 6.625%, 10/01/2028	397,100
725,000	Ford Motor Co., 7.450%, 7/16/2031	203,000
40,000	Goodyear Tire & Rubber Co., 7.000%, 3/15/2028	20,000
480,000	Harley-Davidson Funding Corp., 144A, 6.800%, 6/15/2018	259,021

		978,747

	Banking — 3.2%
325,000	Bank of America Corp., 5.420%, 3/15/2017	288,884
275,000	Bank of America Corp., 5.750%, 12/01/2017	274,571
300,000,000	Barclays Financial LLC, 144A, 4.470%, 12/04/2011 (KRW)	240,919
110,000,000	Barclays Financial LLC, EMTN, 144A, 4.060%, 9/16/2010 (KRW)	89,176
123,800,000	Barclays Financial LLC, EMTN, 144A, 5.790%, 3/23/2009 (KRW)(b)	98,800
75,000	Citigroup, Inc., 5.000%, 9/15/2014	65,969
145,000	Citigroup, Inc., 5.500%, 2/15/2017	131,921
65,000	Goldman Sachs Group, Inc. (The), 5.625%, 1/15/2017	55,840
437,254	HSBC Bank USA, 144A, Zero Coupon, 11/28/2011	272,803
120,000	Morgan Stanley, Series F, MTN, 5.550%, 4/27/2017	99,094

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$49,000	Wachovia Bank NA, 5.500%, 8/01/2035	$38,807
275,000	Wachovia Corp., 6.600%, 1/15/2038	298,349

		1,955,133

	Brokerage — 1.5%
3,339,258,780	JPMorgan Chase & Co., 144A, Zero Coupon, 4/12/2012 (IDR)	140,555
160,000	Lehman Brothers Holdings, Inc., 5.750%, 1/03/2017(c)	16
255,000	Lehman Brothers Holdings, Inc., 6.875%, 7/17/2037(c)	25
175,000	Lehman Brothers Holdings, Inc., MTN, (fixed rate to 5/03/2027, variable rate thereafter), 6.000%, 5/03/2032(c)	18
200,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	179,785
485,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	507,323
115,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	115,215

		942,937

	Building Materials — 0.8%
170,000	Masco Corp., 5.850%, 3/15/2017	109,964
85,000	Owens Corning, Inc., 6.500%, 12/01/2016	61,558
525,000	USG Corp., 6.300%, 11/15/2016	321,562

		493,084

	Chemicals — 0.2%
45,000	Borden, Inc., 7.875%, 2/15/2023	5,400
10,000	Borden, Inc., 8.375%, 4/15/2016	1,000
25,000	Borden, Inc., 9.200%, 3/15/2021	3,750
200,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029(d)	106,000
55,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	36,094

		152,244

	Commercial MBS — 0.5%
265,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040(b)	175,279
40,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.747%, 2/12/2049(b)	29,389
115,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.866%, 9/15/2045(b)	81,373

		286,041

	Construction Machinery — 0.4%
380,000	Joy Global, Inc., 6.625%, 11/15/2036	268,627

See accompanying notes to financial statements.

6

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Principal Amount (‡)	Description	Value (†)

	Consumer Cyclical Services — 0.7%
$245,000	Kar Holdings, Inc., 10.000%, 5/01/2015	$80,850
435,000	Western Union Co., 6.200%, 11/17/2036	337,066

		417,916

	Consumer Products — 0.3%
180,000	AmerenEnergy Generating Co., Series H, 7.000%, 4/15/2018	165,581
20,000	Hasbro, Inc., Senior Debenture, 6.600%, 7/15/2028	18,751

		184,332

	Electric — 0.1%
20,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	8,600
135,000	TXU Corp., Series Q, 6.500%, 11/15/2024	47,761

		56,361

	Entertainment — 1.8%
800,000	Time Warner, Inc., 6.500%, 11/15/2036	725,269
425,000	Time Warner, Inc., 6.625%, 5/15/2029	376,887
35,000	Time Warner, Inc., 6.950%, 1/15/2028	32,279

		1,134,435

	Food — 0.0%
30,000	Sara Lee Corp., 6.125%, 11/01/2032	24,650

	Government Owned — No Guarantee — 0.3%
320,000	DP World Ltd., 144A, 6.850%, 7/02/2037	164,822

	Healthcare — 2.2%
265,000	HCA, Inc., 6.375%, 1/15/2015	161,650
610,000	HCA, Inc., 6.500%, 2/15/2016	375,150
25,000	HCA, Inc., 7.050%, 12/01/2027	10,570
5,000	HCA, Inc., 7.500%, 12/15/2023	2,348
460,000	HCA, Inc., 7.500%, 11/06/2033	213,900
310,000	HCA, Inc., 7.690%, 6/15/2025	136,400
20,000	HCA, Inc., 8.360%, 4/15/2024	9,200
135,000	HCA, Inc., MTN, 7.580%, 9/15/2025	62,362
30,000	HCA, Inc., MTN, 7.750%, 7/15/2036	13,302
345,000	Owens & Minor, Inc., 6.350%, 4/15/2016(d)	290,723
110,000	UnitedHealth Group, Inc., 6.500%, 6/15/2037	92,329

		1,367,934

Principal Amount (‡)	Description	Value (†)

	Home Construction — 1.5%
$175,000	Centex Corp., 5.250%, 6/15/2015	$108,500
50,000	D.R. Horton, Inc., 5.250%, 2/15/2015	31,500
25,000	D.R. Horton, Inc., 5.625%, 9/15/2014	17,250
30,000	D.R. Horton, Inc., Guaranteed Note, 5.625%, 1/15/2016	19,200
20,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	5,000
275,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.250%, 1/15/2016	63,250
25,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.375%, 12/15/2014	6,750
100,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.500%, 1/15/2014	27,000
175,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	105,000
125,000	KB Home, Guaranteed Note, 6.250%, 6/15/2015	76,250
105,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	61,425
140,000	Lennar Corp., Series B, Guaranteed Note, 5.600%, 5/31/2015	85,400
10,000	Pulte Homes, Inc., 5.200%, 2/15/2015	6,800
80,000	Pulte Homes, Inc., 6.000%, 2/15/2035	40,800
470,000	Pulte Homes, Inc., 6.375%, 5/15/2033	249,100
25,000	Toll Brothers Financial Corp., 5.150%, 5/15/2015	17,961

		921,186

	Independent Energy — 0.6%
410,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	258,001
50,000	Talisman Energy, Inc., 5.850%, 2/01/2037	34,779
120,000	Talisman Energy, Inc., 6.250%, 2/01/2038	87,131

		379,911

	Insurance — 0.7%
15,000	OneBeacon US Holdings, Inc., 5.875%, 5/15/2013	10,917
505,000	White Mountains RE Group, 144A, 6.375%, 3/20/2017	417,614

		428,531

	Lodging — 0.0%
35,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	15,750

	Media Cable — 2.1%
1,370,000	Comcast Corp., 5.650%, 6/15/2035	1,217,972
65,000	Comcast Corp., 6.450%, 3/15/2037	64,683

		1,282,655

See accompanying notes to financial statements.

7

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Principal Amount (‡)	Description	Value (†)

	Media Non-Cable — 0.8%
$80,000	Intelsat Corp., 6.875%, 1/15/2028	$45,200
520,000	News America, Inc., 6.200%, 12/15/2034	474,524
105,000	Tribune Co., MTN, 5.250%, 8/15/2015(c)	4,725

		524,449

	Mining — 0.4%
310,000	Newmont Mining Corp., 5.875%, 4/01/2035	217,639

	Mortgage Related — 0.7%
375,000	Federal National Mortgage Association, 4.625%, 10/15/2013	412,779

	Municipal — 0.0%
50,000	Michigan Tobacco Settlement Finance Authority, Taxable Turbo Series A, 7.309%, 6/01/2034(d)	29,013

	Non-Captive Consumer — 2.9%
555,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	240,189
20,000	Capital One Bank, 5.125%, 2/15/2014	18,504
65,000	Ford Motor Credit Co. LLC, 5.700%, 1/15/2010	55,239
230,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	149,814
110,000,000	SLM Corp., EMTN, 1.530%, 9/15/2011 (JPY)	887,438
85,000	SLM Corp., MTN, 5.050%, 11/14/2014	56,568
70,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	50,085
90,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	57,097
25,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	16,501
10,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	6,749
87,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	52,778
165,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010 (NZD)	84,697
125,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	98,828

		1,774,487

	Non-Captive Diversified — 2.7%
25,000	CIT Group, Inc., 4.750%, 12/15/2010	22,007
2,000	CIT Group, Inc., 5.400%, 2/13/2012	1,614
7,000	CIT Group, Inc., 5.400%, 1/30/2016	4,874
10,000	CIT Group, Inc., 5.800%, 10/01/2036	6,604
2,000	CIT Group, Inc., 5.850%, 9/15/2016	1,408
43,000	CIT Group, Inc., 12.000%, 12/18/2018	33,110

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$4,000	CIT Group, Inc., GMTN, 5.000%, 2/13/2014	$2,907
7,000	CIT Group, Inc., GMTN, 5.000%, 2/01/2015	4,928
4,000	CIT Group, Inc., MTN, 5.125%, 9/30/2014	2,855
2,000	CIT Group, Inc., Series A, MTN, 5.650%, 2/13/2017	1,391
900,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012 (SGD)	552,521
800,000	General Electric Capital Corp., Series A, MTN, 3.485%, 3/08/2012 (SGD)	503,058
256,000	GMAC LLC, 6.000%, 12/15/2011	207,089
120,000	GMAC LLC, 6.625%, 5/15/2012	93,394
138,000	GMAC LLC, MTN, 6.750%, 12/01/2014	94,809
64,000	GMAC LLC, 8.000%, 11/01/2031	38,041
15,000	iStar Financial, Inc., 4.383%, 10/01/2012(b)	4,350
85,000	iStar Financial, Inc., 5.150%, 3/01/2012	26,775
35,000	iStar Financial, Inc., 5.375%, 4/15/2010	16,100
105,000	iStar Financial, Inc., 5.650%, 9/15/2011	33,600
25,000	iStar Financial, Inc., 5.800%, 3/15/2011	8,750
10,000	iStar Financial, Inc., Series B, 5.125%, 4/01/2011	3,500
120,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	37,800

		1,701,485

	Paper — 1.1%
40,000	Bowater, Inc., 6.500%, 6/15/2013	4,000
5,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	3,050
25,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	16,000
385,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	242,550
400,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	270,000
95,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	65,550
60,000	International Paper Co., 7.950%, 6/15/2018	47,421
20,000	Westvaco Corp., 8.200%, 1/15/2030	15,222
10,000	Weyerhaeuser Co., 6.875%, 12/15/2033	6,641

		670,434

	Pharmaceuticals — 0.9%
255,000	Elan Finance PLC, Senior Note, 7.750%, 11/15/2011	150,450

See accompanying notes to financial statements.

8

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — continued
$5,000	EPIX Pharmaceuticals, Inc., Senior Note, 3.000%, 6/15/2024(d)(i)	$1,000
480,000	Valeant Pharmaceuticals International, Subordinated Note, 4.000%, 11/15/2013	415,200

		566,650

	Pipelines — 0.3%
75,000	DCP Midstream LP, 144A, 6.450%, 11/03/2036	54,479
100,000	Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	69,620
45,000	ONEOK Partners LP, 6.650%, 10/01/2036	34,867

		158,966

	Retailers — 2.0%
400,000	Dillard’s, Inc., 6.625%, 1/15/2018	142,000
205,000	Dillard’s, Inc., Class A, 7.000%, 12/01/2028	66,625
186,000	Home Depot, Inc., 5.875%, 12/16/2036	145,843
715,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	432,788
100,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	54,297
225,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	122,758
725,000	Toys R Us, Inc., 7.375%, 10/15/2018	261,000
5,000	Toys R Us, Inc., 7.875%, 4/15/2013	1,950

		1,227,261

	Sovereigns — 3.4%
115,000(††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015 (MXN)	833,903
20,000(††)	Mexican Fixed Rate Bonds, Series M-10, 9.000%, 12/20/2012 (MXN)	151,092
235,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010 (AUD)	172,671
1,060,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017 (AUD)	770,936
400,000	Republic of Brazil, 12.500%, 1/05/2016 (BRL)	180,103

		2,108,705

	Supermarket — 0.3%
320,000	Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	169,600

	Supranational — 1.8%
2,763,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013 (IDR)(d)	120,812
1,000,000	European Investment Bank, EMTN, 144A, 4.600%, 1/30/2037 (CAD)	803,013
38,500,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010 (ISK)	220,995

		1,144,820

	Technology — 1.4%
10,000	Affiliated Computer Services, Inc., 5.200%, 6/01/2015	7,200

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$340,000	Avnet, Inc., 6.000%, 9/01/2015	$260,351
110,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	45,100
15,000	Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	9,975
920,000	Lucent Technologies, Inc., 6.450%, 3/15/2029	368,000
390,000	Lucent Technologies, Inc., 6.500%, 1/15/2028	152,100
25,000	Nortel Networks Ltd., 6.875%, 9/01/2023	1,500
140,000	Nortel Networks Ltd., 10.125%, 7/15/2013	35,000
40,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026	2,400

		881,626

	Transportation — 0.6%
55,000	Canadian Pacific Railway Co., 5.950%, 5/15/2037	38,785
445,000	CSX Corp., MTN, 6.000%, 10/01/2036	352,456

		391,241

	Transportation Services — 0.1%
30,000	Erac USA Finance Co., 144A, 6.375%, 10/15/2017	20,820
40,000	Erac USA Finance Co., 144A, 7.000%, 10/15/2037	22,031

		42,851

	Treasuries — 17.9%
651,496	U.S. Treasury Bond, 1.625%, 1/15/2018(e)	618,361
594,884	U.S. Treasury Bond, 2.000%, 1/15/2026(e)	560,353
1,171,406	U.S. Treasury Bonds, 2.375%, with various maturities to 2027(e)(f)	1,160,520
595,821	U.S. Treasury Bond, 2.625%, 7/15/2017(e)	610,577
1,727,050	U.S. Treasury Bond, 3.375%, 4/15/2032(e)	2,129,534
777,194	U.S. Treasury Note, 1.625%, 1/15/2015(e)	720,726
1,559,799	U.S. Treasury Notes, 1.875%, with various maturities to 2015(e)(f)	1,471,189
2,246,098	U.S. Treasury Notes, 2.000%, with various maturities to 2016(e)(f)	2,130,197
612,340	U.S. Treasury Note, 2.375%, 1/15/2017(e)	607,508
611,468	U.S. Treasury Note, 2.500%, 7/15/2016(e)	606,642
481,968	U.S. Treasury Note, 3.000%, 7/15/2012(e)	472,366

		11,087,973

	Wireless — 1.5%
5,000,000	America Movil SAB de CV, 8.460%, 12/18/2036 (MXN)	269,701
75,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	31,500

See accompanying notes to financial statements.

9

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Principal Amount (‡)	Description	Value (†)

	Wireless — continued
$55,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	$23,375
500,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	210,000
580,000	Sprint Capital Corp., 6.875%, 11/15/2028	345,100
109,000	Sprint Nextel Corp., 6.000%, 12/01/2016	76,845

		956,521

	Wirelines — 4.8%
25,000	AT&T Corp., 6.500%, 3/15/2029	24,214
30,000	AT&T, Inc., 6.150%, 9/15/2034	30,834
425,000	BellSouth Corp., 6.000%, 11/15/2034	417,461
340,000	Embarq Corp., 7.995%, 6/01/2036	229,500
475,000	Frontier Communications Corp., 7.125%, 3/15/2019	318,250
100,000	Level 3 Communications, Inc., 2.875%, 7/15/2010	62,125
820,000	Level 3 Communications, Inc., 6.000%, 3/15/2010	574,000
135,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	68,175
70,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	40,600
75,000	Motorola, Inc., 5.220%, 10/01/2097	24,938
125,000	Motorola, Inc., 6.500%, 11/15/2028	55,222
135,000	Motorola, Inc., 6.625%, 11/15/2037	63,450
215,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.500%, 11/15/2018	140,825
255,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028	153,000
15,000	Qwest Capital Funding, Inc., Guaranteed Note, 7.625%, 8/03/2021	9,975
140,000	Qwest Corp., 6.875%, 9/15/2033	83,300
315,000	Qwest Corp., 7.250%, 10/15/2035	196,875
235,000	Qwest Corp., Senior Note, 6.500%, 6/01/2017	173,900
59,000	Telecom Italia Capital, 6.000%, 9/30/2034	40,710
122,000	Telecom Italia Capital, 6.375%, 11/15/2033	85,400
85,000	Verizon Global Funding Corp., Senior Note, 5.850%, 9/15/2035	84,571
130,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	94,643

		2,971,968

	Total Bonds and Notes (Identified Cost $52,190,096)	39,447,428

Shares	Description	Value (†)

Common Stocks — 34.5%
	Building Products — 0.1%
7,164	Masco Corp.	$79,735

	Chemicals — 0.8%
6,285	Dow Chemical Co. (The)	94,841
4,473	Eastman Chemical Co.	141,839
3,568	PPG Industries, Inc.	151,390
4,463	RPM International, Inc.	59,313
2,514	Sensient Technologies Corp.	60,034

		507,417

	Commercial Banks — 3.9%
5,142	Associated Bancorp	107,622
3,397	BancorpSouth, Inc.	79,354
3,235	Bank of Hawaii Corp.	146,125
5,040	BB&T Corp.	138,398
5,140	Comerica, Inc.	102,029
6,624	F N B Corp.	87,437
2,135	First Bancorp	23,784
3,991	First Midwest Bancorp, Inc.	79,700
4,319	FirstMerit Corp.	88,928
4,552	Fulton Financial Corp.	43,790
5,379	Huntington Bancshares, Inc.	41,203
7,853	Marshall & Ilsley Corp.	107,115
4,396	Pacific Capital Bancorp	74,205
3,911	PacWest Bancorp	105,206
4,059	PNC Financial Services Group, Inc.	198,891
3,605	Regions Financial Corp.	28,696
5,698	Suntrust Banks, Inc.	168,319
5,791	TCF Financial Corp.	79,105
3,756	Trustmark Corp.	81,092
4,945	U.S. Bancorp	123,674
4,141	Umpqua Holdings Corp.	59,920
2,779	United Bankshares, Inc.	92,318
3,493	Valley National Bancorp	70,733
3,795	Wells Fargo & Co.	111,877
4,594	Wilmington Trust Corp.	102,171
3,527	Zions Bancorporation	86,447

		2,428,139

	Commercial Services & Supplies — 0.8%
4,013	Avery Dennison Corp.	131,346
6,936	Deluxe Corp.	103,763
4,380	Pitney Bowes, Inc.	111,602
6,387	R. R. Donnelley & Sons Co.	86,735
2,629	Waste Management, Inc.	87,125

		520,571

	Containers & Packaging — 0.1%
3,366	Sonoco Products Co.	77,957

	Distributors — 0.2%
2,941	Genuine Parts Co.	111,346

	Diversified Financial Services — 0.3%
6,374	Bank of America Corp.	89,746
3,669	JP Morgan Chase & Co.	115,683

		205,429

	Diversified Telecommunication Services — 0.2%
4,177	AT&T, Inc.	119,044

See accompanying notes to financial statements.

10

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Shares	Description	Value (†)

	Electric Utilities — 1.5%
3,992	American Electric Power Co., Inc.	$132,854
3,940	DPL, Inc.	89,989
2,668	Entergy Corp.	221,791
2,935	FirstEnergy Corp.	142,582
5,044	Pinnacle West Capital Corp.	162,064
3,243	PPL Corp.	99,528
2,651	Unisource Energy Corp.	77,833

		926,641

	Electrical Equipment — 0.2%
3,476	Hubbell, Inc., Class B	113,596

	Energy Equipment & Services — 0.1%
4,314	Patterson-UTI Energy, Inc.	49,654

	Food Products — 0.4%
2,076	General Mills, Inc.	126,117
3,212	Kraft Foods, Inc., Class A	86,242
3,552	Sara Lee Corp.	34,774

		247,133

	Gas Utilities — 0.6%
4,235	AGL Resources, Inc.	132,767
3,918	Nicor, Inc.	136,111
4,157	Oneok, Inc.	121,052

		389,930

	Hotels, Restaurants & Leisure — 0.4%
2,889	Darden Restaurants, Inc.	81,412
10,500	Starwood Hotels & Resorts Worldwide, Inc.	187,950

		269,362

	Household Durables — 0.3%
375	KB Home	5,108
5,170	Leggett & Platt, Inc.	78,532
3,676	Tupperware Brands Corp.	83,445

		167,085

	Household Products — 0.3%
3,232	Kimberly-Clark Corp.	170,456

	Industrial Conglomerates — 0.2%
5,256	General Electric Co.	85,147
4,542	Textron, Inc.	62,998

		148,145

	Insurance — 1.3%
4,424	Allstate Corp. (The)	144,930
4,013	Arthur J. Gallagher & Co.	103,977
3,947	Cincinnati Financial Corp.	114,739
4,024	Mercury General Corp.	185,064
4,149	Unitrin, Inc.	66,135
5,008	Zenith National Insurance Corp.	158,103

		772,948

	Leisure Equipment & Products — 0.1%
3,710	Mattel, Inc.	59,360

	Machinery — 0.6%
4,793	Briggs & Stratton Corp.	84,309
1,982	Caterpillar, Inc.	88,536
3,188	Eaton Corp.	158,475
3,279	Timken Co. (The)	64,367

		395,687

Shares	Description	Value (†)

	Media — 0.1%
4,684	Gannett Co., Inc.	$37,472

	Metals & Mining — 0.1%
3,050	Commercial Metals Co.	36,204
2,779	Steel Dynamics, Inc.	31,069

		67,273

	Multi Utilities — 1.1%
4,041	Black Hills Corp.	108,945
4,319	Centerpoint Energy, Inc.	54,506
4,419	DTE Energy Co.	157,626
5,757	NiSource, Inc.	63,154
4,165	OGE Energy Corp.	107,374
3,793	SCANA Corp.	135,031
4,754	TECO Energy, Inc.	58,712

		685,348

	Oil, Gas & Consumable Fuels — 0.3%
2,347	Chevron Corp., ADR	173,608

	Paper & Forest Products — 0.2%
5,974	International Paper Co.	70,493
6,038	MeadWestvaco Corp.	67,565

		138,058

	Pharmaceuticals — 0.8%
4,145	Bristol-Myers Squibb Co.	96,371
3,785	Eli Lilly & Co.	152,422
4,194	Merck & Co., Inc.	127,498
5,586	Pfizer, Inc.	98,928

		475,219

	REITs — Apartments — 3.1%
16,327	Apartment Investment & Management Co., Class A	188,577
8,400	AvalonBay Communities, Inc.	508,872
14,500	Camden Property Trust	454,430
26,200	Equity Residential	781,284

		1,933,163

	REITs — Diversified — 1.1%
14,200	BioMed Realty Trust, Inc.	166,424
8,900	Vornado Realty Trust	537,115

		703,539

	REITs — Healthcare — 2.0%
12,200	HCP, Inc.	338,794
17,500	Nationwide Health Properties, Inc.	502,600
23,700	Omega Healthcare Investors, Inc.	378,489

		1,219,883

	REITs — Hotels — 0.6%
48,900	Host Hotels & Resorts, Inc.	370,173
800	LaSalle Hotel Properties	8,840

		379,013

	REITs — Industrial — 2.3%
10,500	AMB Property Corp.	245,910
48,500	DCT Industrial Trust, Inc.	245,410
13,400	First Potomac Realty Trust	124,620
20,500	Liberty Property Trust	468,015
20,000	ProLogis	277,800
1,300	PS Business Parks, Inc.	58,058

		1,419,813

See accompanying notes to financial statements.

11

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

Shares	Description	Value (†)

	REITs — Office — 2.1%
11,000	Boston Properties, Inc.	$605,000
13,200	Brandywine Realty Trust	101,772
1,000	Corporate Office Properties Trust	30,700
4,000	Digital Realty Trust, Inc.	131,400
12,900	Dupont Fabros Technology, Inc.	26,703
25,500	HRPT Properties Trust	85,935
9,300	Kilroy Realty Corp.	311,178

		1,292,688

	REITs — Regional Malls — 2.2%
15,400	Macerich Co. (The)	279,664
18,900	Simon Property Group, Inc.	1,004,157
4,400	Taubman Centers, Inc.	112,024

		1,395,845

	REITs — Shopping Centers — 2.5%
20,500	Developers Diversified Realty Corp.	100,040
8,600	Federal Realty Investment Trust	533,888
14,900	Kimco Realty Corp.	272,372
19,300	Kite Realty Group Trust	107,308
11,700	Regency Centers Corp.	546,390

		1,559,998

	REITs — Storage — 1.7%
27,800	Extra Space Storage, Inc.	286,896
9,500	Public Storage, Inc.	755,250

		1,042,146

	REITs — Triple Net Lease — 0.3%
2,600	National Retail Properties	44,694
4,800	Realty Income Corp.	111,120

		155,814

	Real Estate Operating Companies — 0.4%
31,300	Brookfield Properties Corp.	241,949

	Specialty Retail — 0.1%
2,785	Home Depot, Inc.	64,111

	Thrifts & Mortgage Finance — 0.5%
4,805	Astoria Financial Corp.	79,186
7,500	Federal Home Loan Mortgage Corp.(g)	5,475
2,889	First Niagara Financial Group, Inc.	46,715
6,737	New York Community Bancorp, Inc.	80,575
2,688	People’s United Financial, Inc.	47,927
4,158	Washington Federal, Inc.	62,204

		322,082

	Tobacco — 0.4%
6,159	Altria Group, Inc.	92,755
4,120	Universal Corp.	123,064

		215,819

	Trading Companies & Distributors — 0.2%
3,641	Watsco, Inc.	139,814

	Total Common Stocks (Identified Cost $39,125,145)	21,422,290

Preferred Stocks — 0.2%
	Capital Markets — 0.0%
250	Lehman Brothers Holdings, Inc., 5.670%(c)	1
1,100	Lehman Brothers Holdings, Inc., 6.500%(c)	2
70	Lehman Brothers Holdings, Inc., 7.250%(c)	35
500	Lehman Brothers Holdings, Inc., 7.950%(c)	1
625	Newell Financial Trust I Convertible, 5.250%	15,625

		15,664

Shares	Description	Value (†)

	Diversified Financial Services — 0.1%
129	Preferred Blocker, Inc. 9.000%	$32,250

	Thrifts & Mortgage Finance — 0.1%
4,125	Countrywide Capital IV, 6.750%	68,475
2,800	Federal Home Loan Mortgage Corp., 5.570%(g)(h)	896
1,200	Federal Home Loan Mortgage Corp., 5.660%(g)(h)	600
400	Federal Home Loan Mortgage Corp., 5.700%(g)(h)	212
750	Federal Home Loan Mortgage Corp., 5.790%(g)(h)	555
300	Federal Home Loan Mortgage Corp., 5.810%(g)(h)	165
600	Federal Home Loan Mortgage Corp., 5.900%(g)(h)	174
250	Federal Home Loan Mortgage Corp., 6.420%(g)(h)	150
975	Federal Home Loan Mortgage Corp., 6.550%(g)(h)	292
10,925	Federal Home Loan Mortgage Corp., 8.375%(g)(h)	4,261
550	Federal National Mortgage Association, 4.750%(g)(h)	566
150	Federal National Mortgage Association, 5.810%(g)(h)	183
250	Federal National Mortgage Association, 6.750%(g)(h)	163
10,000	Federal National Mortgage Association, 8.250%(g)(h)	8,300

		84,992

	Total Preferred Stocks (Identified Cost $803,962)	132,906

Principal Amount (‡)
Short-Term Investments — 0.7%
$409,927	Tri-Party Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/2008 at 0.000% to be repurchased at $409,927 on 1/02/2009, collateralized by $200,000 Federal Home Loan Bank, 5.250% due 6/12/2009 valued at $204,750; $210,000 Federal National Mortgage Association, 4.600% due 11/10/2011 valued at $216,825 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $409,927)	409,927

	Total Investments — 99.0% (Identified Cost $92,529,130)(a)	61,412,551
	Other assets less liabilities — 1.0%	632,646

	Net Assets — 100.0%	$62,045,197

(‡)	Principal amount is in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At December 31, 2008, the net unrealized depreciation on investments based on a cost of $92,902,005 for federal
	income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$269,909
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(31,759,363)

	Net unrealized depreciation	$(31,489,454)

(b)	Variable rate security. Rate as of December 31, 2008 is disclosed.
(c)	Non-income producing due to bankruptcy filing.
(d)	Illiquid security. At December 31, 2008, the value of these securities amounted to $547,548 or 0.9% of net assets.
(e)	Treasury Inflation Protected Security (TIPS).
(f)	All separate investments in U.S. Treasury securities which have the same coupon rate have been aggregated for the purpose of presentation in the portfolio of investments.
(g)	Non-income producing security.
(h)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.

See accompanying notes to financial statements.

12

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of December 31, 2008

(i)	Valued by management. At December 31, 2008, the value of this security amounted to $1,000 or 0.0% of net assets.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,736,273 or 4.4% of net assets.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MBS	Mortgage-Backed Securities
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
IDR	Indonesian Rupiah
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar

Net Asset Summary at December 31, 2008 (Unaudited)

Treasuries	17.9%
Wirelines	4.8
Commercial Banks	3.9
Sovereigns	3.4
Banking	3.2
REITs — Apartments	3.1
Non-Captive Consumer	2.9
Non-Captive Diversified	2.7
REITs — Shopping Centers	2.5
REITs — Industrial	2.3
REITs — Regional Malls	2.2
Healthcare	2.2
REITs — Office	2.1
Media Cable	2.1
Retailers	2.0
REITs — Healthcare	2.0
Insurance	2.0
Other Investments, less than 2% each	37.0
Short-Term Investments	0.7

Total Investments	99.0
Other assets less liabilities	1.0

Net Assets	100.0%

See accompanying notes to financial statements.

13

STATEMENT OF ASSETS & LIABILITIES

December 31, 2008

ASSETS
Investments at cost	$92,529,130
Net unrealized depreciation	(31,116,579)

Investments at value	61,412,551
Cash	132,189
Foreign currency at value (identified cost $49,503)	41,095
Receivable for Fund shares sold	18,457
Receivable for securities sold	113,009
Dividends and interest receivable	882,003

TOTAL ASSETS	62,599,304

LIABILITIES
Payable for securities purchased	186,726
Payable for Fund shares redeemed	235,763
Management fees payable (Note 5)	44,242
Deferred Trustees’ fees (Note 5)	21,124
Administrative fees payable (Note 5)	2,478
Other accounts payable and accrued expenses	63,774

TOTAL LIABILITIES	554,107

NET ASSETS	$62,045,197

NET ASSETS CONSIST OF:
Paid-in capital	$103,236,649
Accumulated net investment income	43,867
Accumulated net realized loss on investments and foreign currency transactions	(10,097,189)
Net unrealized depreciation on investments and foreign currency translations	(31,138,130)

NET ASSETS	$62,045,197

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$31,709,087

Shares of beneficial interest	4,414,613

Net asset value and redemption price per share	$7.18

Offering price per share (100/95.50 of net asset value) (Note 1)	$7.52

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$30,336,110

Shares of beneficial interest	4,232,548

Net asset value and offering price per share	$7.17

See accompanying notes to financial statements.

14

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME

Dividends	$1,631,146
Interest	4,128,208
Securities lending income (Note 2)	135,355
Less net foreign taxes withheld	(2,970)

5,891,739

Expenses
Management fees (Note 5)	525,593
Service fees - Class A (Note 5)	113,014
Service and distribution fees - Class C (Note 5)	503,567
Trustees’ fees and expenses (Note 5)	5,182
Administrative fees (Note 5)	48,522
Custodian fees and expenses	32,661
Transfer agent fees and expenses - Class A (Note 5)	35,551
Transfer agent fees and expenses - Class C (Note 5)	39,526
Audit and tax services fees	46,651
Legal fees	2,643
Shareholder reporting expenses	30,163
Registration fees	30,681
Miscellaneous expenses	10,470

Total expenses	1,424,224
Less fee reduction and/or expense reimbursement (Note 5)	(6,549)

Net expenses	1,417,675

Net investment income	4,474,064

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investments	(9,434,671)
Foreign currency transactions	(6,994)
Net change in unrealized depreciation on:
Investments	(20,073,750)
Foreign currency translations	(22,534)

Net realized and unrealized loss on investments and foreign currency transactions	(29,537,949)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,063,885)

See accompanying notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Natixis Income Diversified Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007

FROM OPERATIONS:
Net investment income	$4,474,064	$4,594,686
Net realized gain (loss) on investments and foreign currency transactions	(9,441,665)	3,022,082
Net change in unrealized depreciation on investments and foreign currency translations	(20,096,284)	(14,317,501)

Net decrease in net assets resulting from operations	(25,063,885)	(6,700,733)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(2,440,912)	(2,462,923)
Class C	(2,311,936)	(2,698,232)
Net realized capital gain
Class A	(481,930)	(761,717)
Class C	(559,123)	(993,931)

Total distributions	(5,793,901)	(6,916,803)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	(32,008,958)	52,385,464

Net increase (decrease) in net assets	(62,866,744)	38,767,928

NET ASSETS
Beginning of the year	124,911,941	86,144,013

End of the year	$62,045,197	$124,911,941

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$43,867	$(19,448)

See accompanying notes to financial statements.

16

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of the period	Net investment income(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

NATIXIS INCOME DIVERSIFIED PORTFOLIO
Class A
12/31/2008	$10.26	$0.47	$(2.96)	$(2.49)	$(0.49)	$(0.10)	$(0.59)
12/31/2007	11.15	0.41	(0.71)	(0.30)	(0.45)	(0.14)	(0.59)
12/31/2006	10.07	0.29	1.12	1.41	(0.32)	(0.01)	(0.33)
12/31/2005(f)	10.00	0.04	0.08	0.12	(0.05)	–	(0.05)
Class C
12/31/2008	10.24	0.40	(2.95)	(2.55)	(0.42)	(0.10)	(0.52)
12/31/2007	11.12	0.33	(0.70)	(0.37)	(0.37)	(0.14)	(0.51)
12/31/2006	10.07	0.22	1.09	1.31	(0.25)	(0.01)	(0.26)
12/31/2005(f)	10.00	0.04	0.07	0.11	(0.04)	–	(0.04)

(a)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	The investment adviser and/or administrator agreed to reimburse a portion of the Portfolio’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.

See accompanying notes to financial statements.

17

					Ratios to average net assets:

Net asset value, end of the period	Total return (%)(a)(d)	Net assets, end of the period (000’s)	Net expenses (%)(c)(e)		Gross expenses (%)(e)		Net investment income (%)(e)	Portfolio turnover rate (%)

$7.18	(25.3)	$31,709	1.09		1.10		5.10	23
10.26	(2.8)	54,733	1.08	(g)	1.09	(g)	3.76	50
11.15	14.2	37,117	1.25		1.30		2.72	52
10.07	1.2	5,074	1.25		9.57		3.61	2

7.17	(25.8)	30,336	1.84		1.84		4.30	23
10.24	(3.5)	70,179	1.83	(g)	1.84	(g)	3.00	50
11.12	13.3	49,027	2.00		2.05		2.02	52
10.07	1.1	39	2.00		10.31		3.25	2

(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the period November 17, 2005 (inception) through December 31, 2005.
(g)	Includes expense recapture of 0.01%.

18

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

1.  Organization.  Natixis Funds Trust I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to Natixis Income Diversified Portfolio (the “Portfolio”); the financial statements for the other funds of the Trust are presented in separate reports.

The Portfolio offers Class A and Class C shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class C shares do not pay a front-end sales charge, pay higher ongoing 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Valuation.  Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and subadvisers and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Portfolio by a pricing service recommended by the investment adviser and subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Portfolio may be valued on the basis of a price provided by a principal market maker. All forward foreign currency contracts are “marked-to-market” daily utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Portfolio’s subadvisers using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Portfolio may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, the Portfolio may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Portfolio calculates its net asset value.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Portfolio is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Portfolio’s investments in real estate investment trusts (“REITs”) are reported to the Portfolio after the end of the fiscal year; accordingly, the Portfolio estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Portfolio after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

c.  Foreign Currency Translation.  The books and records of the Portfolio are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

19

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Portfolio may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

The Portfolio may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d.  Forward Foreign Currency Contracts.  The Portfolio may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Portfolio’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Portfolio has committed to buy or sell represents the aggregate exposure to each currency the Portfolio has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 2008, there were no forward foreign currency contracts.

e.  Federal and Foreign Income Taxes.  The Trust treats the Portfolio as a separate entity for federal income tax purposes. The Portfolio intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Management has performed an analysis of the Fund’s tax positions taken on federal and state tax returns that remain subject to examination (tax years ended December 31, 2005 – 2008) and has concluded that no provisions for income tax are required. Fund management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Portfolio may be subject to foreign taxes on income and gains on investments that are accrued based upon the Portfolio’s understanding of the tax rules and regulations that exist in the countries in which the Portfolio invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as Treasury Inflation Protected Securities (TIPs) adjustments, distribution redesignations, capital gain and return of capital distributions from REITs, foreign currency gains and losses, defaulted bond interest and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, securities lending collateral gain/loss adjustments, defaulted bond interest and premium amortization. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2008 and 2007 was as follows:

2008 Distributions Paid From:			2007 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$4,776,531	$1,017,370	$5,793,901	$5,539,820	$1,376,983	$6,916,803

Differences between these amounts and those reported in the Statement of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

20

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$77,214
Undistributed long term capital gains	—

Total undistributed earnings	$77,214
Capital loss carryforward:
Expires December 31, 2016	(6,802,865)
Deferred net capital losses (post-October 2008)	(2,921,447)
Unrealized appreciation (depreciation)	(31,511,005)

Total accumulated earnings (losses)	$(41,158,103)

g.  Repurchase Agreements.  It is the Portfolio’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Portfolio has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Portfolio, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non- U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Portfolio may bear the risk of loss with respect to the investment of the collateral. The Portfolio invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Portfolio and State Street Bank as lending agent.

As of December 31, 2008, there were no securities on loan.

i.  Delayed Delivery Commitments.  The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

k.  New Accounting Pronouncement.  In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 may have on the Portfolio’s financial statement disclosures.

3.  Fair Value Measurements.  The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, effective January 1, 2008. FAS 157 establishes a hierarchy for net asset value determination purposes in which various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments;

•

Level 2 — prices determined using other significant observable inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar investments, interest rates, credit risk, etc.);

•

Level 3 — prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an investment (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of investments and would be based on the best information available).

21

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

Securities Purchased Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$21,906,986
Level 2 — Other Significant Observable Inputs	38,388,329
Level 3 — Significant Unobservable Inputs	1,117,236

Total	$61,412,551

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2008:

Assets	Investments in Securities
Balance as of December 31, 2007	$—
Realized gain (loss)	(2,923)
Change in unrealized appreciation (depreciation)(a)	(811,555)
Net purchases (sales)	486,886
Net reclassifications to/from Level 3	1,444,828

Balance as of December 31, 2008	$1,117,236

(a) Change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments within the Statement of Operations.

4.  Purchases and Sales of Securities.  For the year ended December 31, 2008, purchases and sales of securities (excluding short-term investments and including paydowns) were $21,046,856 and $55,027,799, respectively. Purchases and sales of U.S. government/agency securities (excluding short-term investments and including paydowns) were $4,446,082 and $14,233,628, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to the Portfolio. Under the terms of the management agreement, the Portfolio pays a management fee at the annual rate of 0.55% of the first $1 billion of the Portfolio’s average daily net assets and 0.50% of the Portfolio’s average daily net assets in excess of $1 billion, calculated daily and payable monthly.

Natixis Advisors has entered into subadvisory agreements with AEW Capital Management, L.P. (“AEW”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) on behalf of the Portfolio.

Payments to Natixis Advisors are reduced in the amount of payments to the subadvisors. Natixis Advisors voluntarily agreed to waive a portion of the management fee it retains for the Portfolio after payment to subadvisers.

Natixis Advisors has given a binding undertaking to the Portfolio to reduce management fees, and/or reimburse certain expenses associated with the Portfolio to limit its operating expenses. This undertaking is in effect until April 30, 2009 and will be reevaluated on an annual basis. For the year ended December 31, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C
1.25%	2.00%

For the year ended December 31, 2008, the management fees and reductions of management fees for the Portfolio were as follows:

Gross Management Fee	Reductions of Management Fee	Net Management Fee	Percentage of Average Daily Net Assets
			Gross	Net
$525,593	$5,028	$520,565	0.55%	0.54%

For the year ended December 31, 2008, expenses did not exceed the limits under the expense limitation agreement.

22

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

Natixis Advisors is permitted to recover expenses it has borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) on a class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. There are no amounts subject to possible recovery under the expense limitation agreements at December 31, 2008.

Certain officers and directors of Natixis Advisors and its affiliates are also Trustees of the Portfolio. Natixis Advisors, Loomis Sayles and AEW are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Portfolio and has subcontracted with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors the Portfolio pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion, and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a prorated annual fee of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors in their first twelve months of operations.

Effective October 1, 2007, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Portfolio. Also, effective October 1, 2007, Natixis Advisors gave a binding contractual undertaking to the Portfolios to waive the administrative fees paid by the Portfolio in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2008.

Prior to July 1, 2008, the Portfolio paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.0450% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $5 million, which was revaluated on an annual basis. New funds were subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first twelve months of operations.

For the year ended December 31, 2008, the Portfolio paid the following administrative fees to Natixis Advisors:

Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
$48,522	$1,521	$47,001

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”) a wholly-owned subsidiary of Natixis US has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Portfolio.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Portfolio’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Portfolio’s Class C shares (the “Class C Plan”).

Under the Class A Plan, the Portfolio pays Natixis Distributors a monthly service fee at the annual rate not to exceed 0.25% of the average daily net assets attributable to the Portfolio’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, the Portfolio pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Portfolio’s Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plan, the Portfolio pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Portfolio’s Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2008, the Portfolio paid the following service and distribution fees:

Service Fee		Distribution Fee
Class A	Class C	Class C
$113,014	$125,892	$377,675

23

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Portfolio if the shares of those customers were registered directly with the Portfolio’s transfer agent. Accordingly, the Portfolio agreed to pay a portion of the intermediary fees attributable to shares of the Portfolio held by the intermediaries (which generally are a percentage of the values of shares held) not exceeding what the Portfolio would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Portfolio which are included in the transfer agent fees and expenses in the Statement of Operations.

Sub-Transfer Agent Fees
Class A	Class C
$26,688	$30,083

e.  Commissions.  The Portfolio has been informed that commissions (including CDSCs) on Portfolio shares paid to Natixis Distributors by investors in shares of the Portfolio during the year ended December 31, 2008 amounted to $50,164.

f.  Trustees Fees and Expenses.  The Portfolio does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Portfolio until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

6.  Line of Credit.  The Portfolio, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 12, 2008, each fund together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

For the year ended December 31, 2008, the Portfolio had no borrowings under these agreements.

On February 6, 2009, the Trustees approved the renewal of the committed line of credit provided by State Street Bank. Effective March 12, 2009, interest will be charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, will be accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

7.  Broker Commission Recapture.  The Portfolio has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Portfolio under such agreements and are included in realized gains in the Statements of Operations. For the year ended December 31, 2008, amounts rebated under these agreements amounted to $4,181.

24

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2008

8.  Capital Shares.  The Portfolio may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007

	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	444,730	$4,212,528	4,603,328	$52,094,305
Issued in connection with the reinvestment of distributions	232,902	2,145,062	190,943	2,041,330
Redeemed	(1,596,225)	(14,388,129)	(2,789,673)	(30,406,349)

Net change	(918,593)	$(8,030,539)	2,004,598	$23,729,286

Class C
Issued from the sale of shares	365,260	$3,379,096	4,546,429	$51,123,677
Issued in connection with the reinvestment of distributions	106,337	990,568	105,904	1,126,884
Redeemed	(3,093,572)	(28,348,083)	(2,204,761)	(23,594,383)

Net change	(2,621,975)	$(23,978,419)	2,447,572	$28,656,178

Increase (decrease) from capital share transactions	(3,540,568)	$(32,008,958)	4,452,170	$52,385,464

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Natixis Funds Trust I and Shareholders of Natixis Income Diversified Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Natixis Income Diversified Portfolio (the “Fund”), a series of Natixis Funds Trust I, at December 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2009

26

2008 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2008, a percentage of dividends distributed by the Portfolio listed below qualify for the dividends received deduction for corporate shareholders. The percentage is as follows:

Qualifying Percentage
10.92%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the Portfolio paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2008.

Amount
$1,017,370

Qualified Dividend Income.  For the fiscal year ended December 31, 2008, the Portfolio will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2008, complete information will be reported in conjunction with Form 1099-DIV.

27

TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 1984 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	40 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee Since 2005 Contract Review and Governance Committee Member	President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	40 None

Edward A. Benjamin (1938)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Retired	40 None

Daniel M. Cain (1945)	Trustee Since 1996 Chairman of the Audit Committee	President and Chief Executive Officer, Cain Brothers & Company, Incorporated (investment banking)	40 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker**** (1945)	Trustee Since 2008 Contract Review and Governance Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	40 None

Jonathan P. Mason (1958)	Trustee Since 2007 Audit Committee Member	Chief Financial Officer, Cabot Corp. (specialty chemicals); formerly, Vice President and Treasurer, International Paper Company; formerly, Chief Financial Officer, Carter Holt Harvey (forest products)	40 None

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Since 1982 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	40 Director, Verizon Communications; Director, Rohm and Haas Company (specialty chemicals); Director, AES Corporation (international power company)

28

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen*** and Other Directorships Held

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance & Chief Financial Officer, Harvard Medical School	40 None

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	40 None

John T. Hailer[2] (1960)	Trustee Since 2000	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	40 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on September 14, 2007.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P. (the “Distributor”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

***	The Trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).

****	Mr. Drucker was appointed as trustee effective July 1, 2008.

[1]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

29

TRUSTEE AND OFFICER INFORMATION

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

David Giunta (1965)	President and Chief Executive Officer	Since March 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; and formerly, Senior Counsel, Columbia Management Group

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; and formerly, Senior Director, PFPC Inc.

Robert Krantz (1964)	Executive Vice President	Since September 2007	Executive Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

30

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Jonathan P. Mason are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	2007	2008	2007	2008	2007	2008	2007	2008
Natixis Funds Trust I	$218,667	$200,126	$23,964	$1,396	$57,458	$63,696	$—	$—

1.	Audit-related fees consist of:

2007—performance of agreed-upon procedures related to the Registrant’s deferred compensation plan, N-1A filings, and a fund merger.

2008—performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2007—review of year-end shareholder reporting and the Registrant’s tax returns.

2008—review of year-end shareholder reporting and the Registrant’s tax returns, quarterly review of asset diversification tests, and ongoing services with respect to new security types.

Aggregate fees billed to the Registrant for non-audit services during 2007 and 2008 were $81,422 and $65,092, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Trust’s principal accountant to Natixis Asset Management Advisors, L.P. and entities controlling, controlled by or under common control with Natixis Asset Management Advisors, L.P. that provide ongoing services to the Trust (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	2007	2008	2007	2008	2007	2008
Control Affiliates	$146,000	$12,000	$—	$—	$—	$—

Aggregate fees billed to Control Affiliates for non-audit services during 2007 and 2008 were $146,000 and $12,000, respectively.

None of the audit-related, tax and other services provided by the Registrant’s principal accountant were approved by the Audit Committee pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 26, 2009

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 26, 2009